UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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AMERICAN INCOME FUND, INC.

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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For shareholders of American Income Fund, Inc. (the “Fund”)

                     , 2014

Dear Shareholder:

You are cordially invited to attend the meetings of shareholders of the Fund, each to be held on             , 2014 with the purpose of obtaining your vote on several important proposals regarding your Fund, including the appointment of a new investment adviser. Your Fund’s current investment adviser, U.S. Bancorp Asset Management, Inc. (“USBAM”), has determined to discontinue the portion of its business involving the provision of asset management services to closed-end funds, including the Fund. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) and Nuveen Asset Management, LLC (“Nuveen Asset Management” and, together with Nuveen Fund Advisors, “Nuveen”) have served as sub-advisers to the Fund since January 2011. In order to provide for continuity of portfolio management and to achieve certain other potential benefits, the Board of Directors of the Fund has determined it would be in the best interest of the Fund to transition responsibility for day-to-day management and all operations of the Fund, including fund administration, regulatory and compliance matters, and marketing support to Nuveen. At the Special Meeting of shareholders of the Fund, your Fund’s Board of Directors is requesting your vote on a series of proposals in order to effect a seamless transition of advisory services and fund operations to Nuveen.

While we encourage you to read the Questions and Answers section and the full text of the enclosed proxy statement, following is a summary of the proposals related to the transition of advisory services to Nuveen Fund Advisors:

•	Approve a new investment management agreement with Nuveen Fund Advisors;

•	Approve a new sub-advisory agreement with Nuveen Asset Management;

•	Elect a new board of directors for your Fund;

•

Approve a change of domicile of your Fund, currently organized as a Virginia corporation, into a newly created Massachusetts business trust, the corporate form of organization used by most funds in the Nuveen family of funds, which change of domicile will result in, among other transactions, the dissolution of the Virginia corporation; and

•	Approve an amendment to the Articles of Incorporation of your Fund to change the name of the Fund to Nuveen Multi-Market Income Fund, Inc.

At the Special Meeting you will also be asked to approve certain additional proposals related to the current and proposed advisory agreements of the Fund in connection with a change of control of Nuveen Investments, Inc., the parent company of your current sub-advisers. Nuveen recently announced its intention to be acquired by TIAA-CREF (the “Change of Control Transaction”). Upon the closing of the Change of Control Transaction, securities laws require you to approve new advisory agreements with respect to Nuveen to permit Nuveen to continue to manage your Fund.

The Fund is also holding its regular Annual Meeting of shareholders, where you are being asked to approve the election of the Fund’s current board of directors.

The Board recommends that you vote FOR each proposal.

Please vote now. To cast your vote, simply complete, date and sign the enclosed proxy card(s) and return it in the envelope provided. You may also vote by telephone or through the Internet by following the instructions printed on the enclosed proxy card(s).

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact our proxy solicitor, Computershare Fund Services at (            )            -            .

Richard J. Ertel

Secretary

First American Funds

IMPORTANT NOTICE TO SHAREHOLDERS OF

AMERICAN INCOME FUND, INC.

(THE “FUND”)

                    , 2014

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving this Proxy Statement in connection with the Annual Meeting of shareholders of the Fund at which you will be asked to elect directors. You are also receiving this Proxy Statement in connection with a Special Meeting of shareholders of the Fund to consider several proposals designed to integrate your Fund into the Nuveen family of funds (“Nuveen Funds”). You are also being asked to consider certain additional proposals related to the current and proposed advisory agreements of the Fund as a result of a change of control of Nuveen Investments, Inc., the parent company of the sub-advisers to your Fund, as discussed in further detail below. As a shareholder of the Fund, you are entitled to vote on the proposals to be considered at both Meetings.

Q.	Why is my Fund being integrated into the Nuveen Funds?

A.	U.S. Bancorp Asset Management, Inc. (“USBAM”), a wholly-owned subsidiary of U.S. Bank National Association, serves as investment adviser to the Fund pursuant to an investment advisory agreement between USBAM and the Fund (the “Current Advisory Agreement’). USBAM provides administration services to the Fund pursuant to a separate administration agreement. USBAM has determined to discontinue the portion of its business involving the provision of asset management services to closed-end investment companies, including the Fund. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) and Nuveen Asset Management, LLC (“Nuveen Asset Management” and together with Nuveen Fund Advisors, “Nuveen”) have served as sub-advisers to the Fund since January 2011 in connection with Nuveen’s acquisition of a portion of USBAM’s advisory business and the transfer of certain personnel. In order to provide for continuity of portfolio management, your Fund’s board of directors (“Board”) has approved and recommends that shareholders approve the appointment of Nuveen Fund Advisors as adviser and Nuveen Asset Management as sub-adviser to the Fund. Shareholders are also being asked to consider other proposals designed to integrate the Fund into the Nuveen Funds.

Special Meeting Proposals Relating to the Nuveen Integration

Q.	What proposals are being considered at the Special Meeting to effect the integration of my Fund into the Nuveen Funds?

A.

To effect the integration of the Fund into the Nuveen Funds, shareholders are being asked to (i) approve the appointment of Nuveen Fund Advisors as investment adviser to the Fund pursuant to a new investment management agreement (the “New Investment Management Agreement”), (ii) approve the appointment of Nuveen Asset Management as sub-adviser to the Fund pursuant to a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “New Nuveen Sub-Advisory Agreement” and together with the New

Investment Management Agreement, the “New Advisory Agreements”); and (iii) elect a new slate of directors for the Fund (the “Nuveen Director Nominees”) to serve only upon the effectiveness of the New Advisory Agreements; (iv) approve a change of domicile of the Fund, currently organized as a Virginia corporation, into a newly created Massachusetts business trust, the corporate form of organization used by most Nuveen Funds, which change of domicile will result in, among other transactions, the dissolution of the Virginia corporation (the “Reorganization”); and (v) approve an amendment to the Articles of Incorporation of the Fund to change the name of the Fund to Nuveen Multi-Market Income Fund, Inc. (collectively, the “Nuveen Integration Proposals”).

Under the charter documents of the Fund and/or applicable law, shareholders are required to approve each of these proposals. The transition of advisory services to Nuveen is conditioned on shareholder approval of the New Advisory Agreements and the election of the Nuveen Director Nominees (the “Nuveen Transition”). If the Nuveen Transition takes effect, the current investment advisory, sub-advisory, administration and sub-administration agreements with respect to the Fund will be terminated, and USBAM will no longer serve as investment adviser and administrator to your Fund.

Q.	What will happen if shareholders do not approve the Nuveen Integration Proposals?

A.	If shareholders do not approve the New Advisory Agreements and elect the Nuveen Director Nominees, none of the Nuveen Integration Proposals will take effect. In that case, your Fund will continue to operate as a Virginia corporation with its current directors, officers and service providers and USBAM will continue to serve as investment adviser and administrator. The Nuveen Transition is not contingent on the approval of the name change or the change of domicile. The Fund will continue to operate under its current name and form of organization if those proposals are not approved. If the Nuveen Transition does not take effect, the Board will take such other action as it deems to be in the best interest of the Fund, which may include further solicitation of shareholder approval of the Nuveen Integration Proposals or other actions as deemed appropriate by the Board, including recommending the liquidation of the Fund.

Q.	How does the proposed New Investment Management Agreement differ from my Fund’s Current Advisory Agreement?

A.	While the investment advisory services to be provided under the proposed New Investment Management Agreement are similar to those provided under the Fund’s Current Advisory Agreement, there are differences in the terms of the agreements because the New Investment Management Agreement is based on a form used by the Nuveen Funds. One important difference is that the fee rate under the New Investment Management Agreement will be comprised of a fund-level fee rate and a complex-level fee rate, both of which include breakpoints, while the fee rate in the Current Advisory Agreement is based only on a fund-level fee rate that does not include breakpoints. In addition, the fee rate under the New Investment Management Agreement is calculated based on managed assets, while the fee rate under the Current Advisory Agreement is calculated based on net assets. Fees based on managed assets generally include assets attributable to all types of leverage and will result in higher management fees. Another important difference is that the services to be provided under the New Investment Management Agreement include certain administrative services. Under the current structure, administrative services and certain additional services are provided pursuant to a separate administration agreement between the Fund and USBAM.

A comparison of certain provisions of the New Investment Management Agreement and the Current Advisory Agreement is discussed in the enclosed Proxy Statement and a form of the New Investment Management Agreement is included as an exhibit.

Q.	How does the proposed New Nuveen Sub-Advisory Agreement differ from my Fund’s Current Sub-Advisory Agreement with Nuveen Asset Management?

A.	Currently, Nuveen Asset Management serves as a sub-adviser with respect to the Fund pursuant to a sub-advisory agreement between USBAM and Nuveen Asset Management (the “Current NAM Sub-Advisory Agreement”). While the services currently provided by Nuveen Asset Management will be substantially the same under the New Nuveen Sub-Advisory Agreement, the terms of the New Nuveen Sub-Advisory Agreement differ from those of the Current NAM Sub-Advisory Agreement primarily in terms of the manner in which fees are calculated and paid. Under the Current NAM Sub-Advisory Agreement, Nuveen Asset Management is compensated by USBAM at a specified fee rate, and under the New Nuveen Sub-Advisory Agreement, Nuveen Asset Management is compensated by Nuveen Fund Advisors as a percentage of the fees payable to Nuveen Fund Advisors by the Fund. Under both agreements the Fund’s adviser, and not the Fund, is responsible for paying the sub-adviser.

A comparison of certain provisions of the New Nuveen Sub-Advisory Agreement and the Current NAM Sub-Advisory Agreement is discussed in the enclosed Proxy Statement and a form of the New Nuveen Sub-Advisory Agreement is included as an exhibit.

Q.	How do the Nuveen Integration Proposals impact the expenses of the Fund?

A.	As described above, the fee and expense structure that will take effect upon the Nuveen Transition differs from your Fund’s current fee and expense structure. Based on assets as of December 31, 2013, the management fees under the New Investment Management Agreement would have been higher than the current management and administrative fees paid by the Fund. However, Nuveen has agreed to waive its fees or reimburse expenses for the first two years after the Nuveen Transition, so that, excluding the costs of leverage, the Fund’s annual total expense ratio will not exceed its annual total expense ratio for the period from the first day of the current fiscal year through the last day of the month prior to the transition, on an annualized basis. The impact of the proposals on Fund expenses is discussed in greater detail in the enclosed Proxy Statement.

Q.	What other changes are expected as a result of Nuveen Integration Proposals?

A.	The investment objective and principal investment strategies of the Fund will not change as a result of the Nuveen Integration Proposals or the Nuveen Transition, and the portfolio management team will remain the same. Nuveen or its affiliates will provide most of the services necessary to operate the Fund including administration, regulatory and compliance services, and marketing support. The Board, USBAM and Nuveen believe that the Nuveen Transition may benefit the Fund in a number of ways, including among other things, continuity of portfolio management and investment strategies and an affiliation with Nuveen, a leading closed-end fund sponsor, which includes expanded secondary marketing support as well as the availability of Nuveen’s robust investment oversight, compliance and fund governance infrastructure.

Q.	Why am I being asked to elect two slates of directors?

A.	At the Annual Meeting, you are being asked to re-elect the five current directors of the Fund. At the Special Meeting, you are being asked to elect the Nuveen Director Nominees to serve as the Fund’s directors upon the effectiveness of the Nuveen Transition. The twelve Nuveen Director Nominees currently serve as directors or trustees to various Nuveen Funds and were recommended by the Board to serve as directors of the Fund upon the completion of the Nuveen Transition.

Q.	What is the timetable for the Nuveen Transition and the related proposals?

A.	If shareholders approve the New Advisory Agreements and elect the Nuveen Director Nominees and the other conditions to complete the Nuveen Transition are satisfied (or waived), the Nuveen Transition will take effect on or about , 2014 or as soon as practicable thereafter. If the Nuveen Transition is not completed, the Fund’s current directors will continue to serve and none of the Nuveen Integration Proposals will take effect.

Q.	What is the primary reason for the Reorganization recommended by the Board?

A.	The Board believes that the Reorganization will achieve savings and operating efficiencies by simplifying the legal administration of the Fund through the increased standardization of charter documents among the Nuveen Funds, most of which are organized as Massachusetts business trusts. Among such potential efficiencies are lower expenses, particularly legal expenses, associated with compliance by such Nuveen Funds with Massachusetts law only, rather than with both Virginia and Massachusetts law.

Q.	How will Fund shareholders be impacted by the Reorganization?

A.	As a result of the Reorganization, common shareholders of the Fund will receive common shares of beneficial interest of the newly created Massachusetts business trust equal to the number of shares of the Fund that they owned immediately prior to the effective date of the Reorganization.

Proposals Relating to Change of Control of Nuveen

Q.	What Special Meeting proposals am I being asked to consider in connection with the change of control of Nuveen?

A.	At the Special Meeting, and in connection with Nuveen Investments, Inc.’s recent announcement of its intention to be acquired by TIAA-CREF (the “Change of Control Transaction”), you will be asked to consider a series of proposals that are designed to ensure that the then-current adviser and sub-adviser(s) to the Fund will be able to continue to serve upon the closing of the Change of Control Transaction. Securities laws require you to approve new advisory agreements with respect to Nuveen, in its capacity as investment adviser and/or sub-adviser, to permit Nuveen to continue to manage your Fund following the Change of Control Transaction.

Q.	How will I as a shareholder be affected by the Change of Control Transaction?

A.	Your investment will not change as a result of Nuveen’s change of ownership. You will still own the same Fund shares immediately before and after the Change of Control Transaction.

If the Change of Control Transaction takes place before the Nuveen Transition is completed, USBAM and your Fund’s current sub-advisers will continue to manage your Fund according to the same investment objective and principal investment strategies as were in place immediately before the Change of Control Transaction, and do not anticipate any significant changes to your Fund’s operations solely in connection with the Change of Control Transaction.

If the Nuveen Transition is completed before the closing of the Change of Control Transaction, Nuveen Fund Advisors, as investment adviser, and Nuveen Asset Management, as sub-adviser, will continue to manage the Fund according to the same investment objective and principal investment strategies as before, and do not anticipate any significant changes to the Fund’s operations as a result of the Change of Control Transaction.

In addition, the agreements of the Fund in place immediately prior to the closing of the Change of Control Transaction will be substantially identical to the agreements of the Fund immediately following the closing of the Change of Control Transaction, regardless of whether the Nuveen Transition is completed prior to or after the closing of the Change of Control Transaction.

TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s current leadership and key investment teams are expected to stay in place.

Q.	Will there be any important differences between the agreements of the Fund in effect at the time of the closing of the Change of Control Transaction and the new agreements being considered in connection with the Change of Control Transaction?

A.	No. The terms of the new agreements for Fund being considered in connection with the Change of Control Transaction will be substantially identical to the agreements in effect immediately prior to the closing date of the Change of Control Transaction. There will be no change in the contractual management fee rate you pay as a result of the Change of Control Transaction.

Q.	What will happen if shareholders of the Fund do not approve the proposals in connection with the Change of Control Transaction before consummation of the transaction?

A.	Nuveen Fund Advisors and Nuveen Asset Management will continue to manage your Fund under interim agreements with USBAM, which will be substantially identical to the Current Sub-Advisory Agreements, if the Change of Control Transaction closes before the completion of the Nuveen Transition, or under interim agreements with Nuveen, which will be substantially identical to the New Advisory Agreements, if the Nuveen Transition is completed before the consummation of the Change of Control Transaction. In each case, Nuveen must place its compensation for its services during this interim period in escrow, pending shareholder approval. Your Fund’s Board urges you to vote without delay in order to avoid potential disruption to the Fund’s operations.

General (All Proposals)

Q.	How does the Board recommend that I vote on the Annual and Special Meeting proposals?

A.	After careful consideration, the Board has determined that each of the proposals being presented at the Annual and Special Meetings is in the best interests of the Fund and recommends that you vote FOR each proposal.

Q.	Who will pay for the proxy solicitation?

A.	The Fund will bear a portion of the expenses associated with the preparation, printing and mailing of the Proxy Statement, the solicitation of proxy votes and the costs of holding the Meetings, up to the amount incurred by the Fund in connection with its last annual meeting. Nuveen or its affiliates will bear all costs and expenses in excess of that amount.

Q.	Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, your Fund’s proxy solicitor, at . Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important and in the best interests of the Fund. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

AMERICAN INCOME FUND, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON             , 2014

To the Shareholders of the above Fund:

Notice is hereby given that the Annual Meeting of Shareholders (“Annual Meeting”) of American Income Fund, Inc. (the “Fund”) will be held at             , Central time, on             , 2014 at the offices of U.S. Bancorp Asset Management, Inc., 3rd Floor – Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402. The purpose of the Annual Meeting is to consider and vote on the following proposals:

1.	To elect five (5) directors to the Board of Directors of the Fund.

2.	To transact any other business properly brought before the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

Shareholders of record as of the close of business on             , 2014 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponements thereof.

You can vote easily and quickly by toll-free telephone call, by Internet or by mail. Just follow the instructions that appear on your enclosed proxy card.

, 2014	Richard J. Ertel Secretary

AMERICAN INCOME FUND, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON             , 2014

To the Shareholders of the above Fund:

Notice is hereby given that the Special Meeting of shareholders (“Special Meeting”) of American Income Fund, Inc. (the “Fund”) will be held at             , Central time, on             , 2014 at the offices of U.S. Bancorp Asset Management, Inc. (“USBAM”), 3rd Floor – Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402. The purpose of the Special Meeting is to consider and vote on the following proposals:

1.	To approve new advisory agreements in connection with the transition of investment advisory services to Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”).

(a)	To approve an investment management agreement between the Fund and Nuveen Fund Advisors.

(b)	To approve a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC (“Nuveen Asset Management”).

2.	To elect twelve (12) directors to the Board of Directors of the Fund to serve upon the effectiveness of the transition of investment advisory services to Nuveen Fund Advisors.

3.	To approve an Agreement and Plan of Reorganization in connection with the change of domicile of the Fund pursuant to which the Fund would (i) transfer all of its assets to Nuveen Multi-Market Income Fund, a newly created Massachusetts business trust (the “Successor Fund”), in exchange solely for shares of the Successor Fund, and the Successor Fund’s assumption of all of the liabilities of the Fund, (ii) distribute such shares of the Successor Fund to the shareholders of the Fund, and (iii) dissolve, liquidate and terminate in accordance with the Fund’s Articles of Incorporation and applicable provisions of the Virginia Stock Corporation Act.

4.	To approve an amendment to the Articles of Incorporation of the Fund to change the name of the Fund to Nuveen Multi-Market Income Fund, Inc.

5.	To approve new advisory and sub-advisory agreements in connection with the announced TIAA-CREF acquisition of Nuveen Investments, Inc.

(a)	To approve a new sub-advisory agreement between USBAM and Nuveen Fund Advisors.

(b)	To approve a new sub-advisory agreement between USBAM and Nuveen Asset Management.

(c)	To approve a new investment management agreement between the Fund and Nuveen Fund Advisors.

(d)	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management.

6.	To transact any other business properly brought before the Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF SPECIAL MEETING OF SHAREHOLDERS.

Shareholders of record as of the close of business on             , 2014 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponements thereof.

You can vote easily and quickly by toll-free telephone call, by Internet or by mail. Just follow the instructions that appear on your enclosed proxy card.

, 2014	Richard J. Ertel Secretary

PROXY STATEMENT

AMERICAN INCOME FUND, INC.

ANNUAL AND SPECIAL MEETINGS OF SHAREHOLDERS—                    , 2014

Important Notice Regarding Internet Availability of Proxy Materials for the Annual and Special Meetings of Shareholders to be Held on                    , 2014: This Proxy Statement is available at www.firstamericanfunds.com.

The enclosed Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of American Income Fund, Inc., a Virginia corporation (the “Fund”), in connection with the Fund’s Annual Meeting of shareholders and the Fund’s Special Meeting of shareholders (each, a “Meeting” and collectively, the “Meetings”) to be held at the offices of U.S. Bancorp Asset Management, Inc. (“USBAM”), 3rd Floor—Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402, on                     , 2014, and at any and all adjournments and postponements thereof. The Annual Meeting will be held at                     , Central time and the Special Meeting will be held at                     , Central time. Mailing of the Notices of Meetings of Shareholders and this Proxy Statement will take place on or about                     , 2014.

In order for each Meeting to go forward, there must be a quorum. This means that at least a majority of the Fund’s shares must be represented at each Meeting, either in person or by proxy.

Shares represented by proxies that withhold authority to vote or that reflect abstentions are counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum at each Meeting. Broker non-votes, if any, are counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum at each Meeting. A “broker non-vote” occurs when a broker or nominee holding shares in “street name” votes on a routine proposal but indicates on the proxy card that it does not have discretionary authority to vote on a non-routine proposal and has not received instructions from the beneficial owner. Abstentions and broker non-votes will have no effect on the proposals to elect directors. With respect to the proposals to approve the investment advisory and sub-advisory agreements as well as the change of domicile of the Fund and the transactions contemplated thereby, abstentions and broker non-votes will have the same effect as votes against the proposals.

The persons named as proxies may propose one or more adjournments or postponements of each Meeting for the Fund to permit further solicitation of proxies, whether or not a quorum is present. In determining whether to adjourn the Meetings, the proxies may consider the following factors, among others: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at such Meeting (or any adjourned meeting).

Only shareholders of record of the Fund on                 , 2014 may vote at the Meetings or any adjournment(s) thereof. As of that date, the Fund had              issued and outstanding shares. This Proxy Statement is first being mailed to shareholders on or about                     , 2014.

Each shareholder is entitled to one vote for each share held and a fractional vote for each fractional share held. None of the matters to be presented at the Meetings will entitle any shareholder to cumulative voting or appraisal rights.

You may revoke your proxy at any time up until voting results are announced at the Meetings. You can do this by writing to the Fund’s Secretary, or by voting in person at such Meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again—using your original proxy card or by Internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted “for” each proposal.

The Fund’s most recent annual and semi-annual report have been mailed to shareholders, and are also available by request without charge by writing to the Fund at P.O. Box 1330, Minneapolis, Minnesota 55440-1330, or by calling the Fund at (800) 677-3863.

ANNUAL MEETING PROPOSAL

PROPOSAL 1: ELECTION OF FIRST AMERICAN DIRECTOR NOMINEES

At the Annual Meeting, shareholders of the Fund will be asked to elect the nominees listed below as members of the Fund’s Board (“First American Director Nominees”). Each First American Director Nominee (“Current Director” or “First American Board Member”) is currently a board member of the Fund (collectively, the “First American Board”) and is not considered an “interested person” as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). It is intended that the enclosed proxy will be voted for the election of each of the individuals named below as First American Board Members of the Fund unless such authority has been withheld in the proxy. The Fund’s Current Directors will continue to serve as First American Board Members if Special Meeting Proposals 1 and 2 are not approved by shareholders.

Biographical information regarding each First American Director Nominees as of             , 2014 is set forth below. Each of the First American Director Nominees also serves as a director of the other closed-end and open-end investment companies managed by USBAM (the “First American Fund Complex”). The First American Fund Complex currently consists of eight closed-end funds (each of which is a registered investment company) and six open-end funds (which are portfolios of two registered investment companies). The business address of each of the First American Director Nominees is First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329.

First American Director Nominees

Name and Year of Birth	Position Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in First American Fund Complex Overseen by Board Member	Other Board Memberships Held by First American Board Member(2)
Roger A. Gibson (1946)	Director	Mr. Gibson has served as a First American Board Member of the Fund since October 2000.	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future Freight™, a logistics/supply chain company; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer—Cargo; Independent Board Member, First American Fund Complex since 1997.	14	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company).

Name and Year of Birth	Position Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in First American Fund Complex Overseen by Board Member	Other Board Memberships Held by First American Board Member(2)
John P. Kayser (1949)	Director	Mr. Kayser has served as a First American Board Member of the Fund since October 2006.	Retired; non-profit board member; prior to retirement in 2004, Principal, William Blair & Company, LLC, a Chicago-based investment firm; previously served on board of governors, Chicago Stock Exchange; former Director, William Blair Mutual Funds, Inc., Midwest Securities Trust Company, and John O. Butler Co.; Independent Board Member, First American Fund Complex since 2006.	14	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company).

Leonard W. Kedrowski (1941)	Chair; Director	Mr. Kedrowski has served as Chair of the Fund since January 2011 and as a First American Board Member of the Fund since October 2000.	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Chief Executive Officer, Blue Earth Internet, a web site development company; Board member, GC McGuiggan Corporation (d/b/a Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd; Certified Public Accountant; former Vice President, Chief Financial Officer, Treasurer, Secretary, and Director, Andersen Windows, a large privately-held manufacturer of wood windows; former Director, Protection Mutual Insurance Company, an international property and casualty insurer; Independent Board Member, First American Fund Complex since 1993.	14	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company).

Name and Year of Birth	Position Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in First American Fund Complex Overseen by Board Member	Other Board Memberships Held by First American Board Member(2)
Richard K. Riederer (1944)	Director	Mr. Riederer has served as a First American Board Member of the Fund since August 2001.	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; Director, Cliffs Natural Resources, Inc.; Certified Financial Analyst; non-profit board member; former Chief Executive Officer and President, Weirton Steel Corporation; former Vice President and Treasurer, Harnischfeger Industries, a capital machinery manufacturer; former Treasurer and Director of Planning, Allis Chalmers Corporation, an equipment manufacturing company; former Chairman, American Iron & Steel Institute, a North American steel industry trade association; Independent Board Member, First American Fund Complex since 2001 and Firstar Funds 1988-2001.	14	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal); Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company).

James M. Wade (1943)	Director	Mr. Wade has served as a First American Board Member of the Fund since August 2001.	Owner and President, Jim Wade Homes, a homebuilding company; formerly, Vice President and Chief Financial Officer, Johnson Controls, Inc.; Independent Board Member, First American Fund Complex since 2001 and Firstar Funds 1988-2001.	14	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (Investment Company).

(1)	Each First American Board Member serves for a one-year term that expires at the next annual meeting of shareholders or, if earlier, until his death, resignation, removal or disqualification.
(2)	Includes only board memberships in a company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the 1940 Act.

There were eight meetings of the First American Board during the fiscal year ended August 31, 2013. During the fiscal year, each of the First American Board Members standing for re-election attended at least 75% of all meetings of the First American Board and of committees of which he was a regular member that were held while he was serving on the First American Board or on such committee.

First American Board Leadership Structure

The First American Board is responsible for overseeing generally the operation of the Fund. The First American Board has approved the Current Advisory Agreement and Current Sub-Advisory Agreements (as defined in the Special Meeting) as well as other contracts with USBAM, its affiliates, and other service providers.

As noted above, the First American Board consists entirely of persons who are not considered “interested persons,” as defined in the 1940 Act. The First American Board Members also serve as directors of the other funds in the First American Fund Complex. Taking into account the number, diversity and complexity of the funds overseen by the First American Board Members and the aggregate amount of assets under management in the First American Fund Complex, the First American Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain matters to committees of the First American Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the First American Board as they deem appropriate. Each committee may use the resources of the Fund’s counsel and auditors, counsel to the First American Board Members, if any, as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the First American Board or otherwise.

The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks. The First American Board’s role in risk oversight of the Fund reflects its responsibility to oversee generally, rather than to manage, the operations of the Fund. The actual day-to-day risk management of the Fund currently resides with USBAM and the other service providers to the Funds. In line with the First American Board’s oversight responsibility, the First American Board receives reports and makes inquiries regarding various risks at its regular meetings or otherwise. However, the First American Board relies upon the Fund’s Chief Compliance Officer, who reports directly to the First American Board, and USBAM (including its Senior Business Line Risk Manager and other members of its management team) to assist the First American Board in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Although the risk management policies of USBAM and the other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or USBAM, its affiliates or other service providers.

Standing Committees of the First American Board

The First American Board currently has two standing committees: an Audit Committee and a Governance Committee.

Audit Committee.    The purposes of the Audit Committee are (1) to oversee the Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Fund’s financial statements and the independent audit thereof; (3) to oversee the valuation of the securities held by the Fund; (4) to assist First American Board oversight of the Fund’s compliance with legal and regulatory requirements; and (5) to act as a liaison between the Fund’s independent auditors and the full First American Board. The Audit Committee, together with the First American Board, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee’s duties and powers. A copy of this charter is attached hereto as Exhibit A. The Audit Committee currently consists of Mr. Gibson (chair), Mr. Kayser, Mr. Kedrowski, Mr. Riederer and Mr. Wade. The First American Board has determined that each member of the Audit Committee is “independent” within the meaning of NYSE and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act. The First American Board has designated Mr. Kayser, Mr. Kedrowski and Mr. Riederer as Audit Committee financial experts. The Audit Committee met five times during the fiscal year ended August 31, 2013.

Governance Committee.    The Governance Committee of the First American Board is responsible for nominating First American Board Members and making recommendations to the First American Board concerning First American Board composition, committee structure and governance, First American Board Member education, and governance practices. The members of the Governance Committee are Mr. Riederer (Chair), Mr. Gibson, Mr. Kayser, Mr. Kedrowski and Mr. Wade. The First American Board has determined that each member of the Governance Committee is “independent” within the meaning of NYSE and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act. The Governance Committee met four times during the fiscal year ended August 31, 2013. The Governance Committee Charter is attached hereto as Exhibit B.

Selection of First American Board Member Nominees

The Governance Committee will consider shareholder recommendations for First American Board Member nominees in connection with each annual shareholders meeting of the Fund and any special shareholders meeting that is called for the purpose of electing First American Board Members. There are no differences in the manner in which the Governance Committee evaluates nominees for First American Board membership based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a First American Board Member nominee should submit his or her recommendation in writing to the Chair of the First American Board (Mr. Kedrowski) or the Chair of the Governance Committee (Mr. Riederer), in either case at c/o Paul H. Dykstra, Esq., K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, IL 60602. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is “independent” within the meaning of NYSE and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act;

•	any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information that the person submitting it believes would assist the Governance Committee in evaluating the recommendation. In order for the Governance Committee to consider a shareholder’s recommended nominee for election at the annual shareholders meeting in a given year, the recommendation should be submitted to the Governance Committee no later than August 31 in that year.

The First American Board currently is composed entirely of persons who are not considered “interested persons” as defined in the 1940 Act. The First American Board currently intends to remain composed only of such persons. Shareholders should note that a person who owns securities issued by U.S. Bancorp (the indirect parent company of USBAM) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with U.S. Bancorp or its subsidiaries, with registered broker-dealers, or with the Fund’s outside legal counsel may cause a person to be deemed an “interested person.”

The Governance Committee has not established specific, minimum qualifications that it believes must be met by a First American Board Member nominee. In evaluating First American Board Member nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is “independent” within the meaning of applicable stock exchange listing standards and is not an “interested person” as defined in the 1940 Act; and whether the individual is “financially literate” or would be deemed an “audit committee financial expert” within the meaning of such listing standards and applicable Securities and Exchange Commission (“SEC”) rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the First American Board. In addition to considering shareholder recommendations, the Governance Committee may consider recommendations by business and personal contacts of Current Directors, by Fund management, and by executive search firms that the committee may engage from time to time.

Before the Governance Committee decides to nominate an individual as a First American Board Member, committee members and other First American Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire, which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a board member of a registered investment company.

Shareholder Communications with First American Board Members

Shareholders of the Fund can communicate directly with the First American Board by writing to the Chair of the First American Board, c/o Paul H. Dykstra, Esq., K&L Gates LLP, 70 West

Madison Street, Suite 3100, Chicago, IL 60602. Shareholders can communicate directly with an individual First American Board Member by writing to that First American Board Member at c/o Paul H. Dykstra, Esq., K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, IL 60602. Such communications to the First American Board or individual First American Board Members are not screened before being delivered to the addressee.

First American Board Member Attendance at Shareholders Meetings

The First American Board encourages First American Board Members to attend annual shareholders meetings of the Fund in person or by telephone. Except for Mr. Wade, all of the First American Board Members standing for re-election attended the Fund’s most recent annual shareholder meeting either in person or telephonically.

First American Board Member Qualifications

The First American Board has determined that each of its First American Board Members should continue to serve as such based on several factors (none of which alone is decisive). Each First American Board Member has served in his role as First American Board Member of the Fund since the dates noted in the table above. Because of this experience, each First American Board Member is knowledgeable regarding the Fund’s business and service provider arrangements. In addition, each First American Board Member has served for a number of years as a director of other funds in the First American Fund Complex, as indicated in the “First American Director Nominees” table above. Among the factors the First American Board considered when concluding that an individual should serve on the First American Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the First American Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills, diversity and experience on the First American Board. The First American Board believes that, collectively, its First American Board Members have balanced and diverse qualifications, skills, experiences, and attributes, which allow the First American Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the specific qualifications, skills, experiences, and attributes of each First American Board Member, which in each case contributed to the First American Board’s conclusion that the First American Board Member should serve (or continue to serve) as First American Board Member of the Fund, is provided in the “First American Director Nominees” table above.

First American Board Member Compensation

The First American Fund Complex currently pays First American Board Members who are not paid employees or affiliates of any fund in the First American Fund Complex an annual retainer of $160,000 ($265,000 in the case of the Chair). The Audit Committee Chair and Governance Committee Chair each receive an additional annual retainer of $15,000.

First American Board Members also receive $3,500 per day when traveling out of town on First American Fund Complex business that does not involve a First American Board or committee meeting. In addition, First American Board Members are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to First American Board and committee meetings, on First American Fund Complex business and to attend mutual fund industry conferences or seminars. Currently, the amounts specified above are allocated evenly among the funds in the First American Fund Complex.

The following table sets forth the compensation received by each First American Director Nominee standing for re-election from the Fund for its most recent fiscal year, as well as the total compensation received by each such First American Director Nominee from the First American Fund Complex for the fiscal year ended August 31, 2013.

Name of First American Board Member	Aggregate Compensation from the Fund	Total Compensation from First American Fund Complex Paid to First American Board Member(1)
Roger A. Gibson	$12,500	$162,500
John P. Kayser	11,429	148,571
Leonard W. Kedrowski	18,929	246,071
Richard K. Riederer	11,429	148,571
James M. Wade	12,500	162,500

(1)	The First American Fund Complex consists of six open-end funds (which are portfolios of two investment companies) and eight closed-end investment companies, totaling 14 funds, managed by USBAM, including the Fund. Total compensation reflected does not include the portion of the annual retainer attributable to one of the open-end funds, which is paid to First American Board Members by USBAM.

Share Ownership of First American Director Nominees

The following table discloses the dollar range of equity securities beneficially owned by each First American Director Nominee standing for re-election (i) in the Fund and (ii) on an aggregate basis in any of the funds in the First American Fund Complex.

Name of First American Director Nominee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in the First American Fund Complex(1)
Roger A. Gibson	None	$10,001-$50,000
John P. Kayser	None	$10,001-$50,000
Leonard W. Kedrowski	$10,001- $50,000	Over $100,000
Richard K. Riederer	None	None
James M. Wade	None	$1-10,000

(1)	The dollar range disclosed is based on the value of the securities as of March 31, 2014.

No First American Director Nominee or his immediate family member owns beneficially or of record, any security of USBAM, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) or Nuveen Asset Management, LLC (“Nuveen Asset Management”) or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with USBAM, Nuveen Fund Advisors or Nuveen Asset Management.

To the knowledge of the Fund, as of March 31, 2014, the officers and First American Board Members of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.

As of the Record Date, the persons listed in Appendix A beneficially owned 5% or more of the outstanding shares of the Fund.

Officers of the Fund

Officers of the Fund are elected by the First American Board annually. Officers of the Fund may be removed by the affirmative vote of a majority of the First American Board, with or without cause, and officers may resign in the manner provided by the Virginia Stock Corporation Act. Information relating to the current officers of the Fund is set forth in Appendix B to this Proxy Statement.

Board Recommendation; Required Vote

For the Fund, if at least a quorum is represented in person or by proxy, the vote of a plurality of the shares represented at the Annual Meeting is sufficient for the election of each First American Director Nominee. Unless otherwise instructed, the proxies named in the proxy card enclosed herewith will vote for all nominees. In the event any of the above First American Director Nominees are not candidates for election at the Annual Meeting due to events not now known or anticipated, the proxies will vote for such other persons as the First American Board may designate.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Annual Meeting. Abstentions and broker non-votes, if any, will have no effect on the proposal to elect the First American Director Nominees. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted and (ii) the broker or nominee does not have discretionary voting power.

The Board of the Fund recommends that the shareholders vote “FOR” all First American Director Nominees to serve as First American Board Members for the Fund.

Audit Committee Report

The Audit Committee and the First American Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Fund’s independent registered public accounting firm (or to nominate the independent registered public accounting firm to be proposed for shareholder approval in any proxy statement). The function of the Audit Committee is oversight. It is Fund management’s responsibility to maintain appropriate systems for accounting and internal control and for preparing the Fund’s financial statements, and the independent registered public accounting firm’s responsibility is to plan and carry out a proper audit of the financial statements.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Fund management represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 16.

The Fund’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and a letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent accountants the accounting firm’s independence. The Audit Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the accountants’ independence.

Based upon the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board that, with respect to the Fund, the audited financial statements for the Fund’s most recent fiscal year be included in the Fund’s Annual Report for that fiscal year filed with the SEC.

Members of the Audit Committee Roger A. Gibson, Chair John P. Kayser Leonard W. Kedrowski Richard K. Riederer James M. Wade

Fees Paid to Ernst & Young

Audit Fees.    Ernst & Young LLP’s (“Ernst & Young”) fees for professional services rendered for the audit of the Fund’s annual financial statements for its two most recently completed fiscal years were as follows: $47,775 for the fiscal year ended August 31, 2013 and $47,038 for the fiscal year ended August 31, 2012. These amounts included fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the Fund’s annual reports on Form N-CSR.

Audit-Related Fees.    Ernst & Young’s fees for audit-related services for its two most recently completed fiscal years were as follows: $2,481 for the fiscal year ended August 31, 2013 and $2,813 for the fiscal year ended August 31, 2012. These audit-related services primarily related to the review of the semi-annual financial statements.

Tax Fees.    Ernst & Young’s fees for tax services for its two most recently completed fiscal years were as follows: $6,381 for the fiscal year ended August 31, 2013 and $6,743 for the fiscal year ended August 31, 2012. These tax services included tax compliance, tax advice and tax planning services. Tax compliance, tax advice and tax planning services primarily relate to the preparation of original and amended tax returns, timely regulated investment company qualification reviews and tax distribution analysis and planning.

All Other Fees.    There were no fees billed by Ernst & Young for other services during the Fund’s two most recently completed fiscal years.

Aggregate Non-Audit Fees.    The aggregate non-audit fees billed by Ernst & Young to the Fund and USBAM and entities controlling, controlled by or under common control with USBAM that provide ongoing services to the Fund for the two most recently completed fiscal years were as follows: $36,381 for the fiscal year ended August 31, 2013 and $217,000 for the fiscal year ended August 31, 2012.

Audit Committee Pre-Approval Policies

The Audit Committee has established procedures requiring the pre-approval of all audit and non-audit services performed for the Fund by Ernst & Young. Such procedures also require the pre-approval of non-audit services provided to USBAM, U.S. Bank, and any other entity under common control with USBAM that provides ongoing services to the Fund, but only if those services relate directly to the operations and financial reporting of the Fund. All of the services described above were pre-approved in accordance with the Audit Committee’s preapproval procedures. None of the services rendered by Ernst & Young to the Fund or USBAM, U.S. Bank, and any other entity under common control with USBAM were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

SPECIAL MEETING PROPOSALS

Proposals Relating to the Nuveen Integration

Background. USBAM, a wholly-owned subsidiary of U.S. Bank, currently serves as investment adviser and administrator to the Fund. USBAM has determined to discontinue the portion of its business involving the provision of asset management services to closed-end investment companies, including the Fund. Nuveen Fund Advisors and Nuveen Asset Management (together, “Nuveen”) each began serving as an investment sub-adviser to the Fund pursuant to separate sub-advisory agreements with USBAM in January 2011 in connection with Nuveen’s acquisition of a portion of USBAM’s advisory business and the transfer of certain personnel from USBAM to Nuveen.

In light of USBAM’s decision to discontinue the closed-end fund asset management business, USBAM has recommended, and the Board has approved, the appointment of Nuveen Fund Advisors to serve as investment adviser to the Fund, pursuant to a new investment management agreement (the “New Investment Management Agreement”). If the transition of advisory services to Nuveen takes effect, Nuveen Fund Advisors will assume responsibility for the Fund’s day-to-day management and operations, including continuing to provide those services that Nuveen Fund Advisors provides under its current sub-advisory agreement with USBAM (the “Current NFA Sub-Advisory Agreement”). In addition, USBAM has recommended, and the Board has approved, that Nuveen Asset Management continue to serve as investment sub-adviser with respect to the Fund pursuant to a new sub-advisory agreement with Nuveen Fund Advisors (the “New Nuveen Sub-Advisory Agreement”). If the transition of advisory services to Nuveen takes effect, Nuveen Asset Management will continue to provide substantially similar investment advisory services that it provides under its current sub-advisory agreement with USBAM (the “Current NAM Sub-Advisory Agreement”). In addition, in connection with the transition of advisory services to Nuveen, the Board has approved a new slate of directors (the “Nuveen Director Nominees”) to stand for election at this Special Meeting, but which will serve only if the transition of advisory services to Nuveen is completed. The Current NFA Sub-Advisory Agreement and the Current NAM Sub-Advisory Agreement are collectively referred to as the “Current Sub-Advisory Agreements” and the New Investment Management Agreement and the New Nuveen Sub-Advisory Agreement are collectively referred to as the “New Advisory Agreements.”

The transition of investment advisory services to Nuveen is referred to as the “Nuveen Transition,” and the effective date of the Nuveen Transition is referred to as the “Nuveen Transition Date.” If the Nuveen Transition is completed, the Fund’s current advisory, sub-advisory, administration and sub-administration agreements will be terminated and USBAM will no longer serve as investment adviser and administrator to your Fund. Nuveen or its affiliates will provide most of the services necessary to operate the Fund, including administration, regulatory and compliance services, and marketing support. Additionally, the Fund will enter into agreements with other service providers not affiliated with Nuveen that provide services to the Nuveen family of funds (the “Nuveen Funds”), including a transfer agency agreement and a custodian agreement, both of which the Board has approved, and the current agreements for those services will be terminated.

USBAM, U.S. Bank and Nuveen Fund Advisors have entered into a Facilitation Agreement that provides for each party to take certain actions to facilitate the completion of the Nuveen Transition. The Facilitation Agreement provides, among other things, that USBAM and Nuveen Fund Advisors will work together to seek the requisite approvals of shareholders and will attempt to continue the Fund’s existing contractual arrangements or enter into new arrangements on commercially reasonable terms for the provision of similar services (such as transfer agency and custody/fund accounting services) as of the Nuveen Transition Date. The Facilitation Agreement also provides for the transfer of Fund records and the records of USBAM (to the extent they relate to the Fund) to Nuveen Fund Advisors and, if requested, for USBAM to make its personnel, including certain current Fund officers, available to continue to serve as officers of the Fund for a transition period following the Nuveen Transition Date. The Fund is not a party to the Facilitation Agreement.

USBAM is not entitled to receive any compensation from Nuveen Fund Advisors under the Facilitation Agreement or otherwise for its role in helping to facilitate the Nuveen Transition. The Facilitation Agreement provides that the Fund will bear a portion of the expenses associated with the preparation, printing and mailing of the Proxy Statement, the solicitation of proxy votes and the costs of holding the Meetings, up to the amount incurred by the Fund in connection with its last annual meeting. Nuveen or its affiliates will bear all costs and expenses in excess of that amount.

The Nuveen Transition will take effect only upon the satisfaction or waiver of certain conditions specified in the Facilitation Agreement, including, without limitation, approval of the New Advisory Agreements and the election of the Nuveen Director Nominees by the shareholders of the Fund; the continuity or replacement of certain material contracts necessary to continue the operations of the Fund; and the absence of certain material adverse events.

The Board, USBAM and Nuveen believe that the Nuveen Transition may benefit the Fund in a number of ways, including, among other things:

•

Continuity of Investment Strategies and Portfolio Management as the investment operations of the Fund, including its investment objective, principal investment strategies and portfolio management team, will remain the same.

•

Expanded Secondary Marketing Support, including ongoing product promotion and marketing activities as part of Nuveen’s closed-end fund market support program, as well as Nuveen’s financial advisor and shareholder service platform.

•	An Affiliation with Nuveen, a Well-Recognized Closed-End Fund Sponsor, that manages more than $ billion in closed-end fund assets and has a robust oversight, compliance and fund governance structure.

In connection with the evaluation of Nuveen Fund Advisors as the potential investment adviser to the Fund, the Board held a number of telephonic and in-person meetings for purposes of, among other things, considering whether it would be in the best interests of the Fund and its shareholders to approve the New Investment Management Agreement and New Nuveen Sub-Advisory Agreement. In addition, in preparation for its consideration of the New Investment Management Agreement and New Nuveen Sub-Advisory Agreement, the Board requested and received a substantial amount of information from various sources about Nuveen Fund Advisors, its proposal to manage and operate the Fund, the potential impact that a change in investment adviser would have on the Fund, and other matters believed to be relevant to its deliberations.

At an in-person meeting held on April 28, 2014, for the reasons discussed below (see “Board Considerations in Approving the New Investment Management Agreement” and “Board Considerations in Approving the New Nuveen Sub-Advisory Agreement”), the Board, all of whom are not “interested persons,” as defined in the 1940 Act, approved the New Investment Management Agreement and New Nuveen Sub-Advisory Agreement and unanimously recommended their approval by shareholders as being in the best interests of the Fund and its shareholders. The 1940 Act requires that shareholders approve the Fund’s New Investment Management Agreement and New Nuveen Sub-Advisory Agreement in order for them to become effective. In the event shareholders of the Fund do not approve the New Investment Management Agreement or New Nuveen Sub-Advisory Agreement, the Board will take such action as it deems necessary and in the best interests of the Fund, including recommending the liquidation of the Fund.

PROPOSAL 1:

APPROVAL OF NEW ADVISORY AGREEMENTS

PROPOSAL 1A: APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

Introduction

At the Special Meeting, shareholders of the Fund will be asked to approve the New Investment Management Agreement. Currently, USBAM serves as investment adviser to the Fund, and each of Nuveen Fund Advisors and Nuveen Asset Management serve as a sub-adviser to the Fund. Under the Current NFA Sub-Advisory Agreement, Nuveen Fund Advisors assists in the supervision of the Fund’s investment program, manages risks and leverage, provides assistance in connection with determining dividends and distributions, provides tax advice and assists in the pricing of portfolio securities. USBAM also serves as administrator to the Fund under a separate administration agreement (the “Current Administration Agreement”) and has appointed Nuveen Fund Advisors as sub-administrator pursuant to a separate sub-administration agreement between USBAM and Nuveen Fund Advisors (the “Current Sub-Administration Agreement”). Under the Current Sub-Administration Agreement, Nuveen Fund Advisors has agreed to provide various administrative services upon request, including reviewing shareholder communications, drafting portions of the shareholder annual reports, and reviewing valuations of the Fund’s portfolio securities. Because the sub-advisory services and sub-administrative services currently provided by Nuveen Fund Advisors to the Fund are similar to the services to be provided by Nuveen Fund Advisors to the Fund under the New Investment Management Agreement, a comparison of those services is discussed below.

At the Special Meeting, shareholders of the Fund also will be asked to approve the New Nuveen Sub-Advisory Agreement (see Proposal 1B). If both the New Investment Management Agreement and the New Nuveen Sub-Advisory Agreement are approved by shareholders and all other conditions set forth in the Facilitation Agreement are satisfied or waived, including, among others, the election of the Nuveen Director Nominees, the New Advisory Agreements will take effect on the Nuveen Transition Date. If shareholders of the Fund do not approve both New Advisory Agreements and elect the Nuveen Director Nominees, none of the proposals with respect to the Nuveen Transition, including the election of the Nuveen Director Nominees, will take effect and the Current Directors will continue to serve. In that case, the Board will take such further action as it deems to be in the best interests of the Fund and its shareholders, including recommending the liquidation of the Fund.

A comparison of the proposed New Investment Management Agreement and the current advisory agreement between USBAM and the Fund (the “Current Advisory Agreement”) is discussed below. A form of the New Investment Management Agreement is attached hereto as Exhibit C.

Comparison of the Current Advisory Agreement to the New Investment Management Agreement

Investment Advisory Services.    The investment advisory services to be provided by Nuveen Fund Advisors to the Fund under the New Investment Management Agreement generally are similar to the services provided by USBAM to the Fund under the Current Advisory Agreement. The Current Advisory Agreement provides that USBAM will manage the investment of the assets for the Fund. The New Investment Management Agreement similarly provides that, subject to the supervision of the Board, Nuveen Fund Advisors will manage the investment and reinvestment of the assets of the Fund.

The New Investment Management Agreement also provides for the provision of certain administrative services to the Fund. Currently, administrative services are provided by USBAM pursuant to the Current Administration Agreement or by Nuveen Fund Advisors pursuant to the Current Sub-Administration Agreement.

The Current Advisory Agreement generally provides that USBAM will (i) provide the Fund with all necessary office space, personnel and facilities necessary and incident to the performance of its obligations under the Current Advisory Agreement, and (ii) pay or be responsible for payment of all compensation to personnel of the Fund and the officers and directors of the Fund who are affiliated with USBAM, or any entity which controls, is controlled by or is under common control with USBAM. The New Investment Management Agreement also generally provides that Nuveen Fund Advisors will be responsible for furnishing, at its expense, office space, facilities and equipment and providing officers and employees to carry out its duties under the New Investment Management Agreement.

The Current Advisory Agreement contains a provision permitting USBAM, subject to obtaining the requisite initial and periodic approvals of the Board and/or shareholders, to enter into investment sub-advisory agreements with one or more sub-advisers with respect to the Fund at USBAM’s own cost. While the New Investment Management Agreement does not specifically authorize Nuveen Fund Advisors to retain sub-advisers, it does not prohibit the retention of a sub-adviser and it is intended that Nuveen Fund Advisors will retain Nuveen Asset Management as a sub-adviser for the Fund.

Fees.    The fee and expense structure under the New Investment Management Agreement differs from the current fee and expense structure under the Current Advisory Agreement and Current Administration Agreement. The primary differences are as follows:

•

Nuveen Fund Advisors provides advisory and certain administrative services pursuant to a single agreement and a single fee, while USBAM provides advisory and administrative services pursuant to separate agreements and separate fees;

•

Under the new fee and expense structure, certain expenses that are currently covered through the administrative fee will not be covered through the new advisory fee, but will be paid directly by the Fund, such as sub-transfer agency and fund accounting fees;

•

The new management fee schedule is comprised of a fund-level fee rate and a complex-level fee rate, both of which include breakpoints, while the current management fee schedule is comprised of a fund-level fee rate only and does not include breakpoints; and

•

The new management fee schedule is calculated based on average daily managed assets (which include assets attributable to all types of leverage), while the current management fee schedule is calculated based on average weekly net assets.

Under the Current Advisory Agreement, the Fund has agreed to pay USBAM a monthly fee in an amount equal to the annualized rate of 0.65% of the Fund’s average weekly net assets. In addition, under the Current Administration Agreement, the Fund has agreed to pay USBAM a monthly administration fee equal to an annualized rate of 0.10% of the Fund’s average weekly net assets. In addition, under the Current Sub-Administration Agreement, USBAM has agreed to pay Nuveen Fund Advisors a monthly fee equal to an annualized rate of 0.05% of the Fund’s average weekly net assets.

Under the New Investment Management Agreement, the Fund will pay a monthly fee to Nuveen Fund Advisors in an amount equal to the sum of a fund-level fee and a complex-level fee. The annual fund-level fee rate under the New Investment Management Agreement is calculated by applying the following annual rate to the average total daily managed assets of the Fund:

Average Total Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.7000%
For the next $125 million	0.6875%
For the next $250 million	0.6750%
For the next $500 million	0.6625%
For managed assets over $1 billion	0.6500%

*	For this purpose, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

The annual complex-level fee rate under the New Investment Management Agreement will be calculated in such a manner that it results in the effective rate at the specified complex-level asset amounts shown in the following annual fee schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund Complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

The effective complex-level fee rate as of August 31, 2013 was 0.1694%.

The table below shows (i) the aggregate contractual management fee and administration fee paid by the Fund to USBAM during the Fund’s most recently completed fiscal year under the Current Advisory Agreement and Current Administration Agreement, and (ii) the amounts that would have been paid to Nuveen Fund Advisors by the Fund had the New Investment Management Agreement been in effect for the same period. The differences in fees are attributable primarily to differences in the stated fee rates and the application of the fee rate to managed assets (which include assets attributable to all types of leverage). The pro forma aggregate fees that would have been paid to Nuveen Fund Advisors under the New Investment Management Agreement are shown net of $202,572 in excepted reimbursements.

USBAM		Nuveen Fund Advisors
Current Rate (as a percentage of net assets)	Current Aggregate Fees	Pro Forma Rate (as a percentage of net assets)	Pro Forma Aggregate Fees	Difference between Current Rate and Pro Forma Rate (as a percentage of net assets)
0.75%	$607,494	0.95%	$767,799	0.20%

Current and Pro Forma Expense Comparisons.    The purpose of the comparative fee table below is to assist you in understanding the various costs and expenses of investing in the Fund currently as compared to the fees and expenses that will take effect as of the Nuveen Transition Date. The tables below provide a comparison of the Fund’s current and pro forma expenses. Current management fees include the combined fees paid under both the Current Advisory Agreement and the Current Administration Agreement. The current expenses represent the actual annual operating expenses for the Fund as of the Fund’s most recent fiscal year ended August 31, 2013. Pro forma expenses represent the estimated annual operating expenses for the Fund assuming the Nuveen Transition took effect as of the first day of the fiscal year ending August 31, 2013. Pro forma management fees represent the combined contractual fund-level and complex-level fee rate based on the Fund’s average managed assets for the fiscal year ended August 31, 2013.

	Current Expenses (as a percentage of net assets)	Pro Forma Expenses (as a percentage of net assets)*
Management Fees	0.75%	1.20%
Other Expenses	0.39%	0.19%

Subtotal:	1.14%	1.39%
Interest Expense on Borrowings	0.04%	0.04%

Total Annual Operating Expenses	1.18%	1.43%

Less Expense Reimbursement**	—	(0.25%)

Total Annual Operating Expenses After Expense Reimbursement	1.18%	1.18%

*	Nuveen Fund Advisors has agreed to waive its fees or reimburse expenses through the earlier of the first two years after the Nuveen Transition Date so that the Fund’s total annual operating expense ratio (excluding the costs of leverage) will not exceed its total operating expense ratio (excluding leverage costs) for the period from the first day of the current fiscal year through the last day of the month prior to the Nuveen Transition Date, on an annualized basis (the “Nuveen Transition Date Expense Ratio”).
**	Based on the actual and pro forma expenses shown in the table, Nuveen Fund Advisors would have waived or reimbursed expenses in the amount shown. The actual amount waived or reimbursed will depend on the Nuveen Transition Date Expense Ratio.

Examples:    The following examples are intended to show the costs of investing in the Fund compared with the costs of investing in the Fund under the fee and expense structure that will take effect as of the Nuveen Transition Date. The examples illustrate the expenses that a shareholder would bear indirectly on a $1,000 investment in the Fund that is held for the time periods indicated. The examples also assume that your investment has a 5% return each year and the Fund’s current or pro forma operating expenses remain at the levels shown in the table above. The examples take into account Nuveen Fund Advisor’s agreement to reimburse expenses (including management fees and other expenses) for two years from the Nuveen Transition Date, based upon the amount of reimbursement shown in the Fee Table for illustrative purposes. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Current	Pro Forma
1 Year	$12	$12
3 Year	$37	$40
5 Year	$65	$73
10 Year	$143	$167

Affiliated Brokerage and Other Fees.    The Fund did not pay brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund, Nuveen Fund Advisors or Nuveen Asset Management.

During the Fund’s last fiscal year, the Fund did not pay any amounts to Nuveen Fund Advisors or Nuveen Asset Management or any affiliated person of the foregoing for services provided to the Fund (other than pursuant to the applicable advisory, sub-advisory, administration or sub-administration agreements or for brokerage commissions).

Limitation on Liability.    The Current Advisory Agreement provides that USBAM agrees to indemnify the Fund with respect to any loss, liability, judgment, cost or penalty which the Fund may directly or indirectly suffer or incur in any way arising out of or in connection with any breach of the Current Advisory Agreement by USBAM. Additionally, the Current Advisory Agreement provides that USBAM shall be liable to the Fund and its shareholders or former shareholders for any negligence or willful misconduct on the part of USBAM or any of its directors, officers, employees, representatives or agents in connection with the responsibilities assumed by it under the Current Advisory Agreement, except USBAM will not be liable for any investments made in accordance with the explicit or implicit direction of the Board or the investment objectives and policies of the Fund as set forth in the registration statement for the Fund, as interpreted from time to time by the Board and as may be amended from time to time. The New Investment Management Agreement provides that Nuveen Fund Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of Nuveen Fund Advisors in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the New Investment Management Agreement.

Term, Continuance and Termination.    The Current Advisory Agreement provides that, unless earlier terminated, it will remain in effect for a period of two years from the date of its execution.

Thereafter, the Current Advisory Agreement provides that it will remain in effect from year to year, but only so long as such continuation is specifically approved in the manner required by the 1940 Act. The New Investment Management Agreement provides that, unless earlier terminated, it will remain in effect with respect to the Fund for an initial term as specified therein (which shall not exceed two years). Thereafter, the New Investment Management Agreement provides that it will remain in effect from year to year, but only so long as such continuation is approved in the manner required by the 1940 Act. Additionally, as required by law, the New Investment Management Agreement and the Current Advisory Agreement provide that they will terminate automatically in the event of an assignment (as defined under the 1940 Act). The New Investment Management Agreement and the Current Advisory Agreement both also provide that they may be terminated at any time, without payment of any penalty, by the adviser, the Board or by the vote of a majority of the outstanding voting securities of the Fund upon at least sixty (60) days’ written notice to the other party.

Governing Law.    The Current Advisory Agreement is governed by Minnesota law. The New Investment Management Agreement is governed by Illinois law.

Additional Information.    The dates of the Current Advisory Agreement and the Current Sub-Advisory Agreement between USBAM and Nuveen Fund Advisors, the dates on which they were last submitted for approval by shareholders and the dates on which they were last approved by the Board are provided in Appendix C.

Information about Nuveen Fund Advisors

Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”) located at 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds. The name, address and principal occupation of the directors and principal executive officers of Nuveen Fund Advisors are provided in Appendix B.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement to acquire Nuveen Investments from the investor group led by MDP (the “Change of Control Transaction”). TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the Change of Control Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place. See Proposal 5 below for additional information.

Board Considerations in Approving the New Investment Management Agreement

In connection with the evaluation of Nuveen Fund Advisors as the new investment adviser to the Fund, the Board held a number of telephonic and in-person meetings for purposes of, among other things, considering whether it would be in the best interests of the Fund and its shareholders to approve the New Investment Management Agreement. In addition, in preparation for its consideration of the New Investment Management Agreement, the Board requested and received a substantial amount of information about Nuveen Fund Advisors, its proposal to manage and operate the Fund, the potential impact that a change in investment adviser would have on the Fund, and other matters believed to be relevant to its deliberations. At an in-person meeting held on April 28, 2014, the Board, all of whom are not “interested persons” as defined in the 1940 Act, approved the Fund’s New Investment Management Agreement and unanimously recommended its approval by Fund shareholders as being in the best interests of the Fund and its shareholders.

In considering the New Investment Management Agreement, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of Nuveen Fund Advisor’s proposed services to the Fund, (2) the anticipated costs of services to be provided by Nuveen Fund Advisors, (3) the Fund’s performance and discount history, and (4) other benefits that may accrue to Nuveen Fund Advisors through its relationship with the Fund. The Board noted that the fee rate under the New Investment Management Agreement will be comprised of a fund-level fee rate and a complex-level fee rate based on managed assets (which include assets attributable to all types of leverage), both of which include breakpoints, while the fee rate in the Current Advisory Agreement is based only on a fund-level fee rate that does not include breakpoints. The Board considered that the fee structure under the New Investment Management Agreement may create opportunity for shareholders to share in expense savings over time from subsequent organic growth at both the Fund and complex-wide levels. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the New Investment Management Agreement.

Before approving the New Investment Management Agreement, the Board met in executive session with their independent counsel to consider the materials provided by Nuveen Fund Advisors and the terms of the New Investment Management Agreement. Based on its evaluation of those materials, the Board concluded that the New Investment Management Agreement is fair and in the best interests of the Fund’s shareholders. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The Board considered information about the nature, quality and extent of the services to be provided to the Fund and information regarding Nuveen Fund Advisor’s key personnel who will provide such services. The Board considered that, subject to the Board’s supervision, Nuveen Fund Advisors will manage the investment and reinvestment of the Fund’s assets and will furnish, at its expense, office space, facilities and equipment and will provide officers and employees to carry out its duties under the New Investment Management Agreement. The Board also considered that Nuveen Fund Advisors will be responsible for providing certain administrative services to the Fund and will provide the Fund with office space, facilities and equipment. The Board noted that, currently, administrative services and certain additional services are provided pursuant to a separate administration agreement between the Fund and USBAM and Nuveen Fund Advisors currently serves as the Fund’s sub-administrator. The Board noted that while the New Investment Management Agreement does not specifically authorize Nuveen Fund Advisors to retain sub-advisers, it does not prohibit the retention of a sub-adviser and it is intended that Nuveen Fund Advisors will retain Nuveen Asset Management as a sub-adviser for the Fund. The Board also considered Nuveen Fund Advisor’s affiliation with Nuveen Investments, a well-recognized closed-end fund sponsor that manages more than $55 billion in closed-end fund assets and has a robust oversight, compliance and fund governance structure. The Board considered Nuveen Fund Advisor’s current role as sub-adviser to the Fund and the continuity of investment strategies and portfolio managers that would result from approval of the New Investment Management Agreement. Based on the foregoing, the Board concluded that the fund is likely to benefit from the nature, quality and extent of the services to be provided by Nuveen Fund Advisors under the New Investment Management Agreement.

Costs of Services to be Provided by Nuveen Fund Advisors

The Board reviewed the fees to be paid to Nuveen Fund Advisors and the other expenses that will be borne by the Fund. The Board considered that the fees to be paid to Nuveen Fund Advisors under the New Investment Management Agreement are comprised of a fund-level fee rate and a complex-level fee rate, both of which include breakpoints, while the current management fee schedule is comprised of a fund-level fee rate only and does not include breakpoints. The Board also considered how the Fund’s expenses will compare to a group of similar, unaffiliated funds (“Expense Peer Group”). The Board noted that the proposed management fee and pro forma total expenses were less than that of the Expense Peer Group. The Board also considered that Nuveen Fund Advisors has agreed to waive its fees or reimburse expenses for the first two years after the Nuveen Transition Date, so that, excluding leverage costs, the Fund’s annual total expense ratio will not exceed its annual total expense ratio for the period from the first day of the current fiscal year through the last day of the month prior to the transition, on an annualized basis. The Board concluded that the Fund’s proposed advisory fee and total expense ratio are reasonable in light of the services to be provided.

Investment Performance of the Fund

The Board considered that Nuveen Fund Advisors offers its closed-end fund shareholders award-winning expertise and support through its secondary market support program as well as an active, on-going program of developing new closed-end products and capital market solutions. The Board considered that the secondary market support program enables funds managed by Nuveen Fund Advisors and its affiliates to meet or exceed the performance expectations of financial advisors and their clients over time as financial markets change by promoting attractive secondary market trading in terms of premium/discount levels relative to peers and such market quality measures as daily trading volume, bid/ask spreads, quote depth and price continuity. The Board also considered Nuveen Fund Advisor’s program of market education, website tools and key fund-related information, advertising, public relations and robust service/support efforts targeted to financial advisors, investors, financial media and industry analysts. The Board considered how Nuveen Fund Advisor’s advisory services might minimize the Fund’s trading discount in the future.

Other Benefits to Nuveen Fund Advisors

In evaluating the benefits that may accrue to Nuveen Fund Advisors through its proposed relationship with the Fund, the Board noted that Nuveen Fund Advisors and Nuveen Asset Management currently serve as sub-advisers to the Fund and are proposed to serve as investment adviser and sub-adviser, respectively. The Board considered that the current and proposed services to be provided to the Fund by Nuveen Fund Advisors are provided pursuant to a written agreement, which the Board initially approves and then evaluates periodically thereafter as required by law. After full consideration of these factors, the Board concluded that approval of the New Investment Management Agreement was in the interest of the Fund and its shareholders.

Board Recommendation; Required Vote

The Board recommends that shareholders of the Fund vote in favor of the New Investment Management Agreement. To become effective, the 1940 Act requires that the New Investment Management Agreement be approved by the vote of the lesser of (i) 67% or more of the voting securities of the Fund that are present at the Special Meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Special Meeting or (ii) more than 50% of the outstanding voting securities of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the New Investment Management Agreement.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Special Meeting. At the Special Meeting, abstentions and broker non-votes, if any, will have the same effect as votes against the proposal to approve the New Investment Management Agreement. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted and (ii) the broker or nominee does not have discretionary voting power.

The Board recommends that the shareholders vote “FOR” the New Investment Management Agreement.

PROPOSAL 1B: APPROVAL OF NEW NUVEEN SUB-ADVISORY AGREEMENT

Introduction

At the Special Meeting, shareholders of the Fund will be asked to approve the New Nuveen Sub-Advisory Agreement. Currently, USBAM has in place sub-advisory agreements under which USBAM has delegated certain of its investment advisory responsibilities to each of Nuveen Fund Advisors and Nuveen Asset Management. Nuveen Asset Management’s current investment advisory responsibilities include making investment decisions, placing purchase and sale orders for portfolio transactions of the Fund and employing professional portfolio managers and securities analysts to provide research services relating to the Fund. Nuveen Asset Management is expected to continue to provide substantially similar services under the New Nuveen Sub-Advisory Agreement. Nuveen Fund Advisors and Nuveen Asset Management currently are both paid for their services out of the investment management fees paid by the Fund to USBAM and not from the Fund directly. Under the New Nuveen Sub-Advisory Agreement, Nuveen Asset Management will be paid for its services out of the investment management fees paid by the Fund to Nuveen Fund Advisors and not from the Fund directly.

If shareholders approve the New Investment Management Agreement and the New Nuveen Sub-Advisory Agreement and all other conditions set forth in the Facilitation Agreement are satisfied or waived, including, among others, the election of the Nuveen Director Nominees, the agreements will take effect on the Nuveen Transition Date. If shareholders of the Fund do not approve both of the New Advisory Agreements, none of the proposals with respect to the Nuveen Transition, including the election of the Nuveen Director Nominees, will take effect and the Current Directors will continue to serve. In that case, the Board will take such further action as it deems to be in the best interests of the Fund and its shareholders, including recommending the liquidation of the Fund. If the New Investment

Management Agreement and the New Nuveen Sub-Advisory Agreement take effect, the Current Advisory Agreement, Current Administration Agreement, Current Sub-Administration Agreement and Current Sub-Advisory Agreements will be terminated as of the Nuveen Transition Date.

A comparison of the proposed New Nuveen Sub-Advisory Agreement and the Current NAM Sub-Advisory Agreement is included below. A form of the New Nuveen Sub-Advisory Agreement is attached hereto as Exhibit D.

Comparison of the Current NAM Sub-Advisory Agreement to the New Nuveen Sub-Advisory Agreement

Investment Sub-Advisory Services.    The sub-advisory services to be provided by Nuveen Asset Management under the New Nuveen Sub-Advisory Agreement are substantially similar to the services that Nuveen Asset Management provides under the Current NAM Sub-Advisory Agreement. The Current NAM Sub-Advisory Agreement provides that Nuveen Asset Management will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in the Fund. In carrying out its duties, the Current NAM Sub-Advisory Agreement provides that Nuveen Asset Management will: make investment decisions for the Fund; place purchase and sale orders for portfolio transactions in the Fund; and employ professional portfolio managers and securities analysts to provide research services relating to the Fund. The New Nuveen Sub-Advisory Agreement similarly provides that, subject to the supervision of the Board and Nuveen Fund Advisors, Nuveen Asset Management will make investment decisions and place orders for the purchase and sale of securities for the Fund and employ qualified personnel to assist in supervising the Fund’s investment program and to monitor the Fund’s level of risk. Further, the Current NAM Sub-Advisory Agreement and New Nuveen Sub-Advisory Agreement both generally provide that Nuveen Asset Management will manage the assets of the Fund in accordance with the Fund’s investment objective(s), policies and restrictions and the Fund’s charter documents. The Current NAM Sub-Advisory Agreement and the New Nuveen Sub-Advisory Agreement also contain generally similar provisions regarding the selection of brokers and dealers, best execution and soft dollar arrangements. In addition, both contain similar provisions relating to proxy voting.

Fees and Expenses.    Under the Current NAM Sub-Advisory Agreement, Nuveen Asset Management receives a monthly fee in an amount equal to an annual rate of 0.45% of the Fund’s average weekly net assets, calculated in the same manner as the fee paid by the Fund to USBAM under the Current Advisory Agreement. In addition, under a separate sub-advisory agreement between Nuveen Fund Advisors and USBAM, Nuveen Fund Advisors receives a monthly fee in an amount equal to an annual rate of 0.15% of the Fund’s average weekly net assets, calculated in the same manner as the fee paid by the Fund to USBAM under the Current Advisory Agreement.

Under the New Nuveen Sub-Advisory Agreement, Nuveen Asset Management will be compensated in an amount equal to [•]% of the advisory fee payable to Nuveen Fund Advisors (net of applicable breakpoints, waivers and reimbursements).

For comparative purposes, the current sub-advisory fees paid by USBAM to Nuveen Asset Management during the Fund’s most recently completed fiscal year under the Current NAM Sub-Advisory Agreement were $364,627, and the fees paid to Nuveen Asset Management under the New Nuveen Sub-Advisory Agreement would have been $[•]. The current sub-advisory fees paid by USBAM to Nuveen Fund Advisors during the Fund’s most recently completed fiscal year under the Current NAM Sub-Advisory Agreement were $124,542.

Under the Current NAM Sub-Advisory Agreement, Nuveen Asset Management bears all of its expenses in connection with the performance of its services under the Current NAM Sub-Advisory Agreement and all other expenses are borne by the Fund. The Current NAM Sub-Advisory Agreement specifies, by example, such other expenses as brokerage and commission expenses, taxes and interest, among others. Similarly, the New Nuveen Sub-Advisory Agreement provides that Nuveen Asset Management will pay for all expenses incurred by it in connection with its activities under the New Nuveen Sub-Advisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund, interest charges on borrowings, taxes and certain other expenses.

Affiliated Brokerage and Other Fees.    The Fund did not pay brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund, Nuveen Fund Advisors or Nuveen Asset Management.

During the Fund’s last fiscal year, the Fund did not pay any amounts to Nuveen Fund Advisors or Nuveen Asset Management or any affiliated person of the foregoing for services provided to the Fund (other than pursuant to the applicable advisory, sub-advisory, administration or sub-administration agreements or for brokerage commissions).

Limitation on Liability and Indemnification.    The Current NAM Sub-Advisory Agreement and the New Nuveen Sub-Advisory Agreement each provides that the respective parties agree to indemnify and hold the other party (and its members, partners, officers and employees, agents, successors and assigns) harmless from and against any and all claims, losses, liabilities or damages due to a party’s breach of such agreement or as a result of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder or the violation of applicable law.

Term and Termination.    The Current NAM Sub-Advisory Agreement and the New Nuveen Sub-Advisory Agreement each provides that, unless earlier terminated, it will remain in effect with respect to the Fund for an initial term as specified therein (which shall not exceed two years). Thereafter, the Current NAM Sub-Advisory Agreement and the New Nuveen Sub-Advisory Agreement each provides that it will remain in effect from year to year, but only so long as such continuation is approved in the manner required by the 1940 Act. Additionally, as required by law, the Current NAM Sub-Advisory Agreement and the New Nuveen Sub-Advisory Agreement each provides that it will terminate automatically in the event of an assignment (as defined under the 1940 Act). The Current NAM Sub-Advisory Agreement and the New Nuveen Sub-Advisory Agreement each also provides that it may be terminated at any time, without payment of any penalty, by the adviser, the sub-adviser or the Board or by the vote of a majority of the outstanding voting securities of the Fund upon at least sixty (60) days’ written notice to the other party.

Governing Law.    The Current NAM Sub-Advisory Agreement is governed by the laws of Minnesota. The New Nuveen Sub-Advisory Agreement is governed by the laws of Illinois.

Additional Information.    The date of the Current NAM Sub-Advisory Agreement, the date on which it was last submitted for approval by shareholders and the date on which it was last approved by the Board are provided in Appendix C.

Information about Nuveen Asset Management

Nuveen Asset Management is a wholly-owned subsidiary of Nuveen Investments located at 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Investments is a wholly-owned subsidiary of Windy City, a corporation formed by an investor group led by MDP, a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds. The name, address and principal occupation of the directors and principal executive officers of Nuveen Asset Management are provided in Appendix B.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement to acquire Nuveen Investments from the investor group led by MDP. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the Change of Control Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place. See Proposal 5 below for additional information.

Board Considerations in Approving the New Nuveen Sub-Advisory Agreement

In connection with the evaluation of Nuveen Asset Management as the sub-adviser to the Fund, the Board held a number of telephonic and in-person meetings for purposes of, among other things, considering whether it would be in the best interests of the Fund and its shareholders to approve the New Nuveen Sub-Advisory Agreement. In addition, in preparation for its consideration of the New Nuveen Sub-Advisory Agreement, the Board requested and received a substantial amount of information about Nuveen Asset Management and the proposed services to be provided, along with other matters believed to be relevant to its deliberations. At an in-person meeting held on April 28, 2014, the Board, all of whom are not “interested persons” as defined in the 1940 Act, approved the Fund’s New Nuveen Sub-Advisory Agreement and unanimously recommended its approval by Fund shareholders as being in the best interests of the Fund and its shareholders.

In considering the New Nuveen Sub-Advisory Agreement, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of Nuveen Asset Management’s proposed services to the Fund, (2) the anticipated costs of services to be provided by Nuveen Asset Management, (3) the Fund’s performance and discount history, and (4) other benefits that may accrue to Nuveen Asset Management through its relationship with the Fund. The Board noted that the fee rate under the New Nuveen Sub-Advisory Agreement, which is a percentage of the advisory fees, will also benefit from the fund-level fee rate and the complex-level fee rate based on managed assets (which include assets attributable to all types of leverage), both of which include breakpoints, while the fee rate in the Current Sub-Advisory Agreements does not include breakpoints. The Board considered that the fee structure under the New Nuveen Sub-Advisory Agreement may create the opportunity for shareholders to share in expense savings over time from subsequent organic growth at both the Fund and complex-wide levels. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the New Nuveen Sub-Advisory Agreement.

Before approving the New Nuveen Sub-Advisory Agreement, the Board met in executive session with their independent counsel to consider the materials provided by Nuveen Asset Management and the terms of the New Nuveen Sub-Advisory Agreement. Based on its evaluation of those materials, the Board concluded that the New Nuveen Sub-Advisory Agreement is fair and in the best interests of the Fund’s shareholders. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The Board considered information about the nature, quality and extent of the services to be provided to the Fund and information regarding Nuveen Asset Management’s key personnel who will provide such services. The Board considered that, subject to the Board’s and Nuveen Fund Advisor’s supervision, Nuveen Asset Management will make investment decisions and place orders for the purchase and sale of securities for the Fund and employ qualified personnel to assist in supervising the Fund’s investment program and to monitor the Fund’s level of risk. The Board also considered that the Current NAM Sub-Advisory Agreement and New Nuveen Sub-Advisory Agreement both generally provide that Nuveen Asset Management will manage the assets of the Fund in accordance with the Fund’s investment objective(s), policies and restrictions and the Fund’s charter documents. The Board noted that the Current NAM Sub-Advisory Agreement and the New Nuveen Sub-Advisory Agreement also contain generally similar provisions regarding the selection of brokers and dealers, requirements regarding best execution and soft dollar arrangements. The Board further noted that both the Current NAM Sub-Advisory Agreement and the New Nuveen Sub-Advisory Agreement both contain similar provisions relating to proxy voting.

Costs of Services to be Provided by Nuveen Asset Management

The Board reviewed the fees to be paid to Nuveen Asset Management under the New Nuveen Sub-Advisory Agreement compared to the fees currently payable under the Current NAM Sub-Advisory Agreement. The Board noted that under the Current NAM Sub-Advisory Agreement, Nuveen Asset Management receives a monthly fee in an amount equal to the annual rate of 0.45% of the Fund’s average weekly net assets, calculated in the same manner as the fee paid by the Fund to USBAM under the Current Advisory Agreement. The Board considered that under the New Nuveen Sub-Advisory Agreement, Nuveen Asset Management will be compensated in an amount equal to [•]% of the advisory fee payable to Nuveen Fund Advisors (net of applicable breakpoints, waivers and reimbursements).

Investment Performance of the Fund

The Board considered that Nuveen Asset Management offers its closed-end fund shareholders award-winning expertise and support through its secondary market support program as well as an active, on-going program of developing new closed-end products and capital market solutions. The Board considered that the secondary market support program enables funds managed by Nuveen Asset Management and its affiliates to meet or exceed the performance expectations of financial advisors and their clients over time as financial markets change by promoting attractive secondary market trading in terms of premium/discount levels relative to peers and such market quality measures as daily trading volume, bid/ask spreads, quote depth and price continuity. The Board also considered Nuveen Asset Management’s program of market education, website tools and key fund-related information, advertising, public relations and robust service/support efforts targeted to financial advisors, investors, financial media and industry analysts. The Board considered how Nuveen Asset Management’s sub-advisory services might minimize the Fund’s trading discount in the future.

Other Benefits to Nuveen Asset Management

In evaluating the benefits that may accrue to Nuveen Asset Management through its proposed relationship with the Fund, the Board noted that Nuveen Asset Management and Nuveen Fund Advisors currently serve as sub-advisers to the Fund and are proposed to serve as sub-adviser and investment adviser, respectively. The Board considered that the current and proposed services to be provided to the Fund by Nuveen Asset Management are both pursuant to a written agreement, which the Board initially approves and then evaluates periodically thereafter as required by law. After full consideration of these factors, the Board concluded that approval of the New Nuveen Sub-Advisory Agreement was in the interest of the Fund and its shareholders.

Board Recommendation; Required Vote

The Board recommends that shareholders of the Fund vote in favor of the New Nuveen Sub-Advisory Agreement. To become effective, the 1940 Act requires that the New Nuveen Sub-Advisory Agreement be approved by the vote of the lesser of (i) 67% or more of the voting securities of the Fund that are present at the Special Meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Special Meeting or (ii) more than 50% of the outstanding voting securities of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the New Nuveen Sub-Advisory Agreement for the Fund.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Special Meeting. At the Special Meeting, abstentions and broker non-votes, if any, will have the same effect as votes against the proposal to approve the New Nuveen Sub-Advisory Agreement. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted and (ii) the broker or nominee does not have discretionary voting power.

The Board recommends that the shareholders vote “FOR” the New Nuveen Sub-Advisory Agreement.

PROPOSAL 2:

ELECTION OF NUVEEN DIRECTOR NOMINEES

Background

In connection with the Nuveen Transition, the Board has approved the Nuveen Director Nominees to stand for election and to serve upon the completion of the Nuveen Transition. The Nuveen Director Nominees currently serve as the directors/trustees overseeing the funds in the Nuveen Fund complex (“Nuveen Fund Complex”). The use of a common board to oversee all Nuveen Funds is expected to result in administrative efficiencies and cost savings. If shareholders of the Fund approve the Nuveen Transition takes effect, the Fund’s board size will be increased to twelve, the Current Directors will resign and the Nuveen Director Nominees will take office as of the Transition Date. If the Nuveen Transition is not completed, the Nuveen Director Nominees will not take office, the board size will not increase and the Current Directors will continue to serve.

The Fund’s Board has approved for election, and recommends the election of, the Nuveen Director Nominees named below to serve as of the Nuveen Transition Date. The persons named as proxies on the enclosed card will vote for the election of all the Nuveen Director Nominees named below unless authority to vote for any or all of the Nuveen Director Nominees is withheld in the proxy. Each of the Nuveen Director Nominees has consented to serve as a director, if elected. However, if any Director Nominee should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominees as the Board may recommend.

Certain information concerning the Nuveen Director Nominees is set forth below. Additional information concerning the Nuveen Director Nominees, including Fund share ownership and compensation, is set forth in Appendix D and Appendix E to this Proxy Statement.

Biographical Information.    Certain biographical and other information relating to the Nuveen Director Nominees as of             , 2014 is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios to be overseen in the complex of funds advised by Nuveen and its affiliates and any public directorships held during the last five years. Other than Mr. Adams and Mr. Schreier, no Nuveen Director Nominee will be an “interested person,” as defined in the 1940 Act, of the Fund, Nuveen Fund Advisors or Nuveen Asset Management, and has ever been an employee or director of Nuveen, Nuveen Fund Advisor’s and Nuveen Asset Management’s parent company, or any affiliate.

Nuveen Director Nominees

Name, Address and Year of Birth	Position(s) to Be Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Director Nominee	Other Directorships Held by Nuveen Director Nominee During the Past Five Years
Nuveen Director Nominees who are not “interested persons”

William J. Schneider(1) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Director	N/A	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	209	See Principal Occupation Description; Director/Trustee in the Nuveen Fund Complex since 1996.

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1940	Director	N/A	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	209	See Principal Occupation Description; Director/Trustee in the Nuveen Fund Complex since 1996.

Name, Address and Year of Birth	Position(s) to Be Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Director Nominee	Other Directorships Held by Nuveen Director Nominee During the Past Five Years
Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Director	N/A	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	209	See Principal Occupation Description; Director/Trustee in the Nuveen Fund Complex since 1999.

Name, Address and Year of Birth	Position(s) to Be Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Director Nominee	Other Directorships Held by Nuveen Director Nominee During the Past Five Years
William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Director	N/A	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	209	See Principal Occupation Description; Director/Trustee in the Nuveen Fund Complex since 2004.

Name, Address and Year of Birth	Position(s) to Be Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Director Nominee	Other Directorships Held by Nuveen Director Nominee During the Past Five Years
David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1942	Director	N/A	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	209	See Principal Occupation Description; Director/Trustee in the Nuveen Fund Complex since 2005.

Name, Address and Year of Birth	Position(s) to Be Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Director Nominee	Other Directorships Held by Nuveen Director Nominee During the Past Five Years
John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1962	Director	N/A	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council , Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	209	See Principal Occupation Description; Director/Trustee in the Nuveen Fund Complex since 2013.

Name, Address and Year of Birth	Position(s) to Be Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Director Nominee	Other Directorships Held by Nuveen Director Nominee During the Past Five Years
Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Director	N/A	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	209	See Principal Occupation Description; Director/Trustee in the Nuveen Fund Complex since 1997.

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Director	N/A	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	209	See Principal Occupation Description; Director/Trustee in the Nuveen Fund Complex since 2007.

Name, Address and Year of Birth	Position(s) to Be Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Director Nominee	Other Directorships Held by Nuveen Director Nominee During the Past Five Years
Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Director	N/A	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	209	See Principal Occupation Description; Director/Trustee in the Nuveen Fund Complex since 2011.

Name, Address and Year of Birth	Position(s) to Be Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Director Nominee	Other Directorships Held by Nuveen Director Nominee During the Past Five Years
Terence J. Toth(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1959	Director	N/A	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	209	See Principal Occupation Description; Director/Trustee in the Nuveen Fund Complex since 2008.

Name, Address and Year of Birth	Position(s) to Be Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Director Nominee	Other Directorships Held by Nuveen Director Nominee During the Past Five Years
Nuveen Director Nominees who are “interested persons”

William Adams IV(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1955	Director	N/A	Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (since 2010); Co- President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	133	See Principal Occupation Description; Director/Trustee in the Nuveen Fund Complex since 2013.

Name, Address and Year of Birth	Position(s) to Be Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Director Nominee	Other Directorships Held by Nuveen Director Nominee During the Past Five Years
Thomas S. Schreier, Jr.(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Director	N/A	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	133	See Principal Occupation Description; Director/Trustee in the Nuveen Fund Complex since 2013.

*	Each Nuveen Director Nominee will serve until his or her successor is elected and qualifies, or his or her earlier death, resignation or removal. Fund directors serve for a one-year term that expires at the next annual meeting of shareholders.
(1)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(2)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(3)	“Interested person” as defined in the 1940 Act, by reason of being an officer and director of Nuveen.

The Board believes that each Nuveen Director Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Nuveen Director Nominees lead to the conclusion that each Nuveen Director Nominee should serve as a director. The Board reviewed biographical information regarding each Nuveen Director Nominee, including the information set forth below.

William Adams IV

Mr. Adams, an interested Board Member of the Funds, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Robert P. Bremner

Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of

Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

John K. Nelson

Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City and was former chair of the Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Boards of Tech Town, Inc., a not-for-profit community development company, of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr.

Mr. Schreier, an interested Board Member of the Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since November 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Managing Partner at Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

The Board believes that the totality of the information it received regarding the Nuveen Director Nominees supports the conclusion that each Nuveen Director Nominee is qualified to serve as a director of the Fund.

Current Leadership Structure of the Nuveen Board

Each of the Nuveen Director Nominees currently serves on a common board that oversees all of the funds in the Nuveen Fund Complex (the “Nuveen Board”). If elected and the Nuveen Transition is completed, the Nuveen Director Nominees are expected to oversee the Fund’s operations in a manner consistent with the other funds in the Nuveen Fund Complex. The discussion below relates to the leadership structure of the Nuveen Board, which is expected to be adopted promptly following the completion of the Nuveen Transition.

The Nuveen Board oversees the operations and management of the funds in the Nuveen Fund Complex, including the duties performed for the funds by the funds’ investment adviser. The Nuveen Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the board members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the funds’ business. With this overall framework in mind, when the Nuveen Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Nuveen Board, the board members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Nuveen Board’s diversity and at the same time complement the Nuveen Board given its current composition and the mix of skills and experiences of the incumbent board members. The Nominating and Governance Committee believes that the Nuveen Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Nuveen Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Nuveen Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the board members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Nuveen Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Nuveen Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Nuveen Board’s influence and oversight over the investment adviser and other service providers.

In an effort to enhance the independence of the Nuveen Board, the Nuveen Board also has a Chairman that is an independent board member. The Nuveen Board recognizes that a chairman can perform an important role in setting the agenda for the Nuveen Board, establishing the boardroom culture, establishing a point person on behalf of the Nuveen Board for Fund management, and reinforcing the Nuveen Board’s focus on the long-term interests of shareholders. The Nuveen Board recognizes that a chairman may be able to better perform these functions without any conflicts of interest arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the

Chairman include: (i) presiding at all meetings of the Nuveen Board and of the shareholders; (ii) seeing that all orders and resolutions of the board members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the board members and the shareholders.

Although the Nuveen Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Nuveen Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Nuveen Board. The Nuveen Board believes that a committee structure is an effective means to permit board members to focus on particular operations or issues affecting the funds, including risk oversight. More specifically, with respect to risk oversight, the Nuveen Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Nuveen Board believes that the periodic rotation of board members among the different committees allows the board members to gain additional and different perspectives of a fund’s operations. The Nuveen Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Nuveen Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Nuveen Board, is authorized to exercise all of the powers of the Nuveen Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale.

The Dividend Committee is authorized to declare distributions on each fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, William C. Hunter, Judith M. Stockdale and Terence J. Toth.

The Nuveen Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (“1934 Act”), that is composed of independent board members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Nuveen Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the funds, and the audits of the financial statements of the funds; the quality and integrity of the financial statements of the funds; the funds’ compliance with legal and regulatory requirements relating to the funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Nuveen Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the funds’ portfolios. Subject to the Nuveen Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the funds’ securities brought to its attention, and considers the risks to the funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Nuveen Board or other Nuveen Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Nuveen Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the board members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, David J. Kundert, Carole E. Stone and Terence J. Toth, each of whom is an independent board member of the funds.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the funds that are not otherwise under or within the jurisdiction of the other committees. The Nuveen Board has adopted and periodically reviews policies and procedures designed to address the funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Nuveen Board; develops new policies and procedures as new regulatory matters affecting the funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Nuveen Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the funds in adopting a particular approach or resolution compared to the anticipated benefits to the funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Nuveen Board regarding the operations of the funds’ and other service providers’ compliance programs, as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Nuveen Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Nuveen Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Nuveen Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Nuveen Board. The Compliance Committee operates under a written charter adopted and approved by the Nuveen Board. The members of the Compliance Committee are Judith M. Stockdale, Chair, William C. Hunter, John K. Nelson and Virginia L. Stringer.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Nuveen Board qualified candidates for election or appointment to the Nuveen Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Nuveen Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Nuveen Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Nuveen Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Nuveen Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Nuveen Board’s governance over the funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of board members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with board members; and periodically reviews and makes recommendations about any appropriate changes to board member compensation. In the event of a vacancy on the Nuveen Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new board members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new board members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an independent board member candidate, independence from the investment adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Nuveen Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Nuveen Board and the skills and backgrounds of the incumbent board members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Nuveen Board and with management and yet maintain a collegial and collaborative manner toward other board members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Nuveen Board, a copy of which is available on the funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of independent board members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth.

The Closed-End Funds Committee is responsible for assisting the Nuveen Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Funds Committee may review and evaluate matters related to the formation and the initial presentation to the Nuveen Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Funds Committee operates under a written charter adopted and approved by the Nuveen Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider.

Shareholder Communications with the Nuveen Board

If the Nuveen Director Nominees are elected and the Nuveen Transition is completed, shareholders should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific board member and so indicates, it will be sent only to that board member. If a communication does not indicate a specific board member it will be sent to the independent chairman and the outside counsel to the independent board members for further distribution as deemed appropriate by such persons.

Compensation of the Nuveen Board

Information relating to the amount of compensation paid by the Nuveen Funds to the Nuveen Director Nominees who are not “interested persons” (as defined in 1940 Act) of the Nuveen Board for the last calendar year is set forth in Appendix E to this Proxy Statement.

Share Ownership of the Nuveen Board

Set forth in Appendix D to this Proxy Statement is the following information for each Nuveen Director Nominee: (i) the aggregate dollar range of share ownership in the Fund; and (ii) the aggregate dollar range of securities owned in all Nuveen Funds.

As of the Record Date, no Nuveen Director Nominee or his or her immediate family members owned beneficially or of record any securities of Nuveen or its affiliates. As of the Record Date, the Current Directors, Nuveen Director Nominees and officers of the Fund as a group owned an aggregate of less than 1% of the shares of the Fund outstanding.

Board Recommendation; Required Vote

The Board recommends that the shareholders vote in favor of all Nuveen Director Nominees to serve as directors of the Fund. The vote of a plurality of the shares voted at the Special Meeting is sufficient for the election of each of the Nuveen Director Nominees, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for all Nuveen Director Nominees. In the event any of the above Nuveen Director Nominees are not candidates for election at the Special Meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board may designate.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Special Meeting. Abstentions and broker non-votes will have no effect on the proposal to elect the Nuveen Director Nominees. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted and (ii) the broker or nominee does not have discretionary voting power.

The Board recommends that the shareholders vote “FOR” all Nuveen Director Nominees to serve as directors of the Fund.

PROPOSAL 3: REORGANIZATION

Background.    The Board also has approved a change of domicile of the Fund from a Virginia corporation to a Massachusetts business trust that will be effected by a series of transactions including, among others, the dissolution of the Fund (the “Reorganization”). Following the Reorganization, if consummated, the Fund’s name will be Nuveen Multi-Market Income Fund.

General

The Fund is governed by the 1940 Act as well as by the law of the state of its organization. The Fund is currently organized as a Virginia corporation. The Fund proposes to change its form of organization from a Virginia corporation to a Massachusetts business trust, through a series of transactions, by reorganizing the Fund into a successor fund (the “Successor Fund”), pursuant to the Agreement and Plan of Reorganization (the “Plan of Reorganization”). The Plan of Reorganization, in the form attached as Exhibit E, sets forth the terms and conditions of the Reorganization. Material provisions of the Plan of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Reorganization.

If the Reorganization takes place, the Fund, as the Successor Fund, will be governed by a declaration of trust substantially similar to the declarations of trust in effect for Nuveen Funds that are organized as Massachusetts business trusts. The Board believes that the Reorganization will achieve savings and operating efficiencies by simplifying the legal administration of the Fund through the increased standardization of charter documents among the Nuveen Funds, most of which are organized as Massachusetts business trusts. Among such potential efficiencies are lower expenses, particularly legal expenses, associated with compliance by such Nuveen Funds with Massachusetts law only, rather than with both Virginia and Massachusetts law.

As more fully described below, the proposed Reorganization is not intended to change any investment policies or restrictions, the manner in which the Fund is managed or the portfolio managers of the Fund. The Reorganization will not take effect if the Nuveen Transition is not completed.

The Board considered all material issues associated with the proposed Reorganization and determined that the Reorganization is in the best interests of the Fund and that the interests of the existing shareholders of the Fund would not be diluted with respect to net asset value as a result of the Reorganization.

If approved by shareholders, the Reorganization is expected to take effect on the Nuveen Transition Date or as soon as practicable thereafter at, and shall be effective as of, the time set forth in the Plan of Reorganization (the “Effective Time”). If shareholders of the Fund do not approve the Reorganization or if the Nuveen Transition does not take effect, the Fund will continue to do business as a Virginia corporation.

Terms of the Reorganization

If the Reorganization is approved by shareholders and the other conditions set forth in the Plan of Reorganization are satisfied or waived, the Successor Fund will, at or about the Effective Time, acquire all of the assets of the Fund. In exchange, the Successor Fund would assume all debts, liabilities, obligations and duties of the Fund, and the Successor Fund would issue to the Fund full and fractional shares of beneficial interest of the Successor Fund equal in number and value to the Fund’s shares outstanding as of the close of business on the business day immediately preceding the Effective Time. The terms of the Reorganization also provide that the Fund will dissolve and its corporate existence as a Virginia corporation will be terminated in accordance with the Virginia Stock Corporation Act (the “VSCA”).

In connection with the Reorganization, the Fund, as the sole initial shareholder of the Successor Fund, will take the following actions, so long as such actions have been approved by shareholders of the Fund at the Special Meeting:

1.	Approve the investment management agreement with Nuveen Fund Advisors for the Successor Fund, which will have substantially the same terms as the Fund’s investment management agreement in effect immediately prior to the Effective Time;

2.	Approve the sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management with respect to the Successor Fund, which will have substantially the same terms as the Fund’s sub-advisory agreement in effect immediately prior to the Effective Time; and

3.	Elect as board members of the Successor Fund the same persons who are being proposed as Nuveen Director Nominees at the Special Meeting.

A vote in favor of the Reorganization will be deemed to authorize the Fund to approve the Successor Fund’s investment management agreement and sub-advisory agreement and the election of the Successor Fund’s board members.

Prior to the Effective Time of the Reorganization, the Fund will initiate its dissolution by filing articles of dissolution with the State Corporation Commission of the Commonwealth of Virginia (“SCC”) in accordance with the VSCA. The Fund’s dissolution in Virginia is a condition to the Closing of the Reorganization and will be effected by the Fund’s receipt of a certificate of dissolution from the SCC. Upon the effectiveness of the dissolution, the Fund will liquidate and distribute to its shareholders of record the Successor Fund shares it receives. Each shareholder of the Fund will receive Successor Fund shares equal in number and value to the Fund shares held by the shareholder immediately preceding the Effective Time. A shareholder will, therefore, acquire the same pro rata interest in the Successor Fund as of the Effective Time of the Reorganization as that shareholder had in the Fund immediately prior to the Reorganization.

Under the terms of the Plan of Reorganization, the closing of the Reorganization is conditioned upon (a) the requisite approval by the Fund’s shareholders of the Reorganization and specifically the dissolution of the Fund contemplated thereby, (b) receipt of an opinion substantially to the effect that the Reorganization will qualify as a reorganization under the Internal Revenue Code of 1986, as amended (the “Code”), (c) the absence of legal proceedings challenging the Reorganization and (d) receipt of certain customary certificates, legal opinions, consents, confirmations and/or waivers from various third parties.

The Plan of Reorganization may be terminated by the mutual agreement of the parties and such termination may be effected by such party’s Chief Administrative Officer, President or Vice President without further action by the Board of the Fund or the Board of the Successor Fund. In addition, either party may, at its option, terminate the Plan of Reorganization at or before the Effective Time due to (a) a breach by the other party of any representation, warranty or agreement contained therein to be performed at or before the Effective Time, if not cured within 30 days; (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (c) a determination by the Board of the Fund or the Board of the Successor Fund that the consummation of the transaction contemplated by the Plan of Reorganization is not in the best interests of the party.

Certain Comparative Information about the Successor Fund and the Fund

A Massachusetts business trust is established by trustees (who serve the same role as directors of a Virginia corporation) under a declaration of trust, which sets forth various provisions relating primarily to the authority of the trust to conduct business and the specific rules governing the trust.

As a Massachusetts business trust, the Successor Fund’s operations will be governed by its declaration of trust, by-laws and applicable Massachusetts law. As a Virginia corporation, the Fund’s operations are governed by its articles of incorporation, by-laws and applicable Virginia law. If the Reorganization is approved, the operations of the Successor Fund will be subject to the provisions of the 1940 Act and the rules and regulations thereunder and applicable state securities laws. Set forth below is a discussion of the major similarities and differences between the Successor Fund and the Fund.

Investment Objective, Policies and General Portfolio Characteristics.    The investment objective, policies and general portfolio characteristics of the Fund and the Successor Fund in effect immediately prior to the Reorganization will be identical following the Reorganization.

Board Members and Officers.    The Board Members and officers of the Fund serving immediately prior to the Reorganization will serve in the same capacity for the Successor Fund immediately after the Reorganization. These Board Members will be the Nuveen Director Nominees described under Proposal 2 for the Special Meeting, who, once elected, are proposed to serve as directors for the Fund immediately prior to the closing of the Reorganization. These officers of the Fund will be the officers of the Nuveen Funds described in Appendix B. However, although the Successor Fund will have the same board members, the Successor Fund has a different board structure than the Fund. All members of the Board of the Fund stand for election each year. In contrast, pursuant to the Successor Fund’s by-laws, the board of trustees is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stands for election that year. As a result, it would take three years to elect a new board of trustees of the Successor Fund. For a limited time following the Reorganization, certain current officers of the Fund may continue to serve the Successor Fund to facilitate the Nuveen Transition.

Common Shares.    Notwithstanding that the Successor Fund is organized as a Massachusetts business trust and the Fund is organized as a Virginia corporation, the common shares of the Successor Fund and the Fund have similar voting rights and equal rights with respect to the payment of dividends and as to distribution of assets upon liquidation and have no preemptive rights or rights to cumulative voting. Common shareholders of the Successor Fund and the Fund do not have dissenters’ rights of appraisal. The terms of the Successor Fund’s Dividend Reinvestment Plan will be similar to the terms of the Fund’s Dividend Reinvestment Plan immediately prior to the Reorganization.

Investment Management and Sub-Advisory Agreements.    The investment management agreement and the sub-advisory agreement of the Successor Fund will be substantially the same as the New Investment Management Agreement and the New Sub-Advisory Agreement for the Fund.

Comparison of Massachusetts Business Trusts and Virginia Corporations

Set forth below is a discussion of the major similarities and differences between the Successor Fund and the Fund. The summary is based on relevant provisions of applicable Massachusetts law and the VSCA and the operative documents of the Successor Fund and the Fund, and does not purport to be complete.

General

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust or other charter documents. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certainty that corporate laws such as those of Virginia, or newer statutory trust laws, such as those of Delaware, provide. For a Virginia corporation, unlike a Massachusetts business trust, the VSCA prescribes many aspects of corporate governance.

Shareholders of a Virginia corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust of the Successor Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Virginia corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the VSCA. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations also may provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust of the Successor Fund contains such provisions.

Massachusetts Business Trusts

The declaration of trust of the Successor Fund provides that the business and affairs of the Fund are managed by the trustees and in construing the provisions of the declaration of trust there is a presumption in favor of a grant of power to the trustees. Under the declaration of trust, any determination as to what is in the best interests of the Fund made by the trustees in good faith is conclusive and is binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the material provisions of the Successor Fund’s governing documents.

Shareholder Voting.    The declaration of trust of the Successor Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Successor Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of the Successor Fund provide that the holders of a majority of the voting power of the shares of beneficial interest of the Successor Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust contains super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Successor Fund, or its conversion to an open-end investment company under certain circumstances. These provisions of the declaration of trust may not be amended without a vote of two-thirds of the Fund’s shareholders. A vote is not required, however, by shareholders for any transaction whereby the Fund issues shares in connection with the acquisition of assets from any other investment company or similar entity. The declaration of trust of the Successor Fund provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which only requires a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws.

Election and Removal of Trustees.    The declaration of trust of the Successor Fund provides that the trustees determine the size of the board, subject to a minimum of two and a maximum of fifteen, and set and alter the terms of office of the trustees, and may make their terms of unlimited duration. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the board may be filled by the remaining trustees. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of the Successor Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of the Successor Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and, as noted

above, any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of the Successor Fund provides that shareholders have no personal liability for the acts or obligations of the Successor Fund and requires the Successor Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Successor Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Successor Fund is not personally liable to any person in connection with the affairs of the Successor Fund, other than to the Successor Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Virginia Corporations

A Virginia corporation is governed by the VSCA, its articles of incorporation and by-laws. Some of the key provisions of the VSCA and the articles of incorporation and by-laws of the Fund are summarized below.

Shareholder Voting.    Under the VSCA, a Virginia corporation generally cannot dissolve, amend its articles of incorporation, sell or otherwise transfer all or substantially all of its property and assets outside the ordinary course of business, or engage in a statutory share exchange or merger unless approved by a vote of shareholders. Shareholders of Virginia corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The Fund’s by-laws contain such provisions regarding fractional shares.

The VSCA generally requires a corporation to hold an annual meeting, unless directors are elected by written consent as permitted by the VSCA. Additionally, corporations registered under the 1940 Act are not required to hold an annual meeting if the election of directors in any year is not required to be held under the 1940 Act, unless the articles of incorporation or by-laws of a corporation require an annual meeting to be held. The Fund’s by-laws state that the dates of regular meetings of shareholders shall be set by the Board. Special meetings of shareholders may be called by the directors or the president. The by-laws of the Fund provide that the holders of a majority of the shares outstanding and entitled to vote at a meeting shall constitute a quorum for the transaction of business, except as otherwise provided by the VSCA. The by-laws of the Fund provide that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of directors, which only requires a plurality vote, and for events to which other voting provisions apply under the 1940 Act, the articles of incorporation and by-laws, or the VSCA, including the dissolution of a corporation (as contemplated by the Reorganization), which requires a vote of two-thirds or more of all outstanding shares entitled to vote.

Election and Removal of Directors.    Shareholders of a Virginia corporation generally are entitled to elect and remove directors. Shareholders of the Fund may elect directors at any meeting at which a quorum is present. The VSCA and the Fund’s by-laws provide that directors are elected by a plurality of votes validly cast at such election. The VSCA does not require a corporation registered under the 1940 Act to hold an annual meeting in any year in which the election of directors is not required to be held under the 1940 Act unless the articles of incorporation or by-laws require an annual meeting to be held. The Fund’s articles of incorporation require directors to be elected each year at an annual meeting of shareholders. The Fund’s by-laws state annual meetings of shareholders are to be held on such date as the Board determines and that a special meeting of shareholders may be called for any purpose at any time by resolution of the Board or by the president. The VSCA provides that shareholders may remove directors with or without cause by the affirmative vote of the holders of at least a majority of the shares entitled to vote generally in the election of directors unless the articles of incorporation provide that directors may only be removed for cause. The articles of incorporation of the Fund are silent as to removal of the Fund’s directors.

Issuance of Shares and Classes.    The board of directors of a Virginia corporation has the power to authorize the issuance of shares. Under the articles of incorporation, the directors are permitted to issue 200 million shares of common stock and 1 million shares of preferred stock. If so provided in the articles of incorporation (and the articles of incorporation of the Fund do so provide), the board of directors may authorize the issuance of shares in more than one class or series, and, if more than one class or series of shares is authorized, prior to issuance of shares of each class or series, the board of directors must set the terms, including the preferences, limitations and relative rights for each class or series.

Amendments to the Articles of Incorporation.    Under the VSCA, shareholders of corporations generally are entitled to vote on amendments to the articles of incorporation.

Shareholder, Director and Officer Liability.    Under Virginia law, shareholders generally are not personally liable for debts or obligations of a corporation. Virginia law provides that a director’s personal liability to the corporation or its shareholders for monetary damages, including damages arising from a breach of director fiduciary duties, may be eliminated or limited in the articles of incorporation, except for a director’s willful misconduct or knowing violation of the criminal law or of any federal or state securities law. The articles of incorporation of the Fund limit director liability by providing that directors shall have no liability for monetary damages to the Fund or its shareholders, except for a director’s willful misconduct or knowing violation of the criminal law or of any federal or state securities law. The VSCA provides that a corporation may indemnify its directors that are party to a proceeding in their capacity as a director against liability incurred in such proceeding if the director (i) conducted himself or herself in good faith; (ii) in the case of conduct in his or her official capacity with the corporation, that he or she believed that his or her official conduct was in the best interest of the corporation and that all other non-official conduct was not opposed to the corporation’s best interest; and (iii) in the case of a criminal proceeding, he or she had no reasonable basis to believe his or her conduct was unlawful. A Virginia corporation may not indemnify a director or officer in connection with a proceeding by or in which the director or officer is adjudged liable on the basis that he or she received an improper personal benefit. A director or officer also cannot be indemnified in connection with a proceeding by or in the right of the corporation in which the director or officer was adjudged liable to the corporation. Under the VSCA, unless limited by its articles of incorporation, a corporation must indemnify a director or officer who entirely prevails in the defense of any proceeding to which he was a party because he is or was a director or officer of the corporation against reasonable expenses incurred by him or her in connection with the proceeding. The Fund’s articles of incorporation and by-laws require indemnification of directors and officers with respect to liabilities and reasonable expenses incurred by them in connection with a proceeding to which they are a party by reason of having been a director or officer of the Fund, except in the case of willful misfeasance, knowing violation of the criminal law, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such director’s or officer’s office. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Appraisal Rights.    Under Virginia Law, shareholders will not have appraisal rights in connection with the Reorganization.

Derivative Actions.    Under Virginia law, shareholders must make a written demand on the corporation to take suitable action and must wait 90 days from the date of such demand to commence an action, unless (i) the corporation has notified the shareholder that the demand was rejected, or (ii) the 90-day waiting period would cause irreparable injury.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Successor Fund and the Fund and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Material Federal Income Tax Consequences

As a condition to closing the Reorganization, the Fund and the Successor Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of all of the assets of the Fund to the Successor Fund solely in exchange for shares of the Successor Fund and the assumption by the Successor Fund of all of the liabilities of the Fund, followed by the distribution to the Fund’s shareholders of all the Successor Fund shares received by the Fund in complete liquidation of the Fund as soon as possible thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Successor Fund and the Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Successor Fund solely in exchange for Successor Fund shares and the assumption by the Successor Fund of all of the liabilities of the Fund or upon the distribution (whether actual or constructive) of all such Successor Fund shares to the Fund shareholders solely in exchange for such shareholders’ shares of the Fund in complete liquidation of the Fund.

3.	No gain or loss will be recognized by the Successor Fund upon the receipt of all the Fund’s assets solely in exchange for Successor Fund shares and the assumption by the Successor Fund of all the liabilities of the Fund.

4.	No gain or loss will be recognized by the Fund’s shareholders upon the exchange, pursuant to the Plan of Reorganization, of all their shares of the Fund solely for Successor Fund shares.

5.	The aggregate basis of the Successor Fund shares received by each shareholder of the Fund pursuant to the Reorganization will be the same as the aggregate basis of the Fund shares exchanged therefor by such shareholder. The holding period of the Successor Fund shares received by each shareholder of the Fund in the Reorganization will include the period during which the Fund shares exchanged therefor were held by such shareholder, provided such Fund shares are held as capital assets at the Effective Time of the Reorganization.

6.	The basis of the Fund’s assets acquired by the Successor Fund will be the same as the basis of such assets in the hands of the Fund immediately before the Effective Time of the Reorganization. The holding period of the assets of the Fund received by the Successor Fund will include the periods during which those assets were held by the Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Fund, the Successor Fund or any Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may request of the Fund and the Successor Fund and such funds will cooperate to make and certify the accuracy of such representations.

Board Recommendation; Required Vote

The Board of the Fund recommends that shareholders of the Fund vote in favor of the Reorganization and the transactions contemplated thereby, including the dissolution of the Fund. To become effective, the Fund’s charter documents and applicable state law require that the Reorganization, and specifically the dissolution of the Fund as contemplated thereby be approved by two-thirds or more of all outstanding shares entitled to vote at the Special Meeting. Unless otherwise instructed, the proxies will vote for the approval of the Reorganization and the transactions contemplated thereby of the Fund.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Special Meeting. Abstentions and broker non-votes, if any, will have the same effect as a vote against the approval of the Reorganization. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted and (ii) the broker or nominee does not have discretionary voting power.

The Board recommends that the shareholders vote “FOR” the Reorganization.

PROPOSAL 4:

AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE FUND

Background

At a meeting held on May 12, 2014, the Board approved by unanimous vote and recommended the approval by shareholders of an amendment to Article I of the Fund’s Restated and Amended Articles of Incorporation that would change the name of the Fund from American Income Fund, Inc. to Nuveen Multi-Market Income Fund, Inc. A copy of the proposed amendment to the Fund’s Restated and Amended Articles of Incorporation that would give effect to the name change is provided in the form attached as Exhibit F. As noted above, if Proposal 3 is approved, the Fund will be organized into a Massachusetts business trust named Nuveen Multi-Market Income Fund. Completion of the Nuveen Transition, however, is not contingent upon the approval of Proposal 3. If Proposal 3 is not approved and the Fund remains a Virginia corporation, approval of the proposed amendment to Article I of the Fund’s Restated and Amended Articles of Incorporation will allow the Fund to be identified as one advised by Nuveen Fund Advisors and part of the Nuveen Fund Complex. If the Nuveen Transition is not completed, your Fund’s name will not change. If the Reorganization proposal is approved, the name change amendment contemplated by this Proposal 4 will not be necessary as the Successor Fund, a newly-created Massachusetts business trust will be named Nuveen Multi-Market Income Fund.

Board Recommendation; Required Vote

For the Fund, if at least a quorum is represented in person or by proxy, the vote of a majority of the Fund’s shares outstanding and entitled to vote at the Special Meeting is sufficient to approve the proposed name change. Unless otherwise instructed, the proxies named in the proxy card enclosed herewith will vote for the proposed name change.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Special Meeting. Abstentions and broker non-votes, if any, will have the same effect as a vote against the approval of the proposed name change. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted and (ii) the broker or nominee does not have discretionary voting power.

The Board of the Fund recommends that the shareholders vote “FOR” the proposed name change.

PROPOSAL 5: APPROVALS IN CONNECTION WITH CHANGE OF CONTROL TRANSACTION

Introduction

USBAM has entered into a Sub-Advisory Agreement with each of Nuveen Fund Advisors and Nuveen Asset Management (in such capacity, each, a “ Current Sub-Adviser”) with respect to the Fund (each, a “Current Sub-Advisory Agreement” and collectively the “Current Sub-Advisory Agreements”). The date of each Current Sub-Advisory Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board of the Fund is provided in Appendix B. In connection with the Nuveen Transition, shareholders are being asked to consider the New Investment Management with Nuveen Fund Advisors and the New Sub-Advisory Agreement between Nuveen Fund Advisors and Nuveen Asset Management, as each term as defined in Proposal 1 of the Special Meeting. Each agreement approved as part of the Nuveen Integration Proposals will be dated as of the closing date of the Nuveen Transition, was approved by the Board at an in person held on April 28, 2014, and is being considered by shareholders at the Special Meeting. See Proposal 1 of the Special Meeting beginning at page [•].

Each of Nuveen Fund Advisors and Nuveen Asset Management is a subsidiary of Nuveen Investments. Nuveen Investments is a wholly-owned subsidiary of Windy City, a corporation formed by an investor group led by MDP, a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement to acquire Nuveen Investments from the investor group led by MDP. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the Change of Control Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

Each current and proposed advisory agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of an investment adviser or sub-adviser is deemed to be an assignment. The completion of the Change of Control Transaction will result in a change in control of Nuveen Fund Advisors and Nuveen Asset Management, each of which is a subsidiary of Nuveen Investments, and therefore will result in the termination of the advisory agreements and/or sub-advisory agreement(s) then in effect with Nuveen. In order to provide for the possibility that the closing of the Change of Control Transaction may take place before the completion of the Nuveen Transition, or that the Nuveen Transition is not approved, shareholders of the Fund are being asked to consider the new agreements described in Proposals 5A and 5B below. In order to provide for the possibility that the closing of the Change of Control Transaction takes place after the completion of the Nuveen Transition, shareholders also are being asked to consider the new agreements described in Proposals 5C and 5D below.

Completion of the Change of Control Transaction is subject to a number of conditions, including obtaining consent to the Change of Control Transaction by a portion of Nuveen Investments’

clients representing at least 80% of annualized investment advisory, investment management and sub-advisory fees (which includes approval by shareholders of the various Nuveen Funds of new investment management agreements with Nuveen Fund Advisors). Nuveen Investments and TIAA-CREF currently expect to complete the Change of Control Transaction by year-end 2014.

The Change of Control Transaction has been structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Fund currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Purchase and Sale Agreement for the Change of Control Transaction, TIAA-CREF acknowledges the sellers’ reliance on Section 15(f) of the 1940 Act and has agreed that it will, and will cause its affiliates to, use commercially reasonable efforts to enable the provisions of Section 15(f) to be true in relation to the Fund.

To prevent the occurrence of an “unfair burden” under Section 15(f), the expense commitments presented to the Board in connection with the Nuveen Transition proposals will extend until the later of two years after (a) the Nuveen Transition Date or (b) the closing of the Change of Control Transaction.

PROPOSAL 5A AND 5B:

APPROVAL OF FAF CHANGE OF CONTROL AGREEMENTS WITH RESPECT TO THE FUND

As discussed in Proposal 1 of the Special Meeting, USBAM currently has engaged each of Nuveen Fund Advisors and Nuveen Asset Management as sub-advisers with respect to the Fund. In anticipation of the Change of Control Transaction, and to provide for the event that the closing of the Change of Control Transaction takes place before the completion of the Nuveen Transition described in Proposals 1 and 2 of the Special Meeting, or that the Nuveen Transition is not approved, the Board met in person on April 28, 2014, for purposes of, among other things, considering whether it would be in the best interests of the Fund to approve a new sub-advisory agreement between USBAM and each Current Sub-Adviser (each, a “FAF Change of Control Agreement” and collectively, the “FAF Change of Control Agreements”). Forms of the FAF Change of Control Agreements between USBAM and each Current Sub-Adviser are attached hereto as Exhibit G.

The 1940 Act requires that each FAF Change of Control Agreement be approved by the Fund’s shareholders in order for it to become effective. At the April 28, 2014 Board meeting, and for the reasons discussed below (see “Board Considerations” below), the Board, all of whom are not “interested persons” as defined in the 1940 Act, unanimously approved the FAF Change of Control Agreements between USBAM and each Current Sub-Adviser and unanimously recommended approval of the FAF Change of Control Agreements by shareholders.

Each FAF Change of Control Agreement between USBAM and each Current Sub-Adviser will take effect only if the closing of the Change of Control Transaction takes place before the completion of the Nuveen Transition. If the completion of the Nuveen Transition takes place before the closing of the Change of Control Transaction, the agreements described in these Proposals 5A and 5B will not take effect.

In the event the closing of the Change of Control Transaction takes place before shareholders of the Fund approve the FAF Change of Control Agreements at the Special Meeting or any adjournment, postponement or delay thereof, an interim sub-advisory agreement between USBAM and each Current Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) will take effect upon the closing of the Change of Control Transaction. At the April 28, 2014 meeting, the Board, including the independent board members, also unanimously approved Interim Sub-Advisory Agreements in order to assure continuity of advisory services to the Fund after the Change of Control Transaction. The terms of the Interim Sub-Advisory Agreements are substantially identical to those of the corresponding Current Sub-Advisory Agreements and FAF Change of Control Agreements, except for the term and escrow provisions described below. Each Interim Sub-Advisory Agreement will continue in effect for a term ending on the earliest of 150 days from the closing of the Change of Control Transaction (the “150-day period”), the effective date of the Nuveen Transition, or when shareholders of the Fund approve the FAF Change of Control Agreements. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Current Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of the Fund approve the FAF Change of Control Agreements prior to the end of the 150-day period, the amounts held in the escrow account under the Interim Sub-Advisory Agreements will be paid to the Current Sub-Advisers. If shareholders of the Fund do not approve the FAF Change of Control Agreements prior to the end of the 150-day period, the Board of the Fund will take such action as it deems to be in the best interests of the Fund, and each Current Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Current Sub-Advisory Agreements and FAF Change of Control Agreements

The terms of each FAF Change of Control Agreement, including fees payable to each Current Sub-Adviser by USBAM thereunder, are substantially identical to those of the corresponding Current Sub-Advisory Agreement, except for the date of effectiveness and initial term. There is no change in the fee rates payable by USBAM to the Current Sub-Advisers. If approved by shareholders of the Fund, the FAF Change of Control Sub-Advisory Agreements for the Fund will expire on [•], 2015, unless continued. Each FAF Change of Control Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Notwithstanding the foregoing, if the completion of the Nuveen Transition takes place after the closing of the Change of Control Transaction, each FAF Change of Control Agreement will be terminated in connection with the completion of the Nuveen Transition. Below is a comparison of certain terms of the Current Sub-Advisory Agreements to the terms of the FAF Change of Control Agreements.

Advisory Services.    The advisory services to be provided by the Current Sub-Adviser to the Fund under the applicable FAF Change of Control Sub-Advisory Agreement will be identical to those advisory services currently provided by such Current Sub-Adviser to the Fund under the applicable Current Sub-Advisory Agreement. Both the Current Sub-Advisory Agreements and FAF Change of Control Agreements with Nuveen Fund Advisors provide that Nuveen Fund Advisors’ investment sub-advisory responsibilities include assisting in the supervision of the Fund’s investment program, managing risks and leverage, providing assistance in connection with determining dividends and distributions, providing tax advice and assisting in the pricing of portfolio securities. Both the Current NAM Sub-Advisory Agreement and FAF Change of Control Agreement with Nuveen Asset Management provide that Nuveen Asset Management’s investment sub-advisory responsibilities include making investment decisions, placing purchase and sale orders for portfolio transactions for the Fund and employing professional portfolio managers and securities analysts to provide research services relating to the Fund. It is not anticipated that the Change of Control Transaction will have any adverse effect on the performance of a Current Sub-Adviser’s obligations under the FAF Change of Control Agreement.

Brokerage.    Both the Current NAM Sub-Advisory Agreement and FAF Change of Control Agreement with Nuveen Asset Management authorize Nuveen Asset Management to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to Nuveen Asset Management.

Fees.    Under both the Current Sub-Advisory Agreements and FAF Change of Control Agreements, USBAM pays each Current Sub-Adviser a sub-advisory fee out of the investment management fee it receives from the Fund. The rates of the sub-advisory fees payable by USBAM to the Current Sub-Advisers under the FAF Change of Control Agreements are identical to the rates paid under the Current Sub-Advisory Agreements. The sub-advisory fee rates payable to the Current Sub-Advisers under the Current Sub-Advisory Agreements and the FAF Change of Control Agreements and the fees paid by USBAM to the Current Sub-Advisers with respect to the Fund during its last fiscal year are set forth in Appendix F to this Proxy Statement.

Payment of Expenses.    Under each Current Sub-Advisory Agreement and FAF Change of Control Agreement, the Current Sub-Adviser agrees to pay all expenses it incurs in connection with its activities under the Agreement other than the cost of securities (including brokerage commissions) purchased for the Fund.

Limitation on Liability.    The Current Sub-Advisory Agreements and FAF Change of Control Agreements provide that the Current Sub-Advisers will not be liable for, and USBAM will not take any action against the Current Sub-Advisers to hold the Current Sub-Advisers liable for, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Current Sub-Adviser’s duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Current Sub-Adviser in the performance of duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Continuance.    Each Current Sub-Advisory Agreement originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of the Fund approve the FAF Change of Control Agreements for the Fund, the FAF Change of Control Agreements will expire on [•], 2015, unless continued. Thereafter, the FAF Change of Control Agreements may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.    The Current Sub-Advisory Agreements and FAF Change of Control Agreements for the Fund provide that the Agreement may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice. The Current Sub-Advisory Agreements and FAF Change of Control Agreements may also be terminated by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund, accompanied by 60 days’ written notice.

The Current Sub-Advisory Agreements and FAF Change of Control Agreements for the Fund are also terminable with respect to the Fund at any time without the payment of any penalty, by USBAM, the Board or by vote of a majority of the outstanding voting securities of the Fund in the event that it is established by a court of competent jurisdiction that the Current Sub-Adviser or any of its officers or directors has taken any action that results in a breach of the representations of the Current Sub-Adviser set forth in the Agreement.

PROPOSAL 5C AND 5D:

APPROVAL OF NUVEEN CHANGE OF CONTROL AGREEMENTS WITH RESPECT TO THE FUND

At the Special Meeting, shareholders are being asked to consider the New Advisory Agreements (as defined on page [•] above.) In anticipation of the Change of Control Transaction and to provide for the event that the closing of the Change of Control Transaction takes place after the completion of the Nuveen Transition, the Board met in person on April 28, 2014 for purposes of, among other things, considering whether it would be in the best interests of the Fund to approve a new investment management agreement between the Fund and Nuveen Fund Advisors and a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (each, a “Nuveen Change of Control Agreement” and collectively, the “Nuveen Change of Control Agreements”). The Nuveen Change of Control Agreements are substantially identical to the New Advisory Agreements, forms of which are attached hereto as Exhibits C and D.

If the completion of the Nuveen Transition takes place before the closing of the Change of Control Transaction, the Fund’s New Advisory Agreements that take effect upon the completion of the Nuveen Transition will be deemed to have been assigned, and therefore terminated, upon the closing of the Change of Control Transaction. In this event, Nuveen Fund Advisors and Nuveen Asset Management will continue to manage the Fund according to the same investment objective and principal investment strategies then in effect, and do not anticipate any significant changes to the Fund’s operations solely in connection with the Change of Control Transaction.

The 1940 Act requires that each Nuveen Change of Control Agreement be approved by the Fund’s shareholders in order for it to become effective. At the April 28, 2014 Board meeting, and for the reasons discussed below (see “Board Considerations” below), the Board, all of whom are not “interested persons” as defined in the 1940 Act, unanimously approved the Nuveen Change of Control Agreements and unanimously recommended approval of the Nuveen Post-Change of Control Agreements by shareholders.

In the event the closing of the Change of Control Transaction takes place before shareholders of the Fund approve the Nuveen Change of Control Agreements at the Special Meeting or any adjournment, postponement or delay thereof, an interim investment management agreement between the Fund and Nuveen Fund Advisors and an interim sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (each, an “Interim Nuveen Agreement” and collectively, the “Interim Nuveen Agreements”) will take effect upon the closing of the Change of Control Transaction. At the April 28, 2014 Board meeting, the Board, all of whom are not “interested persons” as defined in the 1940 Act, also unanimously approved Interim Nuveen Agreements in order to assure continuity of advisory services to the Fund after the Change of Control Transaction. The terms of the Interim Nuveen Agreements are substantially identical to those of the Nuveen Change of Control Agreements, except for the term and escrow provisions described below. Each Interim Nuveen Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Change of Control Transaction (the “150-day period”) or when shareholders of the Fund approve the Nuveen Change of Control Agreements. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Nuveen Fund Advisors and Nuveen Asset Management under an Interim Nuveen Agreement will be held in an interest-bearing escrow account. If shareholders of the Fund approve the Nuveen Change of Control Agreements prior to the end of the 150-day period, the amounts held in the escrow account under the Interim Nuveen Agreements will be paid to Nuveen Fund Advisors and Nuveen Asset Management, respectively. If shareholders of the Fund do not approve the Nuveen Change of Control Agreements prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Nuveen Fund Advisors and Nuveen Asset Management will be paid the lesser of its costs incurred in performing its services under the Interim Nuveen Agreements or the total amount in the escrow account, plus interest earned.

Comparison of New Advisory Agreements and Nuveen Change of Control Agreements

The terms of each Nuveen Change of Control Agreement, including fees payable thereunder, are identical to those of the New Investment Management Agreement and New Nuveen Sub-Advisory Agreement as described in Proposal 1, except for the date of effectiveness and initial term. If approved by shareholders of the Fund, the Nuveen Change of Control Agreements for the Fund will take effect on the closing date of the Change of Control Transaction and will expire on [•], 2015, unless continued. Each Nuveen Change of Control Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. All other provisions of the Nuveen Change of Control Agreements will be identical in all respects to the corresponding New Advisory Agreements being considered as part of the Nuveen Integration Proposals (as described in Proposal 1 of the Special Meeting beginning at page [•]).

Information Applicable to Proposals 5A, 5B, 5C and 5D

Nuveen Fund Advisors and Nuveen Asset Management.    Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments and serves as an investment sub-adviser to the Fund. Nuveen Fund Advisors is organized as a Delaware limited liability company and its sole managing member is

Nuveen Investments. Nuveen Asset Management is an affiliate of Nuveen Fund Advisors and also serves as an investment sub-adviser to each Target Fund. Nuveen Asset Management is organized as a Delaware limited liability company, and its sole managing member is Nuveen Fund Advisors. Founded in 1898, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. The business address of each of Nuveen Fund Advisors and Nuveen Asset Management is 333 West Wacker Drive, Chicago, Illinois 60606.

Certain information regarding the executive officers and directors of Nuveen Fund Advisors and Nuveen Asset Management is set forth in Appendix B.

Affiliated Brokerage and Other Fees.    The Fund did not pay brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund, USBAM, Nuveen Fund Advisors or Nuveen Asset Management.

During the Fund’s last fiscal year, the Fund did not pay any amounts to USBAM, Nuveen Fund Advisors or Nuveen Asset Management or any affiliated person of the foregoing for services provided to the Fund (other than pursuant to the applicable advisory, sub-advisory, administration or sub-administration agreements or for brokerage commissions).

Shareholder Approval.    To become effective with respect to the Fund, each FAF Change of Control Agreement and each Nuveen Change of Control Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the Agreements in this proposal, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Board Considerations

FAF Change of Control Agreements

At a meeting held on April 28, 2014, the Board, which is comprised entirely of Independent Board Members, considered information relating to the proposed FAF Change of Control Agreements between USBAM and each Current Sub-Adviser. In connection with the evaluation of the FAF Change of Control Agreements, the Board requested and received a substantial amount of information about Nuveen Fund Advisors and Nuveen Asset Management and the services to be provided to the Fund, along with other matters believed to be relevant to its deliberations.

In considering the FAF Change of Control Agreements, the Board, advised by independent legal counsel, noted that each FAF Change of Control Agreement will take effect only if the closing of the Change of Control Transaction takes place before the completion of the Nuveen Transition. If the completion of the Nuveen Transition takes place before the closing of the Change of Control Transaction, the FAF Change of Control Agreements will not take effect. The Board reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided by Nuveen Fund Advisors and Nuveen Asset Management, (2) the costs of services to be provided by Nuveen Fund Advisors and Nuveen Asset Management, (3) the Fund’s performance and discount history, and (4) other benefits that may accrue to Nuveen Fund Advisors and Nuveen Asset Management through their relationship with the Fund. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board determined, however, that because the Fund is a closed-end fund which, absent a secondary offering, will not issue additional shares, a consideration of economies of scale was not relevant to its evaluation of the FAF Change of Control Agreements. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the FAF Change of Control Agreements.

Before approving the FAF Change of Control Agreements, the Board met in executive session with their independent counsel to consider the materials provided by Nuveen Fund Advisors and Nuveen Asset Management and the terms of the FAF Change of Control Agreements. Based on its evaluation of those materials, the Board concluded that the FAF Change of Control Agreements are fair and in the best interests of the Fund’s shareholders and recommended that the Fund’s shareholders approve the FAF Change of Control Agreements. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The Board considered information about the nature, quality and extent of the services to be provided to the Fund under the FAF Change of Control Agreements. The Board considered that the advisory services to be provided by each Current Sub-Adviser to the Fund under the applicable FAF Change of Control Agreement will be identical to those advisory services currently provided by such Current Sub-Adviser to the Fund under the applicable Current Sub-Advisory Agreement. The Board noted that both the Current Sub-Advisory Agreement and FAF Change of Control Agreement with Nuveen Fund Advisors provide that Nuveen Fund Advisors’ investment sub-advisory responsibilities include assisting in the supervision of the Fund’s investment program, managing risks and leverage, providing assistance in connection with determining dividends and distributions, providing tax advice and assisting in the pricing of Fund securities. The Board further noted that both the Current Sub-Advisory Agreement and FAF Change of Control Agreement with Nuveen Asset Management provide that Nuveen Asset Management’s investment sub-advisory responsibilities include making investment decisions, placing purchase and sale orders for portfolio transactions in the Fund and employing professional portfolio managers and securities analysts to provide research services relating to the Fund.

Costs of Services to be Provided by Nuveen Fund Advisors and Nuveen Asset Management

The Board considered that under both the Current Sub-Advisory Agreements and FAF Change of Control Agreements, USBAM pays the Current Sub-Advisers a sub-advisory fee out of the investment management fee it receives from the Fund. The Board noted that the rates of the sub-advisory fees payable by USBAM to the Current Sub-Advisers under the FAF Change of Control Agreements are identical to the rates of the fees paid under the Current Sub-Advisory Agreements.

Investment Performance of the Fund

The Board considered the Fund’s performance and discount history. The Board considered whether the Fund may benefit from the continuity of management and services to be provided under the FAF Change of Control Agreements. The Board considered how the continuity of services provided by Nuveen Fund Advisors and Nuveen Asset Management might minimize the Fund’s trading discount in the future.

Other Benefits to Nuveen Fund Advisors and Nuveen Asset Management

In evaluating the benefits that may accrue to Nuveen Fund Advisors and Nuveen Asset Management, the Board noted that Nuveen Fund Advisors and Nuveen Asset Management currently serve as sub-advisers to the Fund and will continue in those capacities under the FAF Change of Control Agreements. The Board considered that each service provided to the Fund by Nuveen Fund Advisors and Nuveen Asset Management is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these factors, the Board concluded that approval of the FAF Change of Control Agreements was in the interest of the Fund and its shareholders.

Interim Sub-Advisory Agreements

The Board considered that, in the event the closing of the Change of Control Transaction takes place before shareholders of the Fund approve the FAF Change of Control Agreements at the Special Meeting or any adjournment, postponement or delay thereof, an interim sub-advisory agreement between USBAM and each Current Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) will take effect upon the closing of the Change of Control Transaction. At the April 28, 2014 meeting, the Board, which is comprised entirely of Independent Board Members, also unanimously approved Interim Sub-Advisory Agreements in order to assure continuity of advisory services to the Fund after the Change of Control Transaction, in the event the Change of Control Transaction takes place before the completion of the Nuveen Transition. The terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and the FAF Change of Control Agreements, except for the term and escrow provisions. The Board considered that each Interim Sub-Advisory Agreement will continue in effect for a term ending on the earliest of 150 days from the closing of the Change of Control Transaction, the effective date of the Nuveen Transition or when shareholders of the Fund approve the FAF Change of Control Agreements. The Board noted that, pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Current Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. The Board also noted that if shareholders of the Fund approve the FAF Change of Control Agreements prior to the end of the 150-day period, the amounts held in the escrow account under the Interim Sub-Advisory Agreements will be paid to the Current Sub-Advisers. The Board further noted that if Fund shareholders do not approve the FAF Change of Control Agreements prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and each Current Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Nuveen Change of Control Agreements

Also at the April 28, 2014 meeting, the Board, which is comprised entirely of Independent Board Members, considered in anticipation of the Change of Control Transaction and to provide for the event that the closing of the Change of Control Transaction takes place after the completion of the

Nuveen Transition, whether it would be in the best interests of the Fund to approve a new investment management agreement between the Fund and Nuveen Fund Advisors and a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (each, a “Nuveen Change of Control Agreement and collectively, the “Nuveen Change of Control Agreements”).

In connection with the evaluation of the Nuveen Change of Control Agreements, the Board requested and received a substantial amount of information about Nuveen Fund Advisors and Nuveen Asset Management and the services to be provided to the Fund, along with other matters believed to be relevant to its deliberations.

In considering the Nuveen Change of Control Agreements, the Board, advised by independent legal counsel, noted that each Nuveen Change of Control Agreement will take effect only if the closing of the Change of Control Transaction takes place before the completion of the Nuveen Transition. The Board reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided by Nuveen Fund Advisors and Nuveen Asset Management, (2) the costs of services to be provided by Nuveen Fund Advisors and Nuveen Asset Management, (3) the Fund’s performance and discount history, and (4) other benefits that may accrue to Nuveen Fund Advisors and Nuveen Asset Management through their relationship with the Fund. The Board considered that the fees payable under the Nuveen Change of Control Agreements reflect the benefits from using the fund-level fee rate and the complex-level fee rate structure, both of which include breakpoints. The Board considered that the fee structure under the Nuveen Change of Control Agreements may create opportunity for shareholders to share in expense savings over time from subsequent organic growth at both the Fund and complex-wide levels. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Nuveen Change of Control Agreements.

Before approving the Nuveen Change of Control Agreements, the Board met in executive session with their independent counsel to consider the materials provided by Nuveen Fund Advisors and Nuveen Asset Management and the terms of the Nuveen Change of Control Agreements. Based on its evaluation of those materials, the Board concluded that the Nuveen Change of Control Agreements are fair and in the best interests of the Fund’s shareholders and recommended that the Fund’s shareholders approve the Nuveen Change of Control Agreements. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The Board considered information about the nature, quality and extent of the services to be provided to the Fund under the Nuveen Change of Control Agreements. The Board considered that the advisory services to be provided by each Current Sub-Adviser to the Fund under the applicable Nuveen Change of Control Agreement will be identical to those advisory services currently provided by such Current Sub-Adviser to the Fund under the applicable Current Sub-Advisory Agreement. The Board noted that both the Current Sub-Advisory Agreement and Nuveen Change of Control Agreement with Nuveen Fund Advisors provide that Nuveen Fund Advisors’ investment sub-advisory responsibilities include assisting in the supervision of the Fund’s investment program, managing risks and leverage, providing assistance in connection with determining dividends and distributions, providing tax advice and assisting in the pricing of Fund securities. The Board further noted that both the Current Sub-Advisory Agreement and Nuveen Change of Control Agreement with Nuveen Asset Management provide that Nuveen Asset Management’s investment sub-advisory responsibilities include making investment decisions, placing purchase and sale orders for portfolio transactions in the Fund and employing professional portfolio managers and securities analysts to provide research services relating to the Fund.

Costs of Services to be Provided by Nuveen Fund Advisors and Nuveen Asset Management

The Board considered that under both the Current Sub-Advisory Agreements and Nuveen Change of Control Agreements, USBAM pays the Current Sub-Advisers a sub-advisory fee out of the investment management fee it receives from the Fund. The Board noted that the rates of the sub-advisory fees payable by USBAM to the Current Sub-Advisers under the Nuveen Change of Control Agreements are identical to the rates of the fees paid under the Current Sub-Advisory Agreements.

Investment Performance of the Fund

The Board considered the Fund’s performance and discount history. The Board considered whether the Fund may benefit from the continuity of management and services to be provided under the Nuveen Change of Control Agreements. The Board considered how the continuity of services provided by Nuveen Fund Advisors and Nuveen Asset Management might minimize the Fund’s trading discount in the future.

Other Benefits to Nuveen Fund Advisors and Nuveen Asset Management

In evaluating the benefits that may accrue to Nuveen Fund Advisors and Nuveen Asset Management, the Board noted that Nuveen Fund Advisors and Nuveen Asset Management currently serve as sub-advisers to the Fund and will continue in those capacities under the Nuveen Change of Control Agreements. The Board considered that each service provided to the Fund by Nuveen Fund Advisors and Nuveen Asset Management is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these factors, the Board concluded that approval of the Nuveen Change of Control Agreements was in the interest of the Fund and its shareholders.

The Board noted that if the completion of the Nuveen Transition takes place before the closing of the Change of Control Transaction, the Fund’s New Advisory Agreements that take effect upon the completion of the Nuveen Transition will be deemed to have been assigned, and therefore terminated, upon the closing of the Change of Control Transaction. The Board further noted that, in this event, Nuveen Fund Advisors and Nuveen Asset Management will continue to manage the Fund according to the same investment objective and principal investment strategies then in effect, and do not anticipate any significant changes to the Fund’s operations as a result of the Change of Control Transaction.

The Board considered that the 1940 Act requires that each Nuveen Change of Control Agreement be approved by the Fund’s shareholders in order for it to become effective. At the April 28, 2014 Board meeting, the Board, all of whom are not “interested persons” as defined in the 1940 Act, unanimously approved the Nuveen Change of Control Agreements and unanimously recommended approval of the Nuveen Post-Change of Control Agreements by shareholders.

Interim Nuveen Agreements

In the event the closing of the Change of Control Transaction takes place before shareholders of the Fund approve the Nuveen Change of Control Agreements at the Special Meeting or any

adjournment, postponement or delay thereof, an interim investment management agreement between the Fund and Nuveen Fund Advisors and an interim sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (each, an “Interim Nuveen Agreement” and collectively, the “Interim Nuveen Agreements”) will take effect upon the closing of the Change of Control Transaction. At the April 28, 2014 meeting, the Board also unanimously approved the Interim Nuveen Agreements in order to assure continuity of advisory services to the Fund after the Change of Control Transaction. The Board considered that the terms of the Interim Nuveen Agreements are substantially identical to those of the Nuveen Change of Control Agreements, except for the term and escrow provisions. In this regard, the Board considered that each Interim Nuveen Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Change of Control Transaction (the “150-day period”) or when shareholders of the Fund approve the Nuveen Change of Control Agreements. The Board noted that pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Nuveen Fund Advisors and Nuveen Asset Management under an Interim Nuveen Agreement will be held in an interest-bearing escrow account. The Board further noted that if shareholders of the Fund approve the Nuveen Change of Control Agreements prior to the end of the 150-day period, the amounts held in the escrow account under the Interim Nuveen Agreements will be paid to Nuveen Fund Advisors and Nuveen Asset Management, respectively. The Board considered that if shareholders of the Fund do not approve the Nuveen Change of Control Agreements prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Nuveen Fund Advisors and Nuveen Asset Management will be paid the lesser of its costs incurred in performing its services under the Interim Nuveen Agreements or the total amount in the escrow account, plus interest earned.

The Board of the Fund unanimously recommends that shareholders of the Fund vote FOR approval of each FAF Change of Control Agreement and each Nuveen Change of Control Agreement.

ADDITIONAL INFORMATION

Investment Adviser and Administrator

The investment adviser for the Fund is USBAM. USBAM also acts as the administrator for the Fund. The address of the Fund and USBAM is 800 Nicollet Mall, Minneapolis, Minnesota 55402.

Appointment of the Independent Registered Public Accounting Firm

The Board has appointed Ernst & Young as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. A representative of Ernst & Young will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. Ernst & Young has informed the Fund that it has no direct or indirect material financial interest in the Fund, USBAM, Nuveen or any other investment company sponsored by USBAM.

Other Agreements

The Fund has entered into a Standstill Agreement dated April 23, 2014 among the Fund, certain other First American closed-end funds and Sit Investment Associates, Inc. (“Sit”). Under the Standstill Agreement with Sit, Sit has agreed to vote or cause to be voted all shares of the Fund that Sit directly or indirectly has the power to vote or direct the vote of, in accordance with the Board’s recommendation regarding all proposals relating to the Reorganization and, subject to shareholder approval of the Reorganization, to generally refrain from submitting or soliciting proxies for shareholder proposals or nominating any candidate for the election of directors with respect to the Fund or any successor until September 30, 2016. The Reorganization will not take effect unless all proposals related to the Nuveen Transition, including the election of the Nuveen Director Nominees, are approved.

The Fund has entered into a Standstill Agreement dated April 28, 2014 among the Fund, certain other First American closed-end funds and Bulldog Investors, LLC (“Bulldog”). Under the Standstill Agreement, Bulldog has agreed to vote or cause to be voted all shares of the Fund that Bulldog directly or indirectly has the power to vote or direct the vote of, in accordance with the Board’s recommendation regarding the Reorganization and, subject to shareholder approval of the Reorganization, to generally refrain from submitting or soliciting proxies for shareholder proposals or nominating any candidate for the election of directors with respect to the Fund or any successor until September 30, 2016. The Reorganization will not take effect unless all proposals related to the Nuveen Transition, including the election of the Nuveen Director Nominees, are approved.

Additional Voting Information

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to any proposal on which you are entitled to vote, your shares will be voted in accordance with the Board’s recommendation with respect to each such proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meetings and any adjournment(s) or postponement(s) thereof.

A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Fund receives a specific written notice to the contrary from any one of them.

In order that your shares may be represented at the Meetings, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending a Meeting and voting his or her shares in person, by submitting a letter of revocation or by submitting a later-dated proxy to the Fund at the above address prior to the date of the Meetings. However, attendance in person at a Meeting, by itself, will not revoke a previously tendered proxy.

Solicitation of Proxies

The Fund will bear a portion of the expenses associated with the preparation, printing and mailing of the Proxy Statement, the solicitation of proxy votes and the costs of holding the Meetings, up to the amount incurred by the Fund in connection with its last annual meeting. The Fund incurred $12,343 in connection with its last meeting of shareholders. Nuveen or its affiliates will bear all costs and expenses in excess of that amount. The Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $             plus reasonable expenses.

Persons holding shares as nominees will be reimbursed by the Fund, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

Section 16(a) Beneficial Ownership Reporting Compliance

Based on Fund records and other information, the Fund believes that all SEC filing requirements with respect to the Fund applicable to its directors and officers, USBAM and companies affiliated with USBAM, pursuant to Section 16(a) of the 1934 Act, with respect to the Fund’s fiscal year end were satisfied.

Householding and Delivery of Materials

This Proxy Statement will be delivered to two or more shareholders who share an address, unless the Fund has received contrary instructions from one or more shareholders. The Fund will furnish, without charge, upon request, a separate copy of this Proxy Statement to any shareholder at a shared address to which a single copy was delivered. Further, shareholders who share an address and are receiving multiple copies of this Proxy Statement may contact the Fund in order to receive a single copy of any future proxy statement. All such requests should be directed to the Fund at the address or phone number set forth below.

THE FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE AT NO COST. TO REQUEST A REPORT, PLEASE WRITE TO THE FUND AT P.O. BOX 1330, MINNEAPOLIS, MINNESOTA 55440-1330, OR CALL (800) 677-3863.

Shareholder Proposals

Under the 1934 Act, Fund shareholders may submit proposals to be considered at the next annual meeting of shareholders. Rule 14a-8 under the 1934 Act sets forth the procedures and requirements for requesting that the Fund include these proposals in its proxy statement. Any proposal submitted under Rule 14a-8 must be received at the Fund’s offices, 800 Nicollet Mall, Minneapolis, Minnesota 55402, not later than                     . Shareholders also may submit proposals to be voted on at the next annual meeting of shareholders without having the proposals included in the Fund’s proxy statement. These proposals are known as “non-Rule 14a-8 proposals.” The Fund’s proxies will be able to exercise their discretionary authority to vote all proxies with respect to any non-Rule 14a-8 proposal, unless written notice of the proposal is presented to the Fund not later than                     . If a shareholder makes a timely notification on a non-Rule 14a-8 proposal, the proxies may still exercise discretionary voting authority under circumstances consistent with applicable proxy rules.

Fiscal Year

In May 2014, the Board approved changing the fiscal year end of the Fund to June 30. Prior to this change, the fiscal year end of the Fund was August 31.

Other Business

So far as the Board is aware, no matters other than those described in this Proxy Statement will be acted upon at the Meetings. Should any other matters properly come before the Meetings calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

Dated:	Richard J. Ertel Secretary

EXHIBIT A

AUDIT COMMITTEE CHARTER

First American Funds

Audit Committee Charter

[As amended effective June 18, 2013]

1.        The First American Funds Complex Audit Committee (Audit Committee) shall be composed entirely of independent directors1 who are not “interested persons” of the Funds within the meaning of the Investment Company Act of 1940. The Audit Committee shall be comprised of at least three members with one member appointed as chairperson. All committee members shall be financially literate2, at least one member shall have accounting or related financial management expertise3, and at least one member shall be an “audit committee financial expert” as determined by the Board of Directors of the Funds pursuant to SEC Form N-CSR, Items 3(b) and (c).

2.        The purposes of the Audit Committee are:

(a)        to oversee the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

(b)        to oversee the quality of the Funds’ financial statements and the independent audit thereof;

(c)        to oversee the valuation of the securities held by the Funds;

(d)        to assist Board oversight of the Funds’ compliance with legal and regulatory requirements; and

(e)        for the Chairman or other Committee members, as needed, to act as a liaison between the Funds’ independent auditors and the full Board of Directors.

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds’ financial statements, and the independent auditor’s responsibility is to plan and carry out a proper audit of the financial statements.

[1]	A director shall be deemed “independent” for this purpose only if he or she is independent within the meaning of Rule 10A-3(b)(1)(iii) under the Securities Exchange Act of 1934. The full Board of Directors has reviewed information provided by each Audit Committee member and has found that each such member is “independent” within the meaning of this rule.
[2]	For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets the term “financially literate” in a manner consistent with the counterpart NYSE MKT Rule, as meaning that an Audit Committee member is able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement.
[3]	For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets this qualification in a manner consistent with the counterpart NYSE MKT, as meaning that an Audit Committee member has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

Exhibit A – Page 1

The outside auditor for the Funds is ultimately accountable to the Board of Directors and Audit Committee as representatives of shareholders. The Audit Committee and Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

3.        To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)        to review with management and the independent auditors the audited annual financial statements of the Funds, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments including, the significant assumptions underlying highly subjective estimates, any accounting adjustments arising from the audit that were noted or proposed by the independent auditors but were not implemented (as immaterial or otherwise), any significant accounting policies in controversial areas or areas for which there is a lack of authoritative guidance or diversity in practice,, and the clarity of the disclosures in the financial statements;

(b)        to meet with the Funds’ independent auditors, including private meetings, as necessary: (i) to review the arrangements for and scope of the annual audit and any special audits, including any significant changes to the planned audit strategy or identified risks and any significant issues that the independent auditors discussed with management in connection with their appointment or retention; (ii) to review the personnel, staffing, qualifications and experience of the independent auditors, including any specialized knowledge or skill needed to perform the audits; (iii) to discuss any matters or concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iv) to consider the auditors’ comments with respect to the Funds’ financial policies, procedures, and internal accounting controls and management’s responses thereto; (v) to review the form of opinion the independent auditors propose to render to the Board and shareholders with respect to the Funds’ financial statements; (vi) to review any matters relating to the other information in documents containing the audited financial statements of the Funds; and (vii) to review the results of internal audits of areas that impact the Funds;

(c)        to prepare and deliver the audit committee reports required to be included in the closed-end Funds’ proxy statements;

(d)        to receive and consider any communications which the Funds’ principal executive officer and principal financial officer are required to make to the Audit Committee in connection with their certifications of the Funds’ filings on SEC Form N-CSR;

(e)        to receive and consider the communications which the Funds’ independent auditors are required to make to the Audit Committee pursuant to SEC Reg. S-X, Rule 2-07(a) (a copy of which is attached hereto as Exhibit A);

(f)        to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

(g)        to ensure that the auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditor and the Funds, consistent

Exhibit A – Page 2

with Independence Standards Board Statement No. 1, to engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, to evaluate the independence of the auditor, and to recommend that the Board of Directors take appropriate action in response to the auditors’ report to satisfy itself of the auditors’ independence;

(h)        at least annually, to obtain and review a report by the auditor describing the firm’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review, Public Company Accounting Oversight Board (“PCAOB”) or other peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carries out by the firm, including the independent auditors’ response to any identified accounting deficiencies and any steps taken to deal with any such issues;

(i)        to review with the independent auditors all matters required to be communicated to the Audit Committee by the independent auditors including, but not limited to: (a) the extent to which the independent auditors intend to use the Funds’ internal auditors in the audit; (b) any complaints or concerns regarding accounting or auditing matters that have come to the attention of the independent auditors; (c) the detection of fraud or illegal acts; (d) any violations or possible violations of laws or regulations and to inquire of the Audit Committee with respect to any violations or possible violations; (e) any significant issues or other contentious matters for which the independent auditors have consulted outside the engagement team; (f) any disagreements or difficulties with management; (g) any significant transactions that are outside the ordinary course of business or otherwise appear to be unusual; (h) any consultations by management with other auditors, information about other accounting firms or other persons performing audit procedures, and the basis upon which the independent auditors can serve as principal auditor if significant parts of the audit will be performed by other auditors; and (i) any other matters required to be discussed pursuant to all applicable PCAOB or other applicable standards or other matters arising out of the audit that are significant to the oversight of the Funds’ financial reporting process;

(j)        to consider pre-approving any accounting firm’s engagement to render audit or non-audit services to the Funds or, under the circumstances contemplated by SEC Reg. S-X, Rule 2-01(c)(7)(ii) (a copy of which is attached hereto as Exhibit B), to the Funds’ investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Funds and the accounting firm’s services have a direct impact on the Funds’ operations or financial reporting; provided, that the Audit Committee may establish written pre-approval policies and procedures which conform to the requirements of SEC Reg. S-X, Rule 2-01(c)(7)(i)(B) (a copy of which is attached hereto as Exhibit C);

(k)        to review the fees charged to the Funds by the auditors for audit and non-audit services;

(l)        to oversee the valuation of the securities held by the Funds as set forth in paragraph 4 below;

(m)        to investigate improprieties or suspected improprieties in Fund operations;

(n)        to review procedures to safeguard portfolio securities;

(o)        to review the Funds’ back-up procedures and disaster recovery plans;

Exhibit A – Page 3

(p)        to discuss policies with respect to risk assessment and risk management;

(q)        to meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors;

(r)        to set clear hiring policies for employees or former employees of the auditors; and

(s)        to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4.        The Committee shall oversee the valuation of the securities held by the Funds as follows:

(a)        The Committee is responsible for overseeing the valuation of securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors of the Funds, which may be amended by the Board (the “Valuation Procedures”). Pursuant to the Valuation Procedures, a committee (the “USBAM Valuation Committee”) comprised of representatives of U.S. Bancorp Asset Management, Inc. (“USBAM”) will determine the value of a security pursuant to the Valuation Procedures in the following circumstances:

(i)        Instances in which USBAM proposes to use valuation methods other than pricing service quotations/pricing service matrix prices, broker-dealer prices or prices from a widely used quotation system in valuing whole loans and similar instruments;

(ii)        Instances in which the value for a security cannot be determined using independent pricing service quotations, independent pricing service model valuation, broker-dealer prices or prices from a widely used quotation system, or where the value obtained from any such sources is deemed to be erroneous or unreliable and where no other pricing service, valuation, dealer quotation or widely used quotation system is readily available; and

(iii)        Instances in which a Significant Event occurs prior to the time a Fund’s net asset value is calculated. For this purpose, a “Significant Event” is one that is related to a single issuer or an entire market sector that is reasonably likely to affect the value of one or more of a Fund’s portfolio securities.

(b)        The Committee is responsible for reviewing any “fair value” determinations made by the USBAM Valuation Committee, in accordance with the Valuation Procedures. In addition, the Committee is responsible for reviewing on a periodic basis certain pricing reports prepared by USBAM in accordance with the Valuation Procedures.

(c)        The Committee is responsible for monitoring pricing services used and the appropriateness of a previously determined fair value methodology, such as, for example, the pricing model used to value whole loans and similar instruments. In addition, the Committee shall oversee the Funds’ Valuation Procedures, including compensating controls to prevent and detect clerical error, and shall review at least annually the Valuation Procedures to ensure their continued appropriateness. The Committee will approve in advance any proposed changes to such pricing services or methodology or to the Valuation Procedures and present such changes for ratification to the Board of Directors of the Funds.

Exhibit A – Page 4

(d)        The Committee shall oversee the responsibility of USBAM to maintain adequate records when the Funds use “fair value” pricing.

5.        The Committee shall meet on a regular basis as often as necessary to fulfill its responsibilities, including at least semi-annually to review the closed-end Funds’ annual and semi-annual financial statements. The Committee is empowered to hold special meetings, as circumstances require.

6.        The Committee shall regularly meet with the Treasurer of the Funds.

7.        The Committee shall establish procedures for (a) the receipt, retention, and treatment of complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Funds and of their investment advisers, administrators, principal underwriters, and any other provider of accounting related services for the Funds, of concerns regarding questionable accounting or auditing matters.

8.        The Committee also shall act as the Funds’ “qualified legal compliance committee,” as defined in 17 CFR Section 205.2(k). In this role, the Committee shall:

(a)        adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of United States federal or state securities law, material breach of fiduciary duty to the Funds arising under United States federal or state law, or similar material violation of United States federal or state law which is required to be made with respect to the Funds by attorneys who are subject to the reporting rules set forth in 17 CFR Part 205;

(b)        have the authority and responsibility:

(i)        to inform the Funds’ chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a material violation received by the Committee (except in the circumstances described in 17 CFR Section 205.3(b)(4));

(ii)        to determine whether an investigation is necessary regarding any report of evidence of a material violation received by the Committee and, if the Committee determines an investigation is necessary or appropriate, to (A) notify the Funds’ Board of Directors, (B) initiate an investigation, which may be conducted either by the Funds’ chief legal officer (or the equivalent thereof) or by outside attorneys, and (C) retain such additional expert personnel as the Committee deems necessary;

(iii)        at the conclusion of the investigation, to (A) recommend to the full Board of Directors, by majority vote, that the Funds implement an appropriate response to evidence of a material violation, and (B) inform the Funds’ chief legal officer and chief executive officer and their Board of Directors of the results of any such investigation and the appropriate remedial measures to be adopted; and

(c)        have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Funds fail in any material respect to implement an appropriate response that the Committee has recommended the Funds to take.

Exhibit A – Page 5

9.        The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the power to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel related to the Funds and the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

10.        The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors. The full Board of Directors shall approve this charter at least annually.

11.        The Committee shall evaluate its own performance at least annually.

Exhibit A – Page 6

Exhibit A: Reg. S-X, Rule 2-07(a)

(a)        Each registered public accounting firm that performs for an audit client that is an issuer (as defined in section 10A(f) of the Securities Exchange Act of 1934, other than an issuer that is an Asset-Backed Issuer as defined in Rules 13a-14(g) and 15d-14(g) under the Securities Exchange Act of 1934, or an investment company registered under section 8 of the Investment Company Act of 1940, other than a unit investment trust as defined by section 4(2) of the Investment Company Act of 1940, any audit required under the securities laws shall report, prior to the filing of such audit report with the Commission (or in the case of a registered investment company, annually, and if the annual communication is not within 90 days prior to the filing, provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information), to the audit committee of the issuer or registered investment company:

        (1)        All critical accounting policies and practices to be used;

        (2)        All alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management of the issuer or registered investment company, including:

        (i)        Ramifications of the use of such alternative disclosures and treatments; and

        (ii)        The treatment preferred by the registered public accounting firm;

        (3)        Other material written communications between the registered public accounting firm and the management of the issuer or registered investment company, such as any management letter or schedule of unadjusted differences;

        (4)        If the audit client is an investment company, all non-audit services provided to any entity in an investment company complex, as defined in Rule 2-01 (f)(14), that were not pre-approved by the registered investment company’s audit committee pursuant to Rule 2-01 (c)(7).

Exhibit A – Page 7

Exhibit B: Reg. S-X, Rule 2-01(c)(7)(ii)

(ii)        A registered investment company’s audit committee also must pre-approve its accountant’s engagements for non-audit services with the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company in accordance with paragraph (c)(7)(i) of this section, if the engagement relates directly to the operations and financial reporting of the registered investment company, except that with respect to the waiver of the pre-approval requirement under paragraph (c)(7)(i)(C) of this section, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the registered investment company’s accountant by the registered investment company, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company during the fiscal year in which the services are provided that would have to be pre-approved by the registered investment company’s audit committee pursuant to this section.

Exhibit A – Page 8

Exhibit C: Reg. S-X, Rule 2-01(c)(7)(i)(B)

(B)        The engagement to render the service is entered into pursuant to pre-approval policies and procedures established by the audit committee of the issuer or registered investment company, provided the policies and procedures are detailed as to the particular service and the audit committee is informed of each service and such policies and procedures do not include delegation of the audit committees responsibilities under the Securities Exchange Act of 1934 to management; . . .

Exhibit A – Page 9

EXHIBIT B

GOVERNANCE COMMITTEE CHARTER

FIRST AMERICAN FUNDS GOVERNANCE COMMITTEE

CHARTER

(Effective June 18, 2013)

I.	Purpose

The purpose of the Governance Committee is to oversee the Board’s governance processes.

II.	Composition

The Governance Committee shall be composed entirely of Directors who are not “interested persons” of the Funds within the meaning of the Investment Company Act of 1940. The Governance Committee will have at least three members.

III.	Responsibilities

The Committee will have the following responsibilities:

Board Composition

•

Interview and recommend to the Board of Directors of the Funds nominees for election as directors (whether they are “interested” or “disinterested” within the meaning of the Investment Company Act of 1940) consistent with the needs of the Board and the Funds. The Committee will evaluate candidates’ qualifications for Board membership and, with respect to persons being considered to join the Board as “disinterested” directors, their independence from management and principal service providers. These persons must be independent in terms of both the letter and the spirit of the 1940 Act and the Rules, Regulations and Forms under the 1940 Act. With respect to “disinterested” director candidates, the Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers. In this regard, the Committee will not consider the following types of candidates to serve as “disinterested” directors: (1) a close family member[1] of an employee, officer or interested director of a Fund or its affiliates, and (2) a former officer or director of a Fund’s affiliate.

•	Review, annually, the independence of all Independent Directors and report its findings to the Board.

•	Review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

•	Recommend to the Board a successor to the Board Chair when a vacancy occurs.

[1]	“Close family member” includes any member of the immediate family and any aunt, uncle or cousin.

Exhibit B – Page 1

•	Consult with the Board Chair regarding the Board Chair’s recommended Committee assignments.

Committee Structure

•	Assist the Board Chair in his or her annual review of the Board’s Committee structure and membership.

Director Education

•

Develop an annual education calendar that details the topics to be addressed in the Board’s quarterly education sessions. The educational calendar will be presented to the full Board at its first quarterly meeting.

•	Encourage and monitor the attendance by each Independent Director at educational seminars, conferences or similar meetings.

•	Develop and conduct orientation sessions for new Independent Directors before or shortly after the new Directors join the Board.

•	Manage the Board’s education program in a cost-effective manner.

Governance Practices

•	Review and make recommendations to the Board of Directors concerning Director compensation at least once every year.

•

As appropriate or necessary, review, on a regular basis, and make recommendations to the Board of Directors concerning Director expenses, including those related to Board education, Director education, Director travel, legal counsel and consultant support.

•	Review annually adherence to the Board’s guideline that each Director maintain an ownership stake in the Funds.

•	Review Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 75.

•	If requested, assist the Board Chair in overseeing the Board’s self-evaluation process undertaken each year by the Independent Directors.

•

In collaboration with outside counsel and as required by law or deemed advisable by the Committee, develop policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

•	Review new industry reports and “best practices” applicable to the FAF complex as they are published.

•	In consultation with the Board Chair, review and, as appropriate, recommend changes in, Board governance policies, procedures and practices.

Exhibit B – Page 2

•	Report the Committee’s activities on a regular basis to the Board of Directors and make such recommendations as the Committee and the Board Chair deem appropriate.

•	Review at least annually and, as appropriate, recommend that the Board implement changes to this Charter.

IV.	Retention of Experts

The Committee will have the resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of any one or more of the Funds, as appropriate.

Exhibit B – Page 3

EXHIBIT C

FORM OF

INVESTMENT MANAGEMENT AGREEMENT BETWEEN [NAME OF FUND] AND NUVEEN FUND ADVISORS

AGREEMENT made this             day of         , 2014, by and between [Name of Fund], a [Massachusetts business trust]* (the “Fund”), and NUVEEN FUND ADVISORS, LLC a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H:

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.        The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objective and policies and limitations, and to administer the Fund’s affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of the Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the Investment Company Act of 1940, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end, diversified management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

2.        For the services and facilities described in Section l, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee equal to the sum of a Fund-Level Fee and a Complex-Level Fee.

A.        The Fund Level Fee shall be computed by applying the following annual rate to the average total daily managed assets of the Fund:

Average Total Daily Managed Assets(1)	Rate
For the first $125 million	0.7000%
For the next $125 million	0.6875%
For the next $250 million	0.6750%
For the next $500 million	0.6625%
Over $1 billion	0.6500%

Exhibit C – Page 1

(1) “Managed assets” for this purpose means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. GAAP).

B.        The Complex-Level Fee for the Fund shall be computed by applying the Complex-Level Fee Rate, expressed as a daily equivalent, to the average daily managed assets of the Fund. The Complex-Level Fee Rate shall be determined based upon the total daily net assets of all Eligible Funds, as defined below (with such daily net assets to include—in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by the Eligible Fund—such leveraging net assets), pursuant to the annual fee schedule shown below in this section, with the following exclusions (as adjusted, “Complex-Level Assets”):

(i)        in the case of Eligible Funds that invest in other Eligible Funds (“Funds of Funds”), that portion of the net assets of such Funds of Funds attributable to investments in such other Eligible Funds;

(ii)        that portion of the net assets of each Eligible Fund comprising the daily “Fund Asset Limit Amount” (as defined below).

The Complex-Level Fee Rate shall be calculated in such a manner that it results in the effective rate at the specified Complex-Level Asset amounts shown in the following annual fee schedule:

Complex-Level Asset Breakpoint Level ($ million)	Effective Rate at Breakpoint Level (%)
55,000	0.2000
56,000	0.1996
57,000	0.1989
60,000	0.1961
63,000	0.1931
66,000	0.1900
71,000	0.1851
76,000	0.1806
80,000	0.1773
91,000	0.1691
125,000	0.1599
200,000	0.1505
250,000	0.1469
300,000	0.1445

C.        “Eligible Funds,” for purposes of the Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become a Nuveen-branded fund because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund (in either case, such acquisition an “Acquisition” and such fund an “Acquired Fund”), will be evaluated by both Nuveen

Exhibit C – Page 2

management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not the assets of such Acquired Funds would be included in Complex-Level Assets and, if so, whether there would be a basis for any adjustments to the complex-level breakpoint schedule and/or its application.

D.        The “Fund Asset Limit Amount” as of any calculation date shall for each Fund be equal to the lesser of (i) the Initial Fund Asset Limit Amount (defined below), and (ii) the Eligible Fund’s current net assets. The “Initial Fund Asset Limit Amount” for an Eligible Fund shall be determined as follows:

(i)        In the case of Nuveen-branded Funds that qualified as Eligible Funds on or prior to June 30, 2010, as well as Eligible Funds launched thereafter that are not Acquired Funds, the Initial Fund Asset Limit Amount shall be equal to zero, except to extent that such Fund may later participate in a subsequent Fund consolidation as described in (iii) below;

(ii)        In the case of Acquired Funds, the Initial Fund Asset Limit Amount is equal to the product of (i) 1 minus the Aggregate Eligible Asset Percentage (defined below), and (ii) an Acquired Fund’s net assets as of the effective date of such Fund’s Acquisition;

(iii)        In the event of a consolidation or merger of one or more Eligible Funds, the Initial Fund Asset Limit Amount of the combined fund will be equal to the sum of the Initial Fund Asset Limit Amounts of each individual Eligible Fund.

E.        Following are additional definitions of terms used above:

(i)        “Acquisition Assets”: With respect to an Acquisition, the aggregate net assets as of the effective date of such Acquisition of all Acquired Funds.

(ii)        “Aggregate Eligible Asset Amount”: With respect to an Acquisition, that portion of the aggregate net assets of Acquired Funds as of the effective date of such Acquisition that is included in Complex-Level Assets. With respect to the series of First American Investment Funds, Inc. that became Acquired Funds as of December 31, 2010, the Aggregate Eligible Asset Amount is $2 billion.

(iii)        “Aggregate Eligible Asset Percentage”: The ratio of the Aggregate Eligible Asset Amount to Acquisition Assets.

F.        For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

3.        The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

Exhibit C – Page 3

4.        Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as trustees, officers or agents.

5.        The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

6.        The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for the Fund may also be appropriate for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other accounts and funds, the size of investment commitments generally held by the Fund and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

7.        This Agreement shall continue in effect until August 1, 2014, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon no less than sixty (60) days’ written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination.

Exhibit C – Page 4

8.        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

9.        Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

10.         [The Fund’s Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund’s officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.]*

11.        This Agreement shall be construed in accordance with applicable federal law and [(except as to Section 10 hereof which shall be construed in accordance with the laws of Massachusetts)]* the laws of the State of Illinois.

*	Text in brackets to be included only if the Agreement is implemented and the Reorganization of the Fund into a Massachusetts business trust is approved by Fund shareholders.

Exhibit C – Page 5

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

[NAME OF FUND]

By:
Vice President

Attest:

NUVEEN FUND ADVISORS, LLC

By:
Managing Director

Attest:

Exhibit C – Page 6

EXHIBIT D

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN NUVEEN FUND ADVISORS AND NUVEEN ASSET MANAGEMENT [NAME OF FUND]

THIS AGREEMENT is made as of the             day of             , 2014, between Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Adviser”), and Nuveen Asset Management, LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser acts as the investment adviser for the [Name of Fund] (the “Fund”), pursuant to an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.        Appointment of Sub-Adviser.    The Adviser desires to engage and hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.        Duties of Sub-Adviser.

The Sub-Adviser is hereby employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in the Fund. In connection therewith, the Sub-Adviser will (a) make investment decisions for the Fund; (b) place purchase and sale orders for portfolio transactions in the Fund; (c) employ professional portfolio managers and securities analysts to provide research services relating to the Fund; (d) employ qualified personnel to assist in the supervision of the Fund’s investment program and to monitor the level of risk incurred by the Fund in connection with its investment program; (e) provide input requested by the Adviser with respect to the possible forms and levels of leverage employed by the Fund, and help monitor the Fund’s compliance with leverage limits imposed under the 1940 Act; (f) provide assistance in connection with determining dividend and distribution levels for the Fund and preparing and reviewing dividend and distribution notices to shareholders; and (g) discuss with the Adviser, and take into account, tax issues arising in connection with management of the Fund’s portfolio. Subject to the supervision of the Fund’s Board of Directors (the “Board”) and the Adviser, the Sub-Adviser will manage the assets in the Fund in accordance with (a) the Fund’s investment objective(s), policies and restrictions, to the extent the Sub-Adviser has been notified of such objectives, policies and restrictions, (b) the Charter Documents (as such term is defined below) of the Fund, to the extent that they have been provided to the Sub-Adviser, and (c) applicable laws and regulations.

The Adviser has furnished to the Sub-Adviser the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation or Declaration of Trust and Bylaws of the Fund, each as amended to date (the

Exhibit D – Page 1

“Charter Documents”), and the Fund’s investment objective(s), policies and restrictions. The Adviser agrees, on an ongoing basis, to provide to the Sub-Adviser, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to a Fund’s investment objective(s), policies and restrictions.

3.        Brokerage.    In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended). The Sub-Adviser will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Sub-Adviser or the Adviser, except pursuant to the any 17e-1 Policies and Procedures for affiliated brokerage transactions that have been approved by Board for such Fund. The Adviser will provide the Sub-Adviser with a list of brokers and dealers that are “affiliated persons” of the Adviser.

4.        Proxy Voting.    The Sub-Adviser shall vote all proxies with respect to securities held in a Fund in accordance with the Sub-Adviser’s proxy voting guidelines and procedures in effect from time to time. In the event material changes are made to such proxy voting guidelines, the Sub-Adviser agrees to provide the Adviser with a copy of the revised proxy voting guidelines. The Adviser agrees to instruct the Fund’s custodian to forward all proxy materials and related shareholder communications to the Sub-Adviser promptly upon receipt. The Sub-Adviser agrees to promptly inform the Adviser and the Fund of any conflict of interest of which the Sub-Adviser is aware that the Sub-Adviser has in voting proxies with respect to securities held in such Fund. The Sub-Adviser shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.

5.        Information Provided to the Adviser.

(a)        The Sub-Adviser will keep the Adviser informed of developments materially affecting the Fund and will, on its own initiative, furnish the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

(b)        The Sub-Adviser will confer with the Adviser as the Adviser may reasonably request regarding the investment and management of the Fund. The Sub-Adviser will not be required to advise the Adviser or act for the Adviser or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Fund or the issuers of the securities.

(c)        The Sub-Adviser agrees to comply with all reporting requirements that the Board or the Adviser reasonably adopt and communicate to the Sub-Adviser in writing, including reporting requirements related to performance of the Fund, brokerage practices, and proxy voting.

(d)        The Sub-Adviser will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify the Adviser promptly of any issuer-specific or market events or other situations that occur that may materially impact the pricing of one or

Exhibit D – Page 2

more securities in the Fund. In addition, upon the request of Adviser, the Sub-Adviser will assist the Adviser in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities. Sub-Adviser shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by the Sub-Adviser that is materially incorrect or incomplete as a result of the Sub-Adviser’s gross negligence.

(e)        The Sub-Adviser has provided the Adviser with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Adviser Compliance Policies”). The Sub-Adviser’s chief compliance officer (the “Sub-Adviser CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i)         a report of any material changes to the Sub-Adviser Compliance Policies;

(ii)        a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Adviser Compliance Policies;

(iii)        a copy of a summary of the Sub-Adviser CCO’s report with respect to the annual review of the Sub-Adviser Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv)        an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Adviser’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) - (iii).

(f)        The Sub-Adviser will timely notify the Adviser of any material violations by the Sub-Adviser of the Fund’s investment policies or restrictions or any applicable law or regulation.

6.         Standard of Care.    The Sub-Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or from reckless disregard by the Sub-Adviser of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Adviser nor its members, partners, officers, employees and agents shall be liable to the Adviser, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to a Fund or (b) for any failure or delay in performance of the Sub-Adviser’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of the Fund. The Adviser understands that

Exhibit D – Page 3

investment decisions made for a Fund by the Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

7.         Compensation.    In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser on the fifth business day of each month a fee equal to [•]% of the fees (net of applicable breakpoints, waivers and reimbursements) paid by the Fund to the Adviser under the Advisory Agreement for the Fund. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

8.         Expenses.    The Sub-Adviser will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Adviser or Sub-Adviser. The expenses to be borne by a Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser or Sub-Adviser; (k) legal and auditing expenses; (l) cost of certificates representing shares of the Fund; (m) costs of stationery and supplies; (n) insurance expenses; and (o) association membership dues.

9.        Services to Other Companies or Accounts.    The Adviser understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and the Adviser has no objection to the Sub-Adviser so acting, provided that whenever a Fund and one or more other accounts or investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Adviser agrees to similarly allocate opportunities to sell securities. The Adviser recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Fund. In addition, the Adviser understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other business or to render services of whatever kind or nature.

10.        Books and Records.    In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it specifically maintains for a Fund are

Exhibit D – Page 4

the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Adviser’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

11.        Term of Agreement.    Unless sooner terminated, this Agreement shall become effective on such date and shall continue in effect until             , 2016. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board of the Fund in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Adviser and Sub-Adviser) by the Adviser, by a Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Adviser, and will immediately terminate upon termination of the Advisory Agreement with respect to a Fund. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act). Any termination of this Agreement with respect to a Fund or Funds will not result in the termination of this Agreement with respect to any other Fund or Funds.

12.        Trade Settlement at Termination.    Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Adviser shall be entitled, without prior notice to the Adviser or a Fund, to direct the Fund’s custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Adviser and the Sub-Adviser.

13.        Indemnification.    (a) The Adviser agrees to indemnify and hold harmless the Sub-Adviser and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Adviser Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Adviser Indemnified Person may become subject as a result of the Adviser’s material breach of this Agreement or as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Adviser Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Adviser’s Disqualifying Conduct.

(b)        The Sub-Adviser agrees to indemnify and hold harmless the Adviser and the Fund and its respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Adviser Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Adviser Indemnified Person may become subject as a result of the Sub-Adviser’s material breach of this Agreement or as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Adviser Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Adviser’s Disqualifying Conduct.

14.        Delegation to Third Parties.    Except where prohibited by applicable law or regulation, the Sub-Adviser may delegate or may employ a third party to perform any accounting, administrative,

Exhibit D – Page 5

reporting and ancillary services required to enable the Sub-Adviser to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Adviser may provide information about the Adviser and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Adviser will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

15.        Disclosure.    (a) Neither the Adviser, on its own behalf or on behalf of the Fund, or the Sub-Adviser shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Adviser, as permitted in accordance with Section 14 of this Agreement.

(b)        Notwithstanding the provisions of Subsection 15(a), to the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to the Fund (including, but not limited to, the identity of the Adviser or the Fund and market value of the Fund), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement.

(c)        Notwithstanding the provisions of Subsections 15(a) and 15(b), the Sub-Adviser acknowledges that the Adviser and the Fund intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser hereby agrees that it shall not consult with any other sub-adviser to a fund under common control with a Fund with respect to transactions for a Fund in securities or other assets.

16.        Instructions to Custodian.    The Sub-Adviser shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to a Fund that it has initiated. The Adviser shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Adviser given in accordance with this Agreement. The Sub-Adviser will not be responsible for supervising a Fund’s custodian.

17.        Representations and Warranties.    (a) The Adviser represents and warrants to the Sub-Adviser that the Adviser:

(i)        has full power and authority to appoint the Sub-Adviser to manage a Fund in accordance with the terms of this Agreement; and

(ii)        this Agreement is valid and has been duly authorized by appropriate action of the Adviser, the Board of the Fund and the Fund’s shareholders, does not violate any obligation by which the Adviser is bound, and when so executed and delivered, will be binding upon the Adviser in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b)        The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser:

(i)        is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

Exhibit D – Page 6

(ii)        is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Adviser; and

(iii)        maintains insurance coverage in an appropriate amount and shall upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance.

18.        Miscellaneous.

(a)        Notices. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Adviser or Sub-Adviser, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b)        Amendment. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Sub-Adviser, which amendment must be approved by the Board of each affected Fund in the manner required by the 1940 Act. Notwithstanding the foregoing and subject to approval by the Board of a new Fund in the manner required by the 1940 Act, this Agreement may be amended at any time to add additional Funds to Appendix A and the compensation to the Sub-Adviser for such additional Funds to Appendix B, such mutual agreement between the Adviser and the Sub-Adviser to be evidenced by a revised Appendix A and Appendix B and performance of each parties obligations hereunder with respect to such new Funds.

(c)        Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d)        Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e)        Headings. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f)        Governing Law. This Agreement shall be governed in accordance with the internal laws of the State of Illinois, without giving effect to principles of conflict of laws.

(g)         Use of Sub-Adviser’s Name. The Adviser shall furnish to the Sub-Adviser all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Adviser by name prior to the use thereof. The Adviser shall not use or cause the Fund to use any such materials if the Sub-Adviser reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

Exhibit D – Page 7

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

Nuveen Fund Advisors, LLC

By:
Name:
Title:	Managing Director

Nuveen Asset Management, LLC

By:
Name:
Title:	Managing Director

Exhibit D – Page 8

EXHIBIT E

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of the         day of                     , 2014 by and between Nuveen Multi-Market Income Fund (the “Successor Fund”), a newly created business trust formed under the laws of the Commonwealth of Massachusetts, and American Income Fund, Inc., a Virginia corporation (the “Predecessor Fund” and together with the Successor Fund, each, a “Fund” and together, the “Funds”), and, for purposes of Section 8.1 of the Agreement only, Nuveen Fund Advisors, LLC, a sub-adviser to the Predecessor Fund (“Nuveen Fund Advisors”). The Successor Fund maintains its principal place of business at 333 West Wacker Drive, Chicago, Illinois 60606 and the Predecessor Fund maintains its principal place of business at 800 Nicollet Mall, Minneapolis, Minnesota 55402.

This Agreement contemplates a series of transactions that will result in a change of domicile of the Predecessor Fund from a Virginia corporation to a Massachusetts business trust.

This Agreement is intended to be, and is adopted as, a plan of reorganization for the purpose of section 368(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The reorganization will consist of (a) the assignment, conveyance, transfer and delivery of all of the assets of the Predecessor Fund to the Successor Fund in exchange solely for common shares of beneficial interest of the Successor Fund (“Successor Fund Shares”), as described herein, and the assumption by the Successor Fund of all of the liabilities of the Predecessor Fund, and (b) the subsequent distribution of the Successor Fund Shares to the shareholders of the Predecessor Fund in complete liquidation, dissolution and termination of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Successor Fund has been organized in order to continue the business and operations of the Predecessor Fund;

WHEREAS, the Successor Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transaction described herein except as necessary to consummate the Reorganization; and

WHEREAS, each of the Board of Trustees of the Successor Fund and the Board of Directors of the Predecessor Fund (each, a “Board” and together, the “Boards”), as applicable, has determined that the Reorganization is in the best interests of its respective Fund, and the Predecessor Fund’s Board has determined that the interests of the existing shareholders of the Predecessor Fund will not be diluted as a result of the Reorganization.

Exhibit E – Page 1

In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE PREDECESSOR FUND IN EXCHANGE FOR

SHARES OF THE SUCCESSOR FUND AND ASSUMPTION OF

LIABILITIES, IF ANY; DISSOLUTION, LIQUIDATION AND TERMINATION OF

THE PREDECESSOR FUND

1.1        The Predecessor Fund agrees to assign, convey, transfer and deliver all of its property and assets as set forth in Section 1.2 to the Successor Fund, free and clear of all liens and encumbrances, except as otherwise provided herein. In exchange, the Successor Fund agrees to (a) assume all of the liabilities of the Predecessor Fund, as set forth in Section 1.3 and (b) issue and deliver to the Predecessor Fund, for distribution in accordance with Section 1.6 to the Predecessor Fund’s shareholders the number of full and fractional Successor Fund Shares equal in number and value to the shares of common stock of the Predecessor Fund (“Predecessor Fund Shares”) outstanding immediately prior to the closing provided for in Section 2.1 (the “Closing”).

1.2        At the Closing, the Successor Fund shall acquire all of the assets of the Predecessor Fund, including without limitation, cash, cash equivalents, securities, commodities, interests in futures, dividends or interest receivables owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund as of the Closing. Other than as discussed herein and other than in the Predecessor Fund’s ordinary course of business of being an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Predecessor Fund has no plan or intent to sell or otherwise dispose of any of its assets.

1.3        At the Closing, the Successor Fund will assume all of the debts, liabilities, obligations and duties of, and all claims against, the Predecessor Fund of whatever kind or nature, whether absolute, accrued, contingent, known or unknown, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable as of the Closing and whether or not specifically referred to in this Agreement.

1.4        Immediately upon delivery to the Predecessor Fund of the Successor Fund Shares, the Predecessor Fund, as the sole shareholder of the Successor Fund, shall (a) approve the advisory agreement with respect to the Successor Fund, (b) approve the subadvisory agreement with respect to the Successor Fund, (c) elect as Trustees of the Successor Fund the then current directors of the Predecessor Fund and (d) approve any other matter for which shareholder approval is required.

1.5        Prior to the Closing, the Predecessor Fund will file articles of dissolution with the State Corporation Commission of Virginia (the “SCC”) meeting the requirements of Section 13.1-743 of the Virginia Stock Corporation Act. As a condition to Closing, the Predecessor Fund will have obtained from the SCC a certificate of dissolution effective as of the Effective Time, and the Predecessor Fund shall be dissolved as set forth in such certificate of dissolution (the “Dissolution”).

1.6        At or as soon after the Closing and Dissolution as is possible (the “Liquidation Date”), and in no event later than 12 months after the Closing Date, the Predecessor Fund will distribute in complete liquidation to its shareholders of record, determined as of the close of business on the

Exhibit E – Page 2

business day immediately preceding the Closing Date, the Successor Fund Shares received by the Predecessor Fund pursuant to Section 1.1 in exchange for the Predecessor Fund’s shares held by the shareholders of the Predecessor Fund. Such distribution and liquidation will be accomplished by opening accounts on the books of the Successor Fund in the name of each shareholder of the Predecessor Fund and transferring to each account a number of the Successor Fund Shares received by the Predecessor Fund equal in number and value to the shares of the Predecessor Fund held by such shareholder.

1.7        Any reporting responsibility of the Predecessor Fund with the Securities and Exchange Commission (the “SEC”), the exchange on which the Predecessor Fund’s shares are listed, or any state securities commission is and shall remain the responsibility of the Predecessor Fund until the Closing.

1.8        All books and records of the Predecessor Fund, including all books and records required to be maintained under the Investment Company Act, and the rules and regulations thereunder, shall be available to the Successor Fund from and after the Closing Date and shall be turned over to the Successor Fund on or prior to the Liquidation Date.

1.9        Promptly following the Dissolution and the Liquidation Date, the Predecessor Fund will have its affairs wound up and terminate its corporate existence in accordance with the applicable provisions of Article 16 of the Virginia Stock Corporation Act.

1.10        If and to the extent the Board of the Predecessor Fund deems it advisable for federal income tax purposes, prior to the close of business on the business day immediately preceding the Closing Date, the Predecessor Fund shall make a distribution of its investment company taxable income (determined without regard to the dividends paid deduction), if any, plus the excess of interest income excludible from gross income under section 103(a) of the Internal Revenue Code, if any, over deductions disallowed under sections 265 and 171(a)(2) of the Internal Revenue Code and net capital gain, if any, for all periods up to and through the Closing Date.

ARTICLE II

CLOSING AND CLOSING DATE

2.1        The conditions precedent set forth in Articles V-VII herein must be satisfied or waived in order for the Closing to take place. The Closing shall occur on such date not to exceed sixty (60) days following the satisfaction or waiver of all Closing conditions, or such other date as the parties may mutually agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place as of 7:59 a.m. central time on the Closing Date, or such later time as the parties may mutually agree (the “Effective Time”). The Closing shall be at the office of the Vedder Price P.C. in Chicago, Illinois or at such other place as the parties may mutually agree.

2.2        The custodian for the Predecessor Fund shall deliver to the Successor Fund at the Closing a certificate of an authorized officer stating that the Predecessor Fund’s portfolio securities, cash and any other assets have been transferred in proper form to the Successor Fund on the Closing Date.

2.3        The Predecessor Fund shall deliver or cause its transfer agent to deliver to the Successor Fund at the Closing a certificate of an authorized officer stating that its records contain the

Exhibit E – Page 3

names and addresses of the Predecessor Fund’s shareholders and the number of outstanding shares of the Predecessor Fund owned by each such shareholder (the “Shareholder List”), all as of the close of business on the business day immediately preceding the Closing Date. The Successor Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Predecessor Fund at the Closing a confirmation or other evidence satisfactory to the Predecessor Fund that Successor Fund Shares have been or will be credited to the Predecessor Fund’s accounts on the books of the Successor Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1        The Predecessor Fund represents and warrants as follows:

3.1.1        The Predecessor Fund is duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia and has the power to own all of its properties and assets and, subject to approval of the shareholders of the Predecessor Fund, to carry out the Agreement.

3.1.2        The Predecessor Fund is a closed-end diversified management investment company duly registered under the Investment Company Act, and such registration is in full force and effect.

3.1.3        The Predecessor Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Restated and Amended Articles of Incorporation, as amended (the “Articles”) or the By-Laws of the Predecessor Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Predecessor Fund is a party or by which the Predecessor Fund is bound.

3.1.4        The Predecessor Fund has no material contracts or other commitments that will be terminated with any liability or penalty to the Predecessor Fund on or prior to the Closing.

3.1.5        No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of the Predecessor Fund, threatened against the Predecessor Fund or any of its properties or assets. The Predecessor Fund knows of no facts that might form the basis for the institution of such proceedings, and the Predecessor Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

3.1.6        The audited financial statements of the Predecessor Fund as of August 31, 2013 and for the period then ended have been prepared in accordance with generally accepted accounting principles consistently applied and present fairly, in all material respects, the financial condition of the Predecessor Fund as of August 31, 2013, and there are no known liabilities, contingent or otherwise, of the Predecessor Fund as of such date that are not disclosed in such statements.

Exhibit E – Page 4

3.1.7        The financial statements of the Predecessor Fund as of February 28, 2014, and for the period then ended have been prepared in accordance with generally accepted accounting principles consistently applied and present fairly, in all material respects, the financial condition of the Predecessor Fund as of February 28, 2014, and there are no known liabilities, contingent or otherwise, of the Predecessor Fund as of such date that are not disclosed in such statements.

3.1.8        Since the date of the financial statements referred to in subsection 3.1.7, there have been no materially adverse changes in the Predecessor Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Predecessor Fund arising after such date. For the purposes of this Section 3.1.8, a decline in net asset value of the Predecessor Fund shall not constitute a materially adverse change.

3.1.9        All federal, state, local and other tax returns and reports of the Predecessor Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Predecessor Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to above. To the best of the Predecessor Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Predecessor Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Predecessor Fund.

3.1.10        For each taxable year of its operations, the Predecessor Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year that includes the Closing Date for that portion of such taxable year ending with the Closing Date), as a “regulated investment company” under the Internal Revenue Code (a “RIC”) and (ii) has been eligible to and has computed its federal income tax under section 852 of the Internal Revenue Code. The Predecessor Fund will qualify as a RIC as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of section 851(b)(3) of the Internal Revenue Code without regard to the last sentence of section 851(d)(1) of the Internal Revenue Code. The Predecessor Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Predecessor Fund to fail to qualify as a RIC under the Internal Revenue Code. The Predecessor Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Internal Revenue Code did not apply to it.

3.1.11        The authorized capital of the Predecessor Fund consists of 200,000,000 shares of common stock, par value $0.01 per share and 1,000,000 shares of preferred stock, without par value. All issued and outstanding shares of the Predecessor Fund are duly and validly issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of the Predecessor Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the Shareholder List as provided in Section 2.3. The Predecessor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Predecessor Fund, nor is there outstanding any security convertible into shares of the Predecessor Fund.

Exhibit E – Page 5

3.1.12        At the Closing, the Predecessor Fund will have good and marketable title to the assets to be transferred to the Successor Fund pursuant to Section 1.1 and full right, power and authority (subject to shareholder approval) to assign, convey, transfer and deliver such assets hereunder free of any liens or other encumbrances, and, upon delivery and payment for such assets, the Successor Fund will acquire good and marketable title thereto.

3.1.13        The execution, delivery and performance of this Agreement has been duly authorized by the Board of the Predecessor Fund (including the determinations required by Rule 17a-8(a) under the Investment Company Act) and by all necessary action, other than shareholder approval, on the part of the Predecessor Fund, and, subject to shareholder approval, this Agreement constitutes a valid and binding obligation of the Predecessor Fund.

3.1.14        The information furnished and to be furnished by the Predecessor Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is, and shall be, accurate and complete in all material respects and is in compliance, and shall comply, in all material respects with applicable federal securities and other laws and regulations.

3.1.15        From the date of the Proxy Statement (as defined in Section 4.5) through the time of the meeting of the Predecessor Fund’s shareholders and on the Closing Date, the Proxy Statement, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

3.1.16        No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Predecessor Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act, and such as may be required under state securities laws and the Virginia Stock Corporation Act.

3.1.17        There are no brokers’ or finder’s fees payable on behalf of the Predecessor Fund in connection with the transactions provided for herein.

3.2        The Successor Fund represents and warrants as follows:

3.2.1        The Successor Fund is duly organized and existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares commonly referred to as a “Massachusetts business trust” and has the power to own all of its properties and assets and to carry out the Agreement.

3.2.2        The Successor Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust or By-Laws of the Successor Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Fund is a party or by which the Successor Fund is bound.

Exhibit E – Page 6

3.2.3        All Successor Fund Shares to be issued in exchange for the net assets of the Predecessor Fund pursuant to this Agreement will be, when so issued, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Successor Fund under Massachusetts law). The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares.

3.2.4        The execution, delivery and performance of this Agreement has been duly authorized by the Board of the Successor Fund and by all necessary action on the part of the Successor Fund. This Agreement constitutes a valid and binding obligation of the Successor Fund.

3.2.5        The Successor Fund was newly formed for the purpose of consummating the Reorganization and continuing the business and operations of the Predecessor Fund. As of immediately prior to the Closing, the Successor Fund has not held any assets or engaged in any activity or business, other than such as necessary to consummate the Reorganization.

3.2.6        The Successor Fund (i) will have timely filed an election, effective as of the date of its formation, to be treated as an association taxable as a corporation for federal income tax purposes, (ii) will elect to be taxed as a RIC, will qualify for the tax treatment afforded RICs under the Internal Revenue Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (iii) will be eligible to compute its federal income tax under section 852 of the Internal Revenue Code for the taxable year that includes the Closing Date, and (iv) will be treated as a separate corporation for federal income tax purposes for the taxable year that includes the Closing Date. The Successor Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Successor Fund to fail to qualify as a RIC for its taxable year that includes the Closing Date. The Successor Fund has no earnings and profits accumulated in any taxable year.

3.2.7        Immediately prior to the Closing, there will be no issued or outstanding securities issued by the Successor Fund except as contemplated by Section 1.4.

ARTICLE IV

COVENANTS OF THE SUCCESSOR FUND AND THE PREDECESSOR FUND

4.1        The Predecessor Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions.

4.2        The Predecessor Fund will call a shareholders’ meeting to consider and act upon this Agreement and the transactions contemplated herein and to take all other action necessary to obtain approval of the transactions contemplated hereby.

4.3        The Predecessor Fund will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requests concerning the beneficial ownership of the Predecessor Fund’s shares.

Exhibit E – Page 7

4.4        Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action, and will do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.5        The Predecessor Fund will prepare and file, or will cause to be prepared and filed, with the SEC a Proxy Statement (the “Proxy Statement”) in compliance with the 1934 Act and the Investment Company Act and the rules and regulations thereunder.

4.6        Each Fund will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to (a) vest in and confirm to the Successor Fund title to and possession of all the assets of the Predecessor Fund to be assigned, conveyed, transferred and delivered to the Successor Fund pursuant to this Agreement, (b) vest in and confirm to the Predecessor Fund title to and possession of all the Successor Fund Shares to be transferred to the Predecessor Fund pursuant to this Agreement, (c) cause the Successor Fund to assume all of the Predecessor Fund’s liabilities in accordance with this Agreement, and (d) otherwise to carry out the intent and purpose of this Agreement.

4.7        The Successor Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the Investment Company Act, any exchange on which the Predecessor Fund’s shares are listed and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

4.8        The Successor Fund shall not issue any shares or other securities, or conduct any business or activity prior to the Closing except for such activity as is necessary to consummate the transactions contemplated by this Agreement.

4.9        It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of section 368(a) of the Internal Revenue Code. Neither the Predecessor Fund nor the Successor Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of section 368(a) of the Internal Revenue Code. At or prior to the Closing, the Funds to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated in Section 7.1.5 of this Agreement.

ARTICLE V

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PREDECESSOR FUND

5.1        The obligations of the Predecessor Fund to consummate the transactions provided for herein shall be subject to the performance by the Successor Fund of all the obligations to be performed by it hereunder on or before the Closing and the satisfaction or waiver of the following further conditions:

5.1.1        All representations and warranties of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as

Exhibit E – Page 8

they may be affected by the transactions contemplated by this Agreement, as of the Closing with the same force and effect as if made on and as of the Closing.

5.1.2        The Successor Fund shall have delivered to the Predecessor Fund a certificate executed in the Successor Fund’s name by the Chief Administrative Officer or a Vice President of the Successor Fund, in form and substance satisfactory to the Predecessor Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Successor Fund in this Agreement are true and correct as of the date hereof and as of the Closing except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Predecessor Fund shall reasonably request.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND

6.1        The obligations of the Successor Fund to consummate the transactions provided for herein shall be subject to the performance by the Predecessor Fund of all the obligations to be performed by it hereunder on or before the Closing and the satisfaction or waiver of the following further conditions:

6.1.1        All representations and warranties of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing with the same force and effect as if made on and as of the Closing.

6.1.2        The Predecessor Fund shall have delivered to the Successor Fund a certificate executed in the Predecessor Fund’s name by the Predecessor Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Successor Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Predecessor Fund in this Agreement are true and correct as of the date hereof and as of the Closing except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Successor Fund shall reasonably request.

6.1.3        The Predecessor Fund shall have delivered to the Successor Fund a statement of the Predecessor Fund’s assets and liabilities, together with a list of the Predecessor Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller of the Predecessor Fund.

ARTICLE VII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND AND THE PREDECESSOR FUND

7.1        The obligations of each Fund hereunder are subject to the further conditions that on or before the Closing:

7.1.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite votes of (a) the Board of the Successor Fund and the Board of the

Exhibit E – Page 9

Predecessor Fund (including with respect to the Predecessor Fund, the determinations required by Rule 17a-8(a) under the Investment Company Act) and (b) the Predecessor Fund’s shareholders in accordance with the provisions of the Predecessor Fund’s Articles and By-Laws, applicable provisions of the Virginia Stock Corporation Act, the Investment Company Act and the requirements of the applicable exchange.

7.1.2        As of the Closing, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

7.1.3        All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including “no-action” positions of such federal or state authorities) deemed necessary by the Successor Fund or the Predecessor Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a materially adverse effect on the assets or properties of the Successor Fund or the Predecessor Fund, provided that either party hereto may waive any part of this condition as to itself.

7.1.4        The Predecessor Fund’s shareholders shall have approved by the requisite votes such other proposals presented in the Proxy Statement as agreed to by the parties, which include a new investment advisory agreement with Nuveen Fund Advisors, LLC, in the form described in the Proxy Statement, a sub-advisory agreement with Nuveen Asset Management, LLC, in the form described in the Proxy Statement, and a new slate of directors for the Predecessor Fund, as set forth in the Proxy Statement.

7.1.5        The Funds shall have received an opinion of Vedder Price P.C. reasonably satisfactory to the Funds and based upon such reasonably requested representations and warranties as requested by counsel, substantially to the effect that, for federal income tax purposes:

(a)        The transfer of all of the assets of the Predecessor Fund to the Successor Fund solely in exchange for shares of the Successor Fund and the assumption by the Successor Fund of all of the liabilities of the Predecessor Fund, followed by the distribution to the Predecessor Fund’s shareholders of all the Successor Fund Shares received by the Predecessor Fund in complete liquidation of the Predecessor Fund as soon as possible thereafter will constitute a “reorganization” within the meaning of section 368(a) of the Internal Revenue Code, and the Successor Fund and the Predecessor Fund will each be a “party to a reorganization,” within the meaning of section 368(b) of the Internal Revenue Code, with respect to the Reorganization;

(b)        No gain or loss will be recognized by the Predecessor Fund upon the transfer of all of its assets to the Successor Fund solely in exchange for Successor Fund Shares and the assumption by the Successor Fund of all of the liabilities of the Predecessor Fund or upon the distribution (whether actual or constructive) of all such Successor Fund Shares to the Predecessor Fund shareholders solely in exchange for such shareholders’ shares of the Predecessor Fund in complete liquidation of the Predecessor Fund;

Exhibit E – Page 10

(c)        No gain or loss will be recognized by the Successor Fund upon the receipt of all the Predecessor Fund’s assets solely in exchange for Successor Fund Shares and the assumption by the Successor Fund of all the liabilities of the Predecessor Fund;

(d)        No gain or loss will be recognized by the Predecessor Fund shareholders upon the exchange, pursuant to the Agreement, of all their shares of the Predecessor Fund solely for Successor Fund Shares;

(e)        The aggregate basis of the Successor Fund Shares received by each Predecessor Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Predecessor Fund shares exchanged therefor by such shareholder. The holding period of the Successor Fund Shares received by each Predecessor Fund shareholder in the Reorganization will include the period during which the Predecessor Fund shares exchanged therefor were held by such shareholder, provided such Predecessor Fund shares are held as capital assets at the time of the Reorganization;

(f)        The basis of the Predecessor Fund’s assets in the hands of the Successor Fund will be the same as the basis of such assets in the hands of the Predecessor Fund immediately before the Reorganization. The holding period of the assets of the Predecessor Fund received by the Successor Fund will include the periods during which those assets were held by the Predecessor Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Predecessor Fund, the Successor Fund or any Predecessor Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request, and the Predecessor Fund and Successor Fund will cooperate to make and certify the accuracy of such representations.

Notwithstanding anything herein to the contrary, neither the Predecessor Fund nor the Successor Fund may waive the conditions set forth in this Section 7.1.5.

7.1.6        The Predecessor Fund shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        The Successor Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Proxy Statement.

Exhibit E – Page 11

(b)        Assuming that the Successor Fund Shares will be issued in accordance with the terms of this Agreement, the Successor Fund Shares to be issued and delivered to the Predecessor Fund on behalf of its shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable, except that, as described in the Proxy Statement, shareholders of the Successor Fund may, under certain circumstances, be held personally liable for its obligations, and no shareholder of the Successor Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Successor Fund under the Successor Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Successor Fund of the transactions contemplated herein, except as have been obtained.

(d)        The execution and delivery of the Agreement by the Successor Fund, did not, and the consummation by the Successor Fund of the transactions contemplated herein will not, violate the Successor Fund’s Declaration of Trust or By-Laws.

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinion of Bingham McCutchen LLP.

7.1.7        The Successor Fund shall have received on the Closing Date an opinion from K&L Gates LLP dated as of the Closing Date, substantially to the effect that:

(a)        The Predecessor Fund has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia and, to such counsel’s knowledge, has the corporate power to own its properties and assets and to carry on its business as presently conducted, in each case as described in the Proxy Statement.

(b)        The Predecessor Fund is registered as a closed-end management investment company under the Investment Company Act, and, to such counsel’s knowledge, such registration under the Investment Company Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Virginia is required for consummation by the Predecessor Fund of the transactions contemplated herein, except as have been obtained and except for a certificate of termination of corporate existence required to be issued by the SCC following the Closing in order terminate the Predecessor Fund’s existence as a Virginia corporation in accordance with Article 16 of the Virginia Stock Corporation Act.

(d)        The execution and delivery of the Agreement by the Predecessor Fund, did not, and the consummation by the Predecessor Fund of the transactions

Exhibit E – Page 12

contemplated herein will not, violate the Predecessor Fund’s Articles or By-Laws (assuming the requisite approval of the Predecessor Fund’s shareholders has been obtained in accordance with the requirements of its Articles and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the Commonwealth of Virginia, K&L Gates LLP may rely on the opinion of Troutman Sanders LLP.

ARTICLE VIII

EXPENSES

8.1        The Predecessor Fund will bear the portion of the expenses associated with the preparation, printing and mailing of the Proxy Statement, the solicitation of votes and costs of holding the meeting up to the amount incurred by the Predecessor Fund in connection with its last annual meeting. The expenses incurred by the Funds in connection with this Agreement and the transactions contemplated hereby in excess of that amount shall be paid by Nuveen Fund Advisors or its affiliates.

ARTICLE IX

TERMINATION

9.1        This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by each Fund’s Chief Administrative Officer, President or any Vice President without further action by the Boards. In addition, this Agreement may be terminated at or before the Closing due to:

9.1.1        a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days;

9.1.2        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

9.1.3        a determination by the Board of a Fund that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund.

In the event of any such termination, there shall be no liability for damages on the part of either Fund or any Director, Trustee or officer of any Fund.

ARTICLE X

AMENDMENT

This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholder meeting called by the Predecessor Fund pursuant to Section 4.2, no such amendment may have the effect of changing the provisions for determining the

Exhibit E – Page 13

number of Successor Fund Shares to be distributed to the Predecessor Fund’s shareholders under this Agreement without their further approval and the further approval of the Funds’ Boards (including the determination required by Rule 17a-8(a) under the Investment Company Act with respect to the Predecessor Fund), and provided further that nothing contained in this Article X shall be construed as requiring additional approval to amend this Agreement to change the Closing Date or the Closing.

ARTICLE XI

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; ENTIRE AGREEMENT

11.1        This Agreement constitutes the entire agreement between the parties.

11.2        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.3        This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

11.4        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

11.5        This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.6        With respect to the Successor Fund, it is expressly agreed that the obligations of such Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Fund personally, but shall bind only the property of the Fund, as provided in the Successor Fund’s Declaration of Trust, which is on file with the Secretary of State of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Board, and signed by authorized officers of the Fund acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Fund property of the Fund as provided in the Fund’s Declaration of Trust.

[Remainder of Page Intentionally Left Blank]

Exhibit E – Page 14

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

AMERICAN INCOME FUND, INC., a Virginia corporation

By:
Name:
Title:

NUVEEN MULTI-MARKET INCOME FUND, a Massachusetts business trust

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 8.1 only:

NUVEEN FUND ADVISORS, LLC

By:
Name:
Title:

Exhibit E – Page 15

EXHIBIT F

AMERICAN INCOME FUND, INC.

FORM OF ARTICLES OF AMENDMENT

American Income Fund, Inc. (the “Corporation”), a Virginia corporation, certifies to the State Corporation Commission of Virginia that:

FIRST: The Restated and Amended Articles of Incorporation of the Corporation, as previously amended, are hereby amended by deleting Article I and replacing it with the following:

ARTICLE I

NAME

The name of the Corporation is Nuveen Multi-Market Income Fund, Inc.

EXHIBIT G

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN USBAM AND NUVEEN ASSET MANAGEMENT [NAME OF FUND]

THIS AGREEMENT is made as of the             day of             , 2014, between U.S. Bancorp Asset Management, Inc., a Delaware corporation (the “Advisor”), and Nuveen Asset Management, LLC, a Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Advisor acts as the investment advisor for American Income Fund, Inc. (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an investment advisory agreement between the Advisor and the Fund (the “Advisory Agreement”);

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.        Appointment of Sub-Advisor. The Advisor desires to engage and hereby appoints the Sub-Advisor to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.        Duties of Sub-Advisor.

The Sub-Advisor is hereby employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in the Fund. In connection therewith, the Sub-Advisor will (a) make investment decisions for the Fund; (b) place purchase and sale orders for portfolio transactions in the Fund; and (c) employ professional portfolio managers and securities analysts to provide research services relating to the Fund. Subject to the supervision of the Fund’s Board of Directors (the “Board”) and the Advisor, the Sub-Advisor will manage the assets in the Fund in accordance with (a) the Fund’s investment objective(s), policies and restrictions, to the extent the Sub-Advisor has been notified of such objectives, policies and restrictions, (b) the Charter Documents (as such term is defined below), to the extent that they have been provided to the Sub-Advisor, and (c) applicable laws and regulations.

The Advisor has furnished to the Sub-Advisor the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation and Bylaws of the Fund, each as amended to date (the “Charter Documents”), and the Fund’s investment objective(s), policies and restrictions. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to the Fund’s investment objective(s), policies and restrictions.

Exhibit G – Page 1

3.        Brokerage. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Advisor will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Advisor is authorized to consider brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended). The Sub-Advisor will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Sub-Advisor or the Advisor, except pursuant to the Board’s approved 17e-1 Policies and Procedures for affiliated brokerage transactions. The Advisor will provide the Sub-Advisor with a list of brokers and dealers that are “affiliated persons” of the Advisor.

4.        Proxy Voting. The Sub-Advisor shall vote all proxies with respect to securities held in the Fund in accordance with the Sub-Advisor’s proxy voting guidelines and procedures in effect from time to time. In the event material changes are made to such proxy voting guidelines, the Sub-Advisor agrees to provide the Advisor with a copy of the revised proxy voting guidelines. The Advisor agrees to instruct the Fund’s custodian to forward all proxy materials and related shareholder communications to the Sub-Advisor promptly upon receipt. The Sub-Advisor agrees to promptly inform the Advisor and the Fund of any conflict of interest of which the Sub-Advisor is aware that the Sub-Advisor has in voting proxies with respect to securities held in the Fund. The Sub-Advisor shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.

5.        Information Provided to the Advisor.

(a)        The Sub-Advisor will keep the Advisor informed of developments materially affecting the Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

(b)        The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Fund. The Sub-Advisor will not be required to advise the Advisor or act for the Advisor or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Fund or the issuers of the securities.

(c)        The Sub-Advisor agrees to comply with all reporting requirements that the Board or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing, including reporting requirements related to performance of the Fund, brokerage practices, and proxy voting.

(d)        The Sub-Advisor will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify the Advisor promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund’s securities are priced on a given day) that may materially impact the pricing of one or more securities in the Fund. In addition, upon the request of Advisor, the Sub-Advisor will assist the Advisor in evaluating the impact that such an event may have on the net asset value of the Fund and in

Exhibit G – Page 2

determining a recommended fair value of the affected security or securities. Sub-Advisor shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by the Sub-Advisor that is materially incorrect or incomplete as a result of the Sub-Advisor’s gross negligence.

(e)        The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Advisor Compliance Policies”). The Sub-Advisor’s chief compliance officer (the “Sub-Advisor CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i)        a report of any material changes to the Sub-Advisor Compliance Policies;

(ii)        a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;

(iii)        a copy of a summary of the Sub-Advisor CCO’s report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv)        an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Advisor’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) - (iii).

(f)        The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of the Fund’s investment policies or restrictions or any applicable law or regulation.

6.        Standard of Care. The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the Sub-Advisor’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Sub-Advisor does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor’s overall management of the Fund. The Advisor understands that investment decisions made for the Fund by the Sub-Advisor are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

Exhibit G – Page 3

7.        Compensation.

In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month equal to 1/12 of the per annum rate of 0.45% of the Fund’s average weekly net assets, calculated in the same manner as the fee paid by the Fund to the Advisor under the Advisory Agreement. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

8.        Expenses. The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Advisor or Sub-Advisor; (k) legal and auditing expenses; (l) cost of certificates representing shares of the fund; (m) costs of stationery and supplies; (n) insurance expenses; and (o) association membership dues.

9.        Services to Other Companies or Accounts. The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

10.        Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records

Exhibit G – Page 4

upon the Fund’s or the Advisor’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

11.        Term of Agreement. Unless sooner terminated, this Agreement shall continue in effect until             . Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

12.        Trade Settlement at Termination. Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Advisor shall be entitled, without prior notice to the Advisor or the Fund, to direct the Fund’s custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Advisor and the Sub-Advisor.

13.        Indemnification. (a) The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor’s material breach of this Agreement or as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor’s Disqualifying Conduct.

(b)        The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor’s material breach of this Agreement or as a result of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor’s Disqualifying Conduct.

14.        Delegation to Third Parties. Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the

Exhibit G – Page 5

misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

15.        Disclosure. (a) Neither the Advisor, on its own behalf or on behalf of the Fund, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 14 of this Agreement.

(b)        Notwithstanding the provisions of Subsection 15(a), to the extent that any market counterparty with whom the Sub-Advisor deals requires information relating to the Fund (including, but not limited to, the identity of the Advisor or the Fund and market value of the Fund), the Sub-Advisor shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement.

(c)        Notwithstanding the provisions of Subsections 15(a) and 15(b), the Sub-Advisor acknowledges that the Advisor and the Fund intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Advisor hereby agrees that it shall not consult with any other sub-advisor to a fund under common control with the Fund with respect to transactions for the Fund in securities or other assets.

16.        Instructions to Custodian. The Sub-Advisor shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Fund that it has initiated. The Advisor shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Fund’s custodian.

17.        Representations and Warranties. (a) The Advisor represents and warrants to the Sub-Advisor that the Advisor:

(i)        has full power and authority to appoint the Sub-Advisor to manage the Fund in accordance with the terms of this Agreement; and

(ii)        this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and the Fund’s shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b)        The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:

(i)        is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii)        is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Advisor; and

Exhibit G – Page 6

(iii)        maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.

18.        Miscellaneous.

(a)        Notices. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Advisor or Sub-Advisor, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b)        Amendment. This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.

(c)        Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d)        Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e)        Headings. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f)        Governing Law. This Agreement shall be governed in accordance with the internal laws of the State of Minnesota, without giving effect to principles of conflict of laws.

(g)         Use of Sub-Advisor’s Name. The Advisor shall furnish to the Sub-Advisor all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Advisor by name prior to the use thereof. The Advisor shall not use or cause the Fund to use any such materials if the Sub-Advisor reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

Exhibit G – Page 7

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

U.S. Bancorp Asset Management, Inc.

By:

Name:

Title:

Nuveen Asset Management, LLC

By:

Name:

Title:

Exhibit G – Page 8

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN USBAM AND NUVEEN FUND ADVISORS [NAME OF FUND]

THIS AGREEMENT is made as of the             day of             , 2014, between U.S. Bancorp Asset Management, Inc., a Delaware corporation (the “Advisor”), and Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Advisor acts as the investment advisor for American Income Fund, Inc. (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an investment advisory agreement between the Advisor and the Fund (the “Advisory Agreement”);

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.        Appointment of Sub-Advisor. The Advisor desires to engage and hereby appoints the Sub-Advisor to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.        Duties of Sub-Advisor.

The Sub-Advisor is hereby employed and authorized to perform the following sub-investment advisory services on behalf of the Fund: (a) assist in the supervision of the Fund’s investment program; (b) monitor the level of risk incurred by the Fund in connection with its investment program; (c) manage the forms and levels of leverage employed by the Fund, negotiate the terms and conditions of leverage facilities and monitor the Fund’s compliance with leverage limits imposed under the 1940 Act; (d) provide assistance in connection with determining dividend and distribution levels for the Fund; (e) provide tax advice on issues arising in connection with management of the Fund’s portfolio; and (f) assist with pricing the Fund’s portfolio securities, provided that Sub-Advisor shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by the Sub-Advisor that is materially incorrect or incomplete as a result of the Sub-Advisor’s gross negligence.

The Advisor has furnished to the Sub-Advisor the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation and Bylaws of the Fund, each as amended to date (the “Charter Documents”), and the Fund’s investment objective(s), policies and restrictions. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to the Fund’s investment objective(s), policies and restrictions.

Exhibit G – Page 9

3.        Information Provided to the Advisor.

(a)        The Sub-Advisor will keep the Advisor informed of developments materially affecting the Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

(b)        The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Fund. The Sub-Advisor will not be required to advise the Advisor or act for the Advisor or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Fund or the issuers of the securities.

(c)        The Sub-Advisor agrees to comply with all reporting requirements that the Board of Directors of the Fund (the “Board”) or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing, including reporting requirements related to performance of the Fund, brokerage practices, and proxy voting.

(d)        The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Advisor Compliance Policies”). The Sub-Advisor’s chief compliance officer (the “Sub-Advisor CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i)        a report of any material changes to the Sub-Advisor Compliance Policies;

(ii)        a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;

(iii)        a copy of a summary of the Sub-Advisor CCO’s report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv)        an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Advisor’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) - (iii).

(e)        The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of the Fund’s investment policies or restrictions or any applicable law or regulation.

4.        Standard of Care. The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraph 2 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person

Exhibit G – Page 10

with respect to the Fund or (b) for any failure or delay in performance of the Sub-Advisor’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

5.        Compensation. In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month equal to 1/12 of the per annum rate of 0.15% of the Fund’s average weekly net assets, calculated in the same manner as the fee paid by the Fund to the Advisor under the Advisory Agreement. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

6.        Expenses. The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Advisor or Sub-Advisor; (k) legal and auditing expenses; (l) cost of certificates representing shares of the fund; (m) costs of stationery and supplies; (n) insurance expenses; and (o) association membership dues.

7.        Services to Other Companies or Accounts. The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Exhibit G – Page 11

8.        Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Advisor’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

9.        Term of Agreement. Unless sooner terminated, this Agreement shall continue in effect until             . Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.        Indemnification. (a) The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor’s material breach of this Agreement or as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor’s Disqualifying Conduct.

(b)        The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor’s material breach of this Agreement or as a result of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor’s Disqualifying Conduct.

11.        Delegation to Third Parties. Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

Exhibit G – Page 12

12.        Disclosure. Neither the Advisor, on its own behalf or on behalf of the Fund, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 11 of this Agreement.

13.        Instructions to Custodian. The Sub-Advisor shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Fund that it has initiated. The Advisor shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Fund’s custodian.

14.        Representations and Warranties. (a) The Advisor represents and warrants to the Sub-Advisor that the Advisor:

(i)        has full power and authority to appoint the Sub-Advisor to manage the Fund in accordance with the terms of this Agreement; and

(ii)        this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and the Fund’s shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b)        The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:

(i)        is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii)        is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Advisor; and

(iii)        maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.

15.        Miscellaneous.

(a)        Notices. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Advisor or Sub-Advisor, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b)        Amendment. This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.

Exhibit G – Page 13

(c)        Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d)        Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e)        Headings. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f)        Governing Law. This Agreement shall be governed in accordance with the internal laws of the State of Minnesota, without giving effect to principles of conflict of laws.

(g)        Use of Sub-Advisor’s Name. The Advisor shall furnish to the Sub-Advisor all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Advisor by name prior to the use thereof. The Advisor shall not use or cause the Fund to use any such materials if the Sub-Advisor reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

U.S. Bancorp Asset Management, Inc.

By:

Name:

Title:

Nuveen Fund Advisors, LLC

By:

Name:

Title:

Exhibit G – Page 14

APPENDIX A

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of the Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before [•], 2014.

Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Appendix A – Page 1

APPENDIX B

OFFICERS OF THE FUND

The following table provides the current officers of the Fund and their principal occupations during the past five years (their titles may have varied during that period). Unless otherwise indicated, the address of each officer listed below is U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402. Officers receive no compensation from the Fund.

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Joseph M. Ulrey III(1) 1958	President	Term: Annual Length of Service: Since 2011	Chief Executive Officer and President of U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Chief Financial Officer and Head of Technology and Operations, U.S. Bancorp Asset Management, Inc.

Eric J. Thole(1) 1972	Vice President	Term: Annual Length of Service: Since 2011	Chief Operating Officer, U.S. Bancorp Asset Management, Inc. since August 2012; Head of Operations, Technology and Treasury, U.S. Bancorp Asset Management, Inc. from January 2011 through July 2012; prior thereto, Managing Director of Investment Operations, U.S. Bancorp Asset Management, Inc.

Jill M. Stevenson 1965	Treasurer	Term: Annual Length of Service: Treasurer since 2011; Assistant Treasurer, 2005-2010	Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Mutual Funds Assistant Treasurer, U.S. Bancorp Asset Management, Inc.

Ruth M. Mayr(1) 1959	Chief Compliance Officer	Term: Annual Length of Service: Since 2011	Chief Compliance Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Director of Compliance, U.S. Bancorp Asset Management, Inc.

Carol A. Sinn(1) 1959	Anti-Money Laundering Officer	Term: Annual Length of Service: Since 2011	Senior Business Line Risk Manager and Anti-Money Laundering Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Senior Business Line Risk Manager, U.S. Bancorp Asset Management, Inc.

Richard J. Ertel(1) 1967	Secretary	Term: Annual Length of Service: Secretary since 2011; Assistant Secretary, 2006-2010 and 2003-2004	General Counsel, U.S. Bancorp Asset Management, Inc., since January 2011; prior thereto, Counsel, U.S. Bancorp Asset Management, Inc.

Appendix B – Page 1

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Scott F. Cloutier 1973	Assistant Secretary	Term: Annual Length of Service: Since 2012	Senior Corporate Counsel, U.S. Bancorp Asset Management, Inc. since April 2011; Attorney, Steingart, McGrath & Moore, P.A., a Minneapolis-based law firm, from April 2009 through March 2011; prior thereto, Corporate Counsel, Pine River Capital Management, L.P., a Minneapolis-based investment adviser

(1)	Messrs. Ulrey, Thole and Ertel and Mses. Mayr and Sinn are each officers of U.S. Bancorp Asset Management, Inc.
(2)	Information as of April 30, 2014.

Appendix B – Page 2

OFFICERS OF THE NUVEEN FUNDS

The following table provides the Nuveen personnel who are expected to become officers of the Fund in connection with the Nuveen Transition and their principal occupations during the past five years (their titles may have varied during that period). Unless otherwise indicated, the address of each officer listed below is Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606. Officers will receive no compensation from the Fund.

Name, Address and Year of Birth	Position with the Acquiring Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Gifford R. Zimmerman 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

Cedric H. Antosiewicz 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.

Appendix B – Page 3

Name, Address and Year of Birth	Position with the Acquiring Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Margo L. Cook 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.

Lorna C. Ferguson 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.

Stephen D. Foy 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); formerly, Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.

Scott S. Grace 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.

Walter M. Kelly 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.

Appendix B – Page 4

Name, Address and Year of Birth	Position with the Acquiring Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Tina M. Lazar 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.

Kevin J. McCarthy 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, Minneapolis 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).

Joel T. Slager 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since May 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (2008-2010).

Appendix B – Page 5

Name, Address and Year of Birth	Position with the Acquiring Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
John G. Wenker 901 Marquette Avenue Minneapolis, Minneapolis 55402 1951	Vice President	Term: Annual Length of Service: Since 2014	Managing Director and Head of Real Assets Nuveen Asset Management, LLC (since 2011); Head of Real Assets, FAF Advisors, Inc. (1998-2011).

David A. Yale 901 Marquette Avenue Minneapolis, Minneapolis 55402 1956	Vice President	Term: Annual Length of Service: Since 2014	Senior Vice President, Portfolio Manager Nuveen Asset Management, LLC (since 2011); Senior Real Estate Portfolio Manager, FAF Advisors, Inc. (2006-2011).

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of [•], 2014.

OFFICERS OF NUVEEN FUND ADVISORS

The following table provides the names of the Directors and Principal Executive Officers of Nuveen Fund Advisors and their principal occupation and position(s). The address of each Director and Principal Officer of Nuveen Fund Advisors listed below is c/o Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. Currently, none of the persons listed below holds any position with the Fund.

Name	Position(s) with Nuveen Fund Advisors
William Adams IV	Co-President
Thomas S. Schreier, Jr.	Co-President
Kevin J. McCarthy	Managing Director, Co-General Counsel and Assistant Secretary
Kathleen L. Prudhomme	Managing Director, Co-General Counsel and Assistant Secretary
Gifford R. Zimmerman	Managing Director, Co-General Counsel and Assistant Secretary
Joseph T. Castro	Managing Director, Chief Compliance Officer and UCITS Compliance Manager
Scott S. Grace	Managing Director and Treasurer
Sherri A. Hlavacek	Managing Director and Controller
Stuart J. Cohen	Managing Director and Assistant Secretary
John L. MacCarthy	Executive Vice President and Secretary
Margo L. Cook	Executive Vice President, Investment Services
Robert D. Luse	Executive Vice President
Stephen D. Foy	Senior Vice President
Timothy N. Kafesjian	Senior Vice President
Lucas A Satre	Senior Vice President and Assistant Secretary
Margaret Panopoulos	Vice President and UCITS Compliance Manager
Diane S. Meggs	Vice President

Appendix B – Page 6

OFFICERS OF NAM

The following table provides the names of the Directors and Principal Officers of Nuveen Asset Management and their principal occupation and position(s). The address of each Director and Principal Officer of Nuveen Asset Management listed below is c/o Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. Currently, none of the persons listed below holds any position with the Fund.

Name	Position(s) with Nuveen Asset Management
William T. Huffman	President
Thomas S. Schreier, Jr.	Chairman
Kevin J. McCarthy	Managing Director, Associate General Counsel and Assistant Secretary
Kathleen L. Prudhomme	Managing Director, Associate General Counsel and Assistant Secretary
Gifford R. Zimmerman	Managing Director, Associate General Counsel and Assistant Secretary
Stuart J. Cohen	Managing Director, Associate General Counsel and Assistant Secretary
Charles R. Manzoni, Jr.	Managing Director, Chief Operating Officer and General Counsel
Scott S. Grace	Managing Director and Treasurer
Sherri A. Hlavacek	Managing Director and Controller
John L. MacCarthy	Executive Vice President and Secretary
Robert D. Luse	Executive Vice President
Timothy N. Kafesjian	Senior Vice President
Lucas A. Satre	Senior Vice President and Assistant Secretary
Mark Slevin	Senior Vice President
Diane S. Meggs	Vice President and Chief Compliance Officer

Appendix B – Page 7

APPENDIX C

DATES RELATED TO CURRENT ADVISORY AGREEMENT

Effective Date of Agreement	Last Date Approved by Shareholders	Date Last Approved by Board
January 1, 2011	December 17, 2010	June 17-18, 2013

DATES RELATED TO CURRENT SUB-ADVISORY AGREEMENTS

	Effective Date of Agreement	Last Date Approved by Shareholders	Date Last Approved by Board

Current NAM Sub-Advisory Agreement	January 1, 2011	December 17, 2010	June 17-18, 2013

Current NFA Sub-Advisory Agreement	January 1, 2011	December 17, 2010	June 17-18, 2013

Appendix C – Page 1

APPENDIX D

SHARE OWNERSHIP OF NUVEEN DIRECTOR NOMINEES

The following table lists the dollar range of equity securities beneficially owned by each Nuveen Director Nominee in the Fund and in all Nuveen Funds to be overseen by the Nuveen Director Nominee as of             , 201  .

Dollar Range of Equity Securities
Nuveen Director Nominees	Fund	Aggregate Range of Equity; Securities in All Registered Investment Companies Overseen by Nuveen Director Nominees in Family of Investment Companies

Nuveen Director Nominees who are not “interested persons” of the Fund

Robert P. Bremner

Jack B. Evans

William C. Hunter

David J. Kundert

John K. Nelson

William J. Schneider

Judith M. Stockdale

Carole E. Stone

Virginia L. Stringer

Terence J. Toth

Nuveen Director Nominees who are “interested persons” of the Fund

William Adams IV

Thomas S. Schreier, Jr.

Appendix D – Page 1

APPENDIX E

COMPENSATION OF NUVEEN DIRECTOR NOMINEES

Set forth in the table below is information regarding the aggregate compensation paid by funds in the Nuveen Fund Complex to the Nuveen Director Nominees who are not “interested persons” (as defined in the 1940 Act) for the calendar year ended December 31, 2013.

Nuveen Director Nominees	Aggregate Compensation Paid ($)
Robert P. Bremner	$334,516

Jack B. Evans	$287,880

William C. Hunter	$251,250

David J. Kundert	$311,158

John K. Nelson(1)	$17,667

William J. Schneider	$337,104

Judith M. Stockdale	$283,062

Carole E. Stone	$283,276

Virginia L. Stringer	$256,750

Terence J. Toth	$305,513

(1)	Mr. Nelson was appointed to the Nuveen Board effective September 1, 2013.

Appendix E – Page 1

APPENDIX F

SUB-ADVISORY FEE RATES AND AGGREGATE FUND SUB-ADVISORY FEES PAID UNDER CURRENT SUB-ADVISORY AGREEMENTS

Fiscal Year End	Current Sub-Adviser	Fee Rate Under Current Sub- Advisory Agreement	Fees Paid to the Current Sub-Adviser During Last Fiscal Year
August 31, 2013	Nuveen Fund Advisors	Monthly fee in an amount equal to an annual rate of 0.45% of the Fund’s average weekly net assets.	$364,627

August 31, 2013	Nuveen Asset Management	Monthly fee in an amount equal to an annual rate of 0.15% of the Fund’s average weekly net assets.	$124,542

SUB-ADVISORY FEE RATES UNDER FAF CHANGE OF CONTROL AGREEMENTS

Fiscal Year End	Current Sub-Adviser	Fee Rate Under FAF Change of Control Agreement
August 31, 2013	Nuveen Fund Advisors	Monthly fee in an amount equal to an annual rate of 0.45% of the Fund’s average weekly net assets.

August 31, 2013	Nuveen Asset Management	Monthly fee in an amount equal to an annual rate of 0.15% of the Fund’s average weekly net assets.

Appendix F – Page 1

First American Funds

P.O. Box 1330

Minneapolis, Minnesota 55440-1330

(800) 677-3863

www.firstamericanfunds.com                                                                                                      MRF0714

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800- - Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 800 Nicollet Mall Minneapolis, Minnesota 55402 on [Date]

Please detach at perforation before mailing.

PROXY	AMERICAN INCOME FUND, INC.	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON [DATE]

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of the Fund referenced above appoints Eric J. Thole, Jill M. Stevenson and Richard J. Ertel, and each of them, to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of the Fund, held by the undersigned at the annual meeting of shareholders of the Fund to be held at the offices of U.S. Bancorp Asset Management, Inc., 3rd Floor – Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402 on [DATE], and at any postponements or adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

This Proxy will be voted as instructed on the matters set forth on the reverse side of this card. It is understood that, if no choice is specified, this Proxy will be voted “FOR” all items. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. Receipt of the Notice of Annual Meeting and the Proxy Statement is acknowledged by your execution of this Proxy.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-800- -

Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[ ]

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholders Meeting to Be Held on [DATE]

The Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU DO NOT NEED TO RETURN THIS PROXY CARD.

Please detach at perforation before mailing.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

The Board of Directors recommends a vote “FOR” all the nominees listed in Proposal 1

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Directors:

01. Roger A. Gibson	02. John P. Kayser	03. Leonard W. Kedrowski	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
04. Richard K. Riederer	05. James M. Wade		☐	☐	☐

To withhold authority to vote “FOR” any individual nominee(s), mark the “FOR ALL EXCEPT” box and write the nominee number(s) on the line provided.

2.	To transact any other business properly brought before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

[                    ]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800- - Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 800 Nicollet Mall Minneapolis, Minnesota 55402 on [Date]

Please detach at perforation before mailing.

PROXY	AMERICAN INCOME FUND, INC.	PROXY
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [DATE]

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of the Fund referenced above appoints Eric J. Thole, Jill M. Stevenson and Richard J. Ertel, and each of them, to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of the Fund, held by the undersigned at the special meeting of shareholders of the Fund to be held at the offices of U.S. Bancorp Asset Management, Inc., 3rd Floor – Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402 on [DATE], and at any postponements or adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

This Proxy will be voted as instructed on the matters set forth on the reverse side of this card. It is understood that, if no choice is specified, this Proxy will be voted “FOR” all items. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. Receipt of the Notice of Special Meeting and the Proxy Statement is acknowledged by your execution of this Proxy.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-800- -

Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[ ]

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Shareholders Meeting to Be Held on [DATE]

The Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU DO NOT NEED TO RETURN THIS PROXY CARD.

Please detach at perforation before mailing.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

The Board of Directors recommends a vote “FOR” Proposals 1.a, 1.b, 2, 3, 4, 5.a, 5.b, 5.c and 5.d.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.a.	To approve a new investment management agreement between American Income Fund, Inc. (the “Fund”) and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) in connection with the transition of investment advisory services to Nuveen Fund Advisors (the “Nuveen Transition”).			FOR ☐	AGAINST ☐	ABSTAIN ☐

1.b.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC (“Nuveen Asset Management”) in connection with the Nuveen Transition.			FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	Election of Directors to serve upon the effectiveness of the Nuveen Transition:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. William Adams IV 02. Robert P. Bremner 03. Jack B. Evans 04. William C. Hunter	05. David J. Kundert 06. John K. Nelson 07. William J. Schneider 08. Thomas S. Schreier, Jr.	09. Judith M. Stockdale 10. Carole E. Stone 11. Virginia L. Stringer 12. Terence J. Toth	☐	☐	☐

To withhold authority to vote “FOR” any individual nominee(s), mark the “FOR ALL EXCEPT” box and write the nominee number(s) on the line provided.

3.	To approve an Agreement and Plan of Reorganization in connection with the change of domicile of the Fund pursuant to which the Fund would (i) transfer all of its assets to Nuveen Multi-Market Income Fund, a newly created Massachusetts business trust (the “Successor Fund”), in exchange solely for shares of the Successor Fund, and the Successor Fund’s assumption of all of the liabilities of the Fund, (ii) distribute such shares of the Successor Fund to the shareholders of the Fund, and (iii) dissolve, liquidate and terminate in accordance with the Fund’s Articles of Incorporation and applicable provisions of the Virginia Stock Corporation Act.			FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	To approve an amendment to the Articles of Incorporation of the Fund to change the name of the Fund to Nuveen Multi-Market Income Fund, Inc.			FOR ☐	AGAINST ☐	ABSTAIN ☐

5.a.	To approve a new sub-advisory agreement between U.S. Bancorp Asset Management, Inc. (“USBAM”) and Nuveen Fund Advisors in connection with the announced TIAA-CREF acquisition of Nuveen Investments, Inc. (the “Change of Control Transaction”).			FOR ☐	AGAINST ☐	ABSTAIN ☐

5.b.	To approve a new sub-advisory agreement between USBAM and Nuveen Asset Management in connection with the Change of Control Transaction.			FOR ☐	AGAINST ☐	ABSTAIN ☐

5.c.	To approve a new investment management agreement between the Fund and Nuveen Fund Advisors in connection with the Change of Control Transaction.			FOR ☐	AGAINST ☐	ABSTAIN ☐

5.d.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management in connection with the Change of Control Transaction.			FOR ☐	AGAINST ☐	ABSTAIN ☐

6.	To transact any other business properly brought before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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